As filed with the Securities and Exchange Commission on April 13, 2012

Registration No. 333-82705/811-5672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. _	☐

POST-EFFECTIVE AMENDMENT NO. 17	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

AMENDMENT NO. 176	☒

(Check appropriate box or boxes)

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

(Name of Depositor)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1800

Darin D. Smith, Esq.

Western Reserve Life Assurance Co. of Ohio

4333 Edgewood Road, NE.

Cedar Rapids, IA. 52499-4240

(Name and Address of Agent for Service)

Copy to:

Frederick R. Bellamy, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Title of Securities Being Registered: Units of interest in the separate account under flexible payment deferred variable annuity contracts.

It is proposed that this filing will become effective (check appropriate space)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☐         , pursuant to paragraph (b) of Rule 485

☒ 60 days after filing pursuant to paragraph (a) of Rule 485

☐ on                     , pursuant to paragraph (a) of Rule 485

WRL FREEDOM PREMIER

VARIABLE ANNUITY

Issued Through

WRL SERIES ANNUITY ACCOUNT

By

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Prospectus

May 1, 2012

This prospectus gives you important information about the WRL Freedom Premier, formerly known as WRL Freedom Premier II, a flexible payment variable deferred annuity contract (“Contract”). Please read this prospectus and the fund prospectuses before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans. This Contract is not available in all states.

You can put your money into one or more of the following investment choices. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

If you would like more information about the WRL Freedom Premier, formerly known as WRL Freedom Premier II, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated May 1, 2012. Please call us at 1-800-851-9777 (Monday-Friday, 8:30 a.m.-7:00 p.m. Eastern Time), write us at: Western Reserve, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or visit our website – www.westernreserve.com. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the Contract, fixed account, and the funds:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	involve risks, including possible loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

The subaccounts available under this Contract invest in underlying funds of the Portfolio companies listed below:

ACCESS ONE TRUST

PROFUNDS

TRANSAMERICA SERIES TRUST

For a complete list of the available subaccounts, please refer to “Appendix A: Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

DEFINITIONS OF SPECIAL TERMS

Accumulation period — The period between the Contract date and the maturity date while the Contract is in force.

Accumulation unit value — An accounting unit of measure we use to calculate subaccount values during the accumulation period.

Administrative and Service Office — Western Reserve Life Assurance Co. of Ohio, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

Age — The issue age is the annuitant’s age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term “age” in this prospectus, it has the same meaning as “attained age” in the Contract.

Annuitant — The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

Annuity unit value — An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

Annuity value — The sum of the separate account value and the fixed account value at the end of any valuation period.

Annuitize (Annuitization) — When you switch from the accumulation phase to the income period and we begin to make annuity payments to you (or your designee).

Beneficiary(ies) — The person(s) you elect to receive the death benefit proceeds under the Contract.

Cash value — The annuity value less any applicable premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code — The Internal Revenue Code of 1986, as amended.

Contract anniversary — The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date — Generally, the later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at Western Reserve’s Administrative and Service Office. We measure Monthiversaries, Contract years and Contract anniversaries from the Contract date.

Death claim day — Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

Death report day — The valuation date on which we have received due proof of death.

Fixed account — An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

Fixed account value — During the accumulation period, your Contract’s value in the fixed account.

Funds — Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the Contract in the future.

In force — Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.

Maturity date — The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant’s 95th birthday.

Monthiversary — The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE — New York Stock Exchange.

Nonqualified Contracts — Contracts issued other than in connection with retirement plans.

Owner (you, your) — The person(s) entitled to exercise all rights under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.

Portfolio — A separate investment portfolio of a fund.

Premium payments/premium payments — Amounts paid by an owner or on an owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “premium payment” or “premium” in this prospectus, it has the same meaning as “net premium” in the Contract, which means the premium payment less any applicable premium taxes.

Qualified Contracts — Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate account — WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

Separate account value — During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

Subaccount — A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

Surrender — The termination of a Contract at the option of an owner.

Valuation date/ business day — Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

Valuation period — The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve (we, us, our, the Company) — Western Reserve Life Assurance Co. of Ohio.

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.

Certain provisions of Contract Form Number WL18 are different than those described herein. See Appendix C for information concerning Contract Form Number WL18.

1.	THE ANNUITY CONTRACT

The WRL Freedom Premier is a flexible payment variable deferred annuity contract (the “Contract”) offered by Western Reserve. It is a contract between you, as an owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

The Contract allows you to direct your money into one or more of the subaccounts. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 2% (in most states), and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.

For an additional charge, you may select either a compounding minimum death benefit rider or an annual step-up death benefit rider. You may only add one of the optional death benefit riders when you purchase the Contract. If you purchase one of these riders, you cannot drop it after we issue your Contract. You may also add an Additional Earnings Rider that may provide a supplemental death benefit if you have not already selected an optional death benefit rider. See Section 9. Death Benefit, for details concerning these death benefit riders. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

The Contract, like all deferred annuity contracts, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

2.	ANNUITY PAYMENTS (THE INCOME PHASE)

The Contract allows you to receive income after the maturity date under several annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time, reduced by the separate account annuitization charge. Generally, you cannot annuitize before your Contract’s fifth anniversary.

3.	PURCHASE

You can buy this Contract with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified Contracts) or more under most circumstances. You can add as little as $50 at any time during the accumulation period. We allow premium payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

4.	INVESTMENT CHOICES

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation period. We currently charge a $10 fee for each transfer in excess of 12 transfers per Contract year. In addition, we reserve the right to impose restrictions and limitations on transfers.

5.	EXPENSES

See Appendix C for information concerning Contract Form NumberWL18.

We do not take any deductions for sales charges from premium payments at the time you buy the Contract. You generally invest the full amount of each premium payment in one or more of the investment choices.

During the accumulation period, we deduct a daily mortality and expense risk charge of 0.85% annually (1.25% if you select the compounding minimum death benefit rider or annual step-up death benefit rider) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts. During the income phase, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. The optional death benefit riders are not available in all states.

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. This charge will not increase after you purchase the rider. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We do not assess this charge during the income phase.

During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders (including surrender charges), equals or exceeds $50,000 on the Contract anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

If you take a Contract loan, we will impose a $30 loan processing fee. Only certain types of qualified Contracts can take Contract loans. This fee is not applicable in all states.

We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your premium payment(s), if you surrender the Contract or partially surrender its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

If you make a partial surrender or surrender your Contract completely, we will deduct a surrender charge for premium payments surrendered within seven years after we receive the premium payment. This charge is 7% of the amount surrendered if the surrender occurs within 24 months or less of our receipt of the premium payment, and then declines gradually to 6% — 25 through 36 months; 5% — 37 through 48 months; 4% — 49 through 60 months; 3% — 61 through 72 months; 2% — 73 through 84 months; and no surrender charge — 85 months or more.

When we calculate surrender charges, we treat partial surrenders as coming first from the oldest premium payment, then the next oldest and so forth. For partial surrenders you make in any Contract year, we will waive all or a portion of the surrender charge up to the maximum free amount. Partial surrenders in excess of the maximum free amount will be subject to a surrender charge. We will deduct the full surrender charge if you surrender your Contract completely. The “free amount” waiver does not apply to a complete surrender. We waive this charge under certain circumstances. See Section 5. Expenses — Surrender Charge for how we calculate surrender charges and waivers.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity

Contract Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

See Section 10. Other Information - Distribution of the Contracts for information concerning compensation we pay our agents for the sale of the Contracts.

6.	TAXES

The Contract’s earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the contract” has been fully recovered. Different tax consequences may apply for a qualified Contract. If you are younger than 59 1/2 when you take money out of a Contract, you may also be charged a 10% federal penalty tax on the amount you must report as taxable income.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial or complete surrender.

7.	ACCESS TO YOUR MONEY

You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $5,000. No partial surrenders may be made from the fixed account without prior consent from us. Access to amounts held in qualified Contracts may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and surrender charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

Partial withdrawals will reduce your cash value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial surrenders may reduce the death benefit and the Additional Earnings Rider benefit by more than the amount surrendered.

You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

8.	PERFORMANCE

The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. Past performance does not guarantee future results.

9.	DEATH BENEFIT

If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your surviving spouse continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds (described below) as of the death report day and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. Death benefit provisions may vary by state.

If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the joint owner or sole beneficiary, then the Contract continues. However, the annuity value is not increased to equal the death benefit proceeds.

If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

If the annuitant dies before the maturity date, the death benefit proceeds, if payable, will be determined by the death benefit option described in your Contract and in any optional death benefit rider that you purchased. If you purchase an optional death benefit rider, you cannot drop it after we issue your Contract.

Under the standard death benefit, the death benefit proceeds will be the greater of:

•	the annuity value as of the death report day; or

•	the total premium payments you make to the Contract reduced by any adjusted partial surrenders.

Under the compounding minimum death benefit rider, the death benefit proceeds will be the greater of:

•	the death benefit proceeds as determined under the standard death benefit; or

•

total premiums paid for this Contract, less any adjusted partial surrenders, accumulated at 5% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

Under the annual step-up death benefit rider, the death benefit proceeds will be the greater of:

•	the death benefit proceeds as determined under the standard death benefit; or

•

the highest annuity value as of any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made, and decreased for adjusted partial surrenders taken, following the date of the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

The adjusted partial surrender is equal to (a) times (b) where:

(a)	is the ratio of the value of any proceeds that would have been payable had death occurred, to the annuity value, as these amounts existed on the date the partial surrender is processed, but prior to the processing; and

(b)	is the amount of the partial surrender.

An additional death benefit may be payable if you purchase the Additional Earnings Rider (not available if you purchase one of the optional death benefit riders) and it is in effect at the time the death benefit proceeds become payable. You may only select the Additional Earnings Rider if you are both the owner and the annuitant (except in the case of a trust or employer-sponsored plan). This rider is not available in all states and may vary by state. See Section 9. Death Benefit - Additional Earnings Rider for details.

The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.

10.	OTHER INFORMATION

Right to Cancel Period. You may return your Contract for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). We determine the value of the refund as of the date we receive the returned Contract at our Administrative and Service Office. We will pay the refund within 7 days after we receive your original signature written notice of cancellation and the returned Contract at our Administrative and Service Office in good order. A faxed version of a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The Contract will then be deemed void.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, because the tax-favored arrangement itself provides tax- sheltered growth.

Additional Features. This Contract has additional features that might interest you. These include the following:

•

Reduced Minimum Initial Premium Payment (for nonqualified Contracts): You may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.

•

Systematic Partial Surrenders: You can arrange to have money automatically sent to you while your Contract is in the accumulation period. You may take systematic partial surrenders monthly, quarterly, semi-annually or annually without paying surrender charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.

•

Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TA AEGON Money Market or TA JPMorgan Core Bond subaccounts to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

•

Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

•

Telephone Fax and Internet Transactions: You may make transfers, partial surrenders and/or change the allocation of additional premium payments by telephone or fax. You may also make transfers and change premium payment allocations through our website – www.westernreserve.com. Internet transactions are not available for transfers and changes in premium payment allocations involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received in good order at our Administrative and Service Office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our Administrative and Service Office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business session of the NYSE.

•

Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take partial surrenders or surrender your Contract completely without paying the surrender charge, under certain circumstances.

•	Terminal Condition Waiver: Under a terminal condition waiver, if certain medically-related circumstances occur, we will allow you to fully or partially surrender your money without a surrender charge.

•

Contract Loans (for certain qualified Contracts): If you own a qualified Contract, you may be eligible to take out Contract loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See Section 7. Access to Your Money - Contract Loans for Certain Qualified Contracts for details.

•

Optional Death Benefit and Additional Earnings Riders: You may add one of the optional death benefit riders for an additional charge. If you wish to purchase one of the riders, you must select the rider on your application. If you purchase one of these riders, you cannot drop it after we issue your Contract. However, you may purchase the Additional Earnings Rider at issue or on any Monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. These riders are not available to owners, joint owners or annuitants age 76 or older on the Contract date. These riders are not available in all states and may vary by state.

•

Compounding Minimum Death Benefit Rider: This rider provides a death benefit equal to total premium payments paid for this Contract, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

•

Annual Step-Up Death Benefit Rider: This rider provides a death benefit equal to the highest annuity value on any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

•

Additional Earnings Rider: You may add this rider for an additional charge when we issue the Contract or on any Monthiversary during the accumulation period if you, a joint owner and the annuitant are age 75 or younger and if you have not already purchased an optional death benefit rider. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the Contract if the surviving spouse elects to continue the Contract. If the Additional Earnings Rider is attached to a Contract with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. We recommend that you consult your tax advisor before you purchase this rider.

•

Additional Benefits with Spousal Continuation: If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

•

Additional Death Benefit on Beneficiary’s Death: If an owner who is the annuitant dies before the maturity date, and the deceased owner’s spouse is not named as joint owner or as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit under the Contract if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

•

Multiple Beneficiaries: If an owner who is an annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.

These features are not available in all states, may vary by state and may not be suitable for certain qualified Contracts or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional riders or features described in this prospectus.

Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the Contract. Consult your agent and the Contract for details.

Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial surrenders, dollar cost averaging and asset rebalancing.

A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

Other Contracts. We offer other variable annuity contracts which also invest in the same portfolios of the funds. These contracts may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these contracts, contact your agent, or call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of a contract owner, and the maximum fees and charges for all contract features and benefits are set forth in the fee table of this prospectus.

Financial Information. We have included in Appendix B, a financial history of the accumulation unit values for the subaccounts available through this Contract.

11.	INQUIRIES

If you need more information or want to make a transaction, please contact us at:

Western Reserve Life Assurance Co. of Ohio

Administrative and Service Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

You may check your Contract at www.westernreserve.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your Contract. We cannot guarantee that you will be able to access this site.

You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone who knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

Please send all premium payments, loan repayments, correspondence and notices to the Administrative and Service Office.

ANNUITY CONTRACT FEE TABLE(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially or completely surrender the Contract, or transfer annuity value between the subaccounts and/or the fixed account. State premium taxes may also apply.

Owner Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of premium payments)(2)(3)(4)	7%
Transfer Charge(5)	$10 after 12 per year
Loan Processing Fee(6)	$30 per loan
Special Service Fee	$0 - $25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Annual Contract Charge(3)(7)	$30 per Contract year

Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)(8)

Under Standard Death Benefit:
Mortality and Expense Risk Charge	0.85%
Administrative Charge	0.40%

Total Separate Account Annual Expenses	1.25%

With Compounding Minimum Death Benefit Rider Added (optional):
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.40%

Total Separate Account Annual Expenses	1.65%

With Annual Step-Up Death Benefit Rider Added (optional):
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.40%

Total Separate Account Annual Expenses	1.65%

Annual Optional Rider Charges:
Additional Earnings Rider Charge(9)	0.35%
Guaranteed Minimum Income Benefit Rider(10) (NO LONGER AVAILABLE)
Current	0.35%
Maximum	0.50%

The next table shows the lowest and highest total operating expenses charged by the portfolios for the fiscal year ended December 31, 2011. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses(11)(12)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.43%	2.09%

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the highest costs of investing in the Contract, including Contract owner transaction expenses, the annual Contract charge, separate account charges (assuming the compounding minimum death benefit rider or annual step-up death benefit rider has been added), the highest charge for the optional Additional Earnings Rider and highest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

Example(13)	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period.	$1,036	$1,777	$2,461	$4,386
If you annuitize* or remain invested in the Contract at the end of the applicable time period.	$415	$1,260	$2,126	$4,386

*	You cannot annuitize your Contract before your Contract’s fifth anniversary.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

(1)	The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See Section 5, Expenses.

(2)	We will deduct from any payment for a partial or complete surrender the charge for any extraordinary expenses we incur for expediting delivery of the payment of your partial or complete surrender – such as for wire transfers or overnight mail expenses. We charge $25 for a wire transfer and $20 for an overnight delivery.

(3)	The surrender charge decreases based on the number of years since each premium payment was made, from 7% in the first two years after the premium payment was made and grading down to 0% in the eighth year after the premium payment was made. To calculate surrender charges, the first premium payment made is considered to come out first. This charge is waived under certain circumstances.

(4)	We may reduce or waive the surrender charge and the annual Contract charge for Contracts sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.

(5)	There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

(6)	Loans are available only for certain qualified Contracts. The loan processing fee is not applicable in all states.

(7)	We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, including any surrender charges, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

(8)	These charges are assessed to your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 0.85% applies when you have selected the standard death benefit. If you select the compounding minimum death benefit rider or the annual step-up death benefit rider, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

(9)	This rider is optional. You may not add this rider if you have already purchased one of the optional death benefit riders. If you add the rider, we will impose during the accumulation period an annual rider charge equal to 0.35% of your Contract’s annuity value on each rider anniversary and pro rata on the termination date of the rider, including Contract surrender. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. This rider is not available in all states.

(10)	This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Appendix D.

(11)	The portfolio expenses used to prepare this table were provided to Western Reserve by the fund(s). Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

(12)	The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2011.

(13)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.09% that is determined by dividing the total annual Contract charges to be collected during 2011 by total average net assets to be attributable to the Contract during 2011. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

1.	THE ANNUITY CONTRACT

This prospectus describes the WRL Freedom Premier, formerly known as WRL Freedom Premier II variable annuity contract offered by Western Reserve.

An annuity is a contract between you, an owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 below.) Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

The Contract is a flexible payment variable deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

It is a “flexible payment” Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

The Contract is a “variable” annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon the performance of your investment choices for the income phase.

The Contract also contains a fixed account. Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 2% (in most states) per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

2.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the date when annuity payments start under the Contract. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The maturity date cannot be later than the annuitant’s 95th birthday. The maturity date may be earlier for qualified Contracts.

Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

Supplemental Contract. Once you annuitize and if you have selected a fixed annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

Annuity Payment Options Under the Contract

The Contract provides several annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:

•	The amount of the annuity proceeds on the maturity date;

•	The interest rate we credit on those amounts; and

•	The specific payment option you choose.

Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract’s assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract’s assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% of subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

If you elect a variable annuity payment option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40%.

The annuity payment options are explained below. Some of the annuity payment options may not be available in all states. Options A, B, and C are fixed only. Options D and E are variable only.

Fixed Annuity Payment Options

Payment Option A — Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

If your contract is a qualified contract, payment option A may not satisfy minimum required distribution rules. Consult a tax advisor before electing that option.

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or

•	10 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 years; or

•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

Payment Option C — Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

For more information on how the fixed annuity payments are determined, see the SAI.

Variable Annuity Payment Options

Payment Option D — Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

•	No Period Certain — We will make variable payments only during the annuitant’s lifetime; or

•	10 Years Certain — We will make variable payments for the longer of the annuitant’s lifetime or 10 years.

Payment Option E — Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with us.

Note Carefully: The death benefit payable after the maturity date will be affected by the annuity option you choose.

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and

•	the annuitant(s) dies, for example, before the due date of the second annuity payment;

THEN:

•	we may make only one annuity payment and there will be no death benefit payable.

IF:

•	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping Western Reserve informed of the annuitant’s current address of record.

3.	PURCHASE

Contract Issue Requirements

We will not issue a Contract unless:

•	we receive information we need to issue the Contract at our Administrative and Service Office in good order;

•	we receive a minimum initial premium payment (except for 403(b) Contracts); and

•	the annuitant is age 85 or younger.

In order to purchase the optional compounding minimum death benefit rider, annual step-up death benefit rider or Additional Earnings Rider, you, a joint owner and the annuitant must be age 75 or younger. If you purchase the compounding minimum death benefit rider or the annual step-up death benefit rider, you cannot drop it after we issue your Contract. You may purchase the Additional Earnings Rider at issue or on any Monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. You may not purchase the Additional Earnings Rider if you have purchased an optional death benefit rider.

Premium Payments

You should make checks or drafts for premium payments payable only to “Western Reserve Life” and send them to our Administrative and Service Office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to “Western Reserve Life”, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or a transfer from other financial institutions. Any third party checks not accepted by the company will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Premium Requirements

The initial premium payment for nonqualified Contracts must be at least $5,000. However, you may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs the minimum initial premium payment is $1,000 and for qualified Contracts other than traditional or Roth IRAs, the minimum initial premium payment is $50.

We will credit your initial premium payment to your Contract within two business days after the day we receive it and your complete Contract information in good order. If we are unable to credit your initial premium payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us (or your agent) to keep it. We will credit your initial premium payment as soon as we receive all necessary application information.

The date on which we credit your initial premium payment to your Contract is generally the Contract date. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and premium payments to our Administrative and Service Office in a timely manner. Any delays will affect when your Contract can be issued and when your purchase payment is allocated among the investment choices.

If you wish to make premium payments by bank wire, please contact our Administrative and Service Office at 1-800-851-9777 (Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time.

We may reject any application or premium payment for any reason permitted by law.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept premium payments by bank wire or by check. Additional premium payments must be at least $50 ($100 monthly in the case of nonqualified Contracts with a $1,000 initial premium payment and $1,000 if by wire). We will credit any additional premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our Administrative and Service Office in good order. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

Maximum Total Premium Payments

We reserve the right to reject cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for all contracts with the same owner or same annuitant issued by us or an affiliate.

Allocation of Premium Payments

On the Contract date, we will allocate your premium payment to the investment choices you selected on your application. Your allocation must be in whole percentages which must total 100%. We will allocate additional premium payments as you selected on your application, unless you request a different allocation.

Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.

If you allocate purchase payments to the Dollar Cost Averaging Program, then you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.

You may change allocations for future additional premium payments by writing to or telephoning the Administrative and Service Office or by visiting our website – www.westernreserve.com, subject to the limitations described under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. The allocation change will apply to premium payments received after the date we receive the change request at our Administrative and Service Office in good order.

You should review periodically how your purchase payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

Right to Cancel Period

You may return your Contract for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). We determine the value of the refund as of the date we receive (in good order at our Administrative and Service Office) your written notice of cancellation and the returned Contract at our Administrative and Service Office. We will pay the refund within 7 days after we receive (in good order at our Administrative and Service Office) your written notice of cancellation and the returned Contract. The Contract will then be deemed void.

Annuity Value

You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each valuation date and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

Accumulation Units

We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount’s accumulation unit value as of the end of that valuation date. If you partially surrender or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge, any surrender charge, or any Additional Earnings Rider charge, we subtract accumulation units from the subaccounts using the same method.

Each subaccount’s accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying portfolio, and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

4.	INVESTMENT CHOICES

The Separate Account

The WRL Freedom Premier variable annuity offers you a means of investing in various underlying portfolios offered by different investment companies (by investing in corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Contract are listed in Appendix A: Portfolios Associated with the Subaccounts.

The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to the portfolios offered by this prospectus.

There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the fund prospectuses. You should read the fund prospectuses carefully before you invest.

Please contact our Administrative and Service Office at 1-800-851-9777 (Monday — Friday 8:30 a.m. — 7:00 p.m. Eastern Time) or visit our website (www.westernreserve.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

Note: If you received a summary prospectus for any of the portfolios listed in Appendix A: Portfolios Associated with the Subaccounts, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Contract resulting from the performance of the Portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing or new Contract owners at any time or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by applicable law.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the “SEC”) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant. In the event any subaccount is eliminated, Western Reserve will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, Western Reserve may, at its discretion, close a subaccount to new investment (either transfers or premium payments). If you allocate premium to a subaccount that is closed to new investments, we will require new instructions, the requested transaction will be canceled and the premium will be returned.

In the event of any such substitution or change, we may by appropriate endorsement, make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required, Or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, Western Reserve also may (1) transfer the assets of the separate account associated with the Contracts to another account or accounts, (2) restrict or eliminate any voting rights of owner or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium payments you allocate to and amounts you transfer to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

While we do not guarantee that the fixed account will always be available for investment, we guarantee that the interest credited to the fixed account will not be less than 2% (in most states) per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 2% per year.

The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year.

Any money you allocate or transfer to the fixed account will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.

When you request a transfer, or if we consent to a partial surrender, from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each Contract year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial surrenders from the fixed account unless we consent.

Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.

Transfers

During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:

•	That you only make one transfer per Contract year. This restriction does not apply if you have selected dollar cost averaging;

•	That you request transfers from the fixed account in writing;

•	That you only make transfers from the fixed account during the 30 days following each contract anniversary; and

•	That you limit the maximum amount you transfer from the fixed account to the greater of:

(1)	25% of the amount in the fixed account; or

(2)	the amount you transferred from the fixed account in the immediately prior Contract year.

(Note: This restriction may prolong the period of time it takes to transfer the total annuity value allocated to the fixed account to other investment choices. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)

Before affecting any of these requirements, we will notify you in writing, and they will apply uniformly to all Owners.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer. Transfers from the fixed account are not available through our Internet website.

During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per Contract year.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not transfer any of their Contract value to the fixed account.

Transfers may be made by telephone, fax, mail or Internet, subject to limitations described under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.

If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, internet or faxed request, provided we receive your request in good order before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

Market Timing and Disruptive Trading

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders (frequent transfers are considered to be disruptive). Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us (except in the ProFunds or Access subaccounts as discussed above) if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some contract owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and the general amount may change quickly.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Contract owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’

ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Subaccounts. The restrictions above do not apply to ProFunds or Access subaccounts. Because the above restrictions do not apply to the ProFunds or Access subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Dollar Cost Averaging Program

Dollar cost averaging allows you to transfer systematically a specific amount each month from the fixed account, the TA AEGON Money Market subaccount, the TA JPMorgan Core Bond subaccount or any combination of these accounts, to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer at least $100 monthly. To qualify, a minimum of $5,000 must be in each subaccount from which we make transfers.

You may request dollar cost averaging at any time. A dollar cost averaging program will begin once we receive at our Administrative and Service Office in good order all necessary information and the minimum required amount. There is no charge for this program. However, these transfers do count towards the 12 free transfers allowed during each Contract year.

If you make dollar cost averaging transfers from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start dollar cost averaging. (Please note, a Dollar Cost Averaging Program will not begin on the 29th, 30th, or 31st of the month. If a program would have started on one of these dates, it will start on the 1st business day of the following month.)

By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Dollar cost averaging does not guarantee a profit and it does not protect you from loss if market prices decline.

We reserve the right to discontinue offering dollar cost averaging 30 days after we send notice to you. Dollar cost averaging is not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party.

Dollar Cost averaging will terminate if (i) we receive (at our Administrative and Service Office or by phone) from you or your authorized registered representative a request to cancel your participation, (ii) or the value in the account from which we make the transfers is depleted.

If we receive additional premium payments after a Dollar Cost Averaging program is completed; the additional premium will be allocated according to the current payment allocations at that time and will not reactivate a completed Dollar Cost Averaging program. New Dollar Cost Averaging instructions will be required to Dollar Cost Average this additional premium.

Asset Rebalancing Program

During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our Administrative and Service Office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our Administrative and Service Office. Entrance to the asset rebalancing program is limited to once per Contract year. However, we will not rebalance if you are in the dollar cost averaging program or systematic partial surrender program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer or if we receive your request to discontinue participation at our Administrative and Service Office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing Program.

To qualify for asset rebalancing, a minimum annuity value of $5,000 for an existing Contract, or a minimum initial premium payment of $5,000, for a new Contract, is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

Telephone, Fax and Internet Transactions

You may make transfers, change the allocation of additional premium payments and (generally) request partial surrenders by telephone. Telephonic partial surrenders are not allowed in the following situations:

•	for qualified Contracts (except IRA, Roth IRA, SEP, SIMPLE);

•	if the amount you want to withdraw is $50,000 and over; or

•	if the address of record has been changed within the past 15 days.

Upon instructions from you, the registered representative/agent of record for your Contract may also make telephonic transfers or partial surrenders for you. If you do not want the ability to make transfers or partial surrenders by telephone, you should notify us in writing.

You may make telephonic transfers, allocation changes or request partial surrenders by calling our toll-free number: 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. Telephone transfers for contracts owned by trusts will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative and Service Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.

Telephone, fax and Internet orders must be received in good order at our Administrative and Service Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office after the close of the New York Stock Exchange will receive the price computed at the end of the next business day.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

To request a transfer or partial surrender, please fax your request to us at 877-355-4385. We will not be responsible for same-day processing of transfers or partial surrenders if you fax your request to a number other than this fax number.

You may make certain transfers and change premium payment allocations through our website - www.westernreserve.com.

We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative and Service Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

In addition, you should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions via an automated telephone or online system is you or is authorized to act on your behalf.

We may discontinue the availability of telephone, fax or Internet transactions at any time.

Third Party Investment Services

Western Reserve or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.

Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Contracts. Western Reserve, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	Western Reserve does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Contract.

•

Western Reserve is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Contract. Western Reserve is not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.

•	Any fee that is charged by third parties offering investment allocation services for use with your Contract is in addition to the fees and expenses that apply under your Contract.

•	If you make withdrawals from your Contract value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 1/2.

5.	EXPENSES

There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate Contract costs and expenses that we incur in providing the services and benefits under the Contract and assuming the risks associated with the Contract and riders. The charges may result in a profit to us.

Mortality and Expense Risk Charge

We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 0.85% of the average daily net assets that you have invested in each subaccount. If you add the compounding minimum death benefit or annual step-up death benefit, the mortality and expense risk charge increases to 1.25%. This charge is deducted daily from the subaccounts during the accumulation period. During the income phase, if you elect a variable annuity option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if the charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

Administrative Charge

We deduct an annual administrative charge to partially cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount.

Additional Earnings Rider Charge

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider, including Contract surrender. We do not assess this charge during the income phase.

Annual Contract Charge

We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct this charge to cover our costs of administering the Contracts. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders (including any surrender charges), equals or exceeds $50,000 on the Contract anniversary for which the charge is payable.

Transfer Charge

You are generally allowed to make 12 free transfers among the subaccounts per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging and asset rebalancing transfers are considered transfers. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per Contract year. We do not currently charge for Internet transfers, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.

Loan Processing Fee

If you take a Contract loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Contract loans are available only under certain types of qualified Contracts.

Premium Taxes

Some states assess premium taxes on the premium payments you make. A premium tax is a regulatory tax that some states assess on the premium payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each premium payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

•	you elect to begin receiving annuity payments;

•	you surrender the Contract;

•	you request a partial surrender; or

•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Surrender Charge

During the accumulation period, except under certain qualified Contracts, you may surrender part or all of the annuity value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial or complete surrender.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

If you take a partial surrender or if you surrender your Contract completely, we will deduct a surrender charge of up to 7% of premium payments surrendered within seven years after we receive a premium payment. We calculate the surrender charge on the full amount we must withdraw from your annuity value in order to pay the surrender amount, including the surrender charge. To calculate surrender charges, we treat surrenders as coming first from the oldest premium payment, then the next oldest and so forth.

The following schedule shows the surrender charges that apply during the seven years following each premium payment:

Number of Months Since Premium Payment Date	Surrender Charge
12 or less	7%
13 through 24	7%
25 through 36	6%
37 through 48	5%
49 through 60	4%
61 through 72	3%
73 through 84	2%
85 or more	0%

For example, assume your premium is $100,000, you have taken no partial surrenders, your annuity value is $106,000 in the 15th contract month and you request a full surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and you requested a full surrender (annuity value is $80,000), you would pay a surrender charge of $7,000 (7% of $100,000).

Keep in mind that partial and complete surrenders may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, partial and complete surrenders are considered to come from earnings first.

There are several ways that you may make a partial surrender and we will not deduct the full surrender charge:

1. Partial Surrenders Up to the Free Amount. During any Contract year, you may request a partial surrender and we will not impose a surrender charge on any amount up to the maximum free amount. However, if you later completely surrender your Contract while surrender charges still apply, we will deduct from your annuity value the charge we would have deducted if there had been no free amount (does not apply to New Jersey residents). For partial surrenders under the Contract, the maximum free amount you can partially surrender without a surrender charge is equal to (a) plus (b) where:

(a)	is equal to:

(i)	the annuity value on the date of the partial surrender; plus

(ii)	any amounts previously surrendered from the Contract under (b) below; plus

(iii)	any amounts previously surrendered from the Contract that were subject to surrender charges; minus

(iv)	the total of all premiums paid for the Contract.

AND

(b)	is equal to:

(i)	10% of the remaining annuity value following the determination of (a) above on the date of the partial surrender; minus

(ii)	any amounts partially surrendered under (b)(i) above during the Contract year in which the partial surrender is requested.

For example, assume that you make a $100,000 premium payment to your Contract at issue and make no more premium payments. Also assume at the end of the 13th Contract month there is an annuity value of $108,000 before a partial surrender of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (a) ($108,000 - $100,000 = $8,000), and $3,000 is surrender charge free under (b) ($100,000 × 10% = $10,000 maximum amount under (b)). If, at the end of the 19th Contract month, there is an annuity value of $106,000 before a partial surrender of $20,000 is taken out, the surrender charge on this partial surrender will be calculated as follows:

(a)(i)	$106,000 is the annuity value on the date of the partial surrender; and is added to

(a)(ii)	$3,000 is the amount of the surrender that occurred in the 13th month surrendered under (b) of the formula (see paragraph above); plus

(a)(iii)	$0 are amounts previously surrendered that were subject to surrender charges; minus

(a)(iv)	$100,000 is the total of all premiums paid.

The total for (a) is: $106,000 + $3,000 + $0 - $100,000 = $9,000

AND

(b)(i)	$9,700 is 10% of the remaining annuity value following the determination of (a) above on the date of partial surrender [$106,000 - $9,000 = $97,000 (remaining annuity value) × 10% = $9,700]; minus

(b)(ii)	$3,000 is the amount partially surrendered under (b)(i) above during the Contract year in which the current partial surrender is requested.

The total for (b) is: $9,700 - $3,000 = $6,700.

The maximum amount of this partial surrender available without a surrender charge is $9,000 (A) + $6,700 (b) = $15,700.

The portion of this partial surrender which is subject to a surrender charge is $20,000 - $15,700 = $4,300.

The surrender charge is calculated to be $323.66 (7% of $4,624).

The total amount we will deduct from your annuity value for the surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.

2. Systematic Partial Surrenders. During any Contract year, you may make a systematic partial surrender on a monthly, quarterly, semi-annual or annual basis without paying surrender charges. Systematic partial surrenders must be at least $50. The amount of the systematic partial surrender may not exceed 10% of the annuity value at the time the surrender is made, divided by the number of surrenders made per calendar year. We reserve the right to discontinue systematic partial surrenders if any surrender would reduce your annuity value below $5,000.

You may elect to begin or discontinue systematic partial surrenders at any time. However, we must receive written notice at our Administrative and Service Office at least 30 days prior to the date systematic partial surrenders are to be discontinued. (Additional limitations apply. See Section 7. Access to Your Money - Systematic Partial Surrenders.)

3. Nursing Care Facility Waiver. If your Contract contains a nursing care facility waiver, we will waive the surrender charge, provided:

•	you (or any joint owner) have been confined to a nursing care facility for 30 consecutive days or longer;

•	your confinement began after the Contract date; and

•	you provide us with satisfactory written evidence of your confinement, including dates, at the time you make each request for partial surrender or complete surrender.

We will waive the surrender charge under this waiver only for partial and complete surrenders made during your confinement or within two months after your confinement ends.

There is no restriction on the maximum amount you may withdraw under this benefit.

This waiver is not available in all states.

4. Terminal Condition Waiver. If your Contract contains a terminal condition waiver, we will waive the surrender charge upon a complete or partial surrender, provided:

•	you (or any joint owner) is diagnosed with a terminal condition after the Contract date;

•	you (or any joint owner) provide a written statement acceptable to us and signed by a physician;

•	the written statement provides the physician’s diagnosis and prognosis of your (or any joint owner’s) non-correctable medical condition; and

•

the written statement says with reasonable medical certainty that the non-correctable medical condition will result in death within 12 months from the date of the written statement, taking into consideration ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

We will waive all surrender charges upon receipt of a complete or partial surrender request if you include such a written statement from a physician with your request. The minimum amount that you may partially surrender under this waiver is $1,000. If you request a complete surrender, or a partial surrender for an amount that reduces the annuity value below the minimum balance required under your Contract, we will pay you the Contract’s complete annuity value and your Contract will terminate.

There is no restriction on the maximum amount you may withdraw under this benefit.

This waiver is not available in all states.

Portfolio Management Fees

The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. The portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the fund prospectuses.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Contract, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and/or our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Contract.

We (and/or our affiliates) may receive some or all of the following types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the contracts, indirectly receive 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable annuity products are then credited to us as an administrative expense. These fees range from 0.00% to 0.45% of the average daily assets of those underlying fund portfolios that are attributable to the Contracts and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the Contract and to certain other variable annuity and insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis. Please note: Some of the underlying funds listed in the following chart may not currently be available under your Contract:

Incoming Payments to the Company and/or TCI

Fund	Maximum Fee % of assets(1)
Access One Trust	0.50%
Transamerica Series Trust(2)	0.25%
ProFunds	0.50%
Fidelity® Variable Insurance Products Fund (3)	0.39%

(1)

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this contract and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

(2)

Transamerica Series Trust (“TST”): Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the contractholders who invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2011 we received $16,703,892.90 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

•	Other payments. We and our affiliates, including TCI, Transamerica Financial Advisors,

Inc. (“TFA”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates):

•

may each directly or indirectly pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees;

•	may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;

•

may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and

•

may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Contract.

For the calendar year ended December 31, 2011, TCI, or its affiliates, received total revenue sharing payments in the amount of $3,368,635.55 from the following Fund managers and/or sub-advisers to participate in TCI’s events: AllianceBernstein Investments, AEGON USA Investment Management, BlackRock Investment Management, Fidelity Investments, Franklin Templeton Investments, GE Asset Management, Hanlon Investment Management, Inc., ING Clarion Real Estate Securities, Invesco Aim, Janus Capital, Jennison Associates, JPMorgan Investment Management, Logan Circle Investment Partners, Loomis, Sayles & Company, MFS Investment Management, Systematic Financial Management LP, Thompson Siegel and Walmsley LLC, Neuberger Berman Management, OppenheimerFunds, Pacific Investment Management Company, PUTNAM, Schroder Investment Management North America, Transamerica Investment Management, Van Kampen Investments, Vanguard and Wellington Management Company.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Sale of the Contracts” in this prospectus.

6.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Contract. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

Deferred annuity Contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide individuals will not be taxed on the earnings, if any, on the money held in an annuity contract until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes and tax deferral will not apply.

There are different rules as to how you will be taxed depending on how you take the money out and the type of contract—qualified or nonqualified.

You will generally not be taxed on increases in the value of your contract until a distribution occurs (either as a partial withdrawal, surrender, or as annuity payments).

Qualified and Nonqualified Contracts

If you purchase the contract under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your contract is referred to as a qualified contract.

Qualified contracts are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the contract. A Roth IRA also allows individuals to make contributions to the contract, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the contract on a pre-tax basis. Pursuant to new tax regulations, starting January 1, 2009 the Contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) Contracts. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from an existing 403(b) Contract comply with applicable tax requirements before we process your request.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the contract on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the contract.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions you can make to a qualified contract. Other restrictions may apply including terms of the plan in which you participate.

Optional death benefit features in some cases may exceed the greater of the premium payments or the contract value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the contract in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the contract, if any, comport with IRA qualification requirements. The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions.

If you purchase the contract as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your contract is referred to as a nonqualified contract.

Pa rtial Withdrawals and Surrenders—Qualified Contracts Generally

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the contract during any year;

•	the time when amounts can be paid from the contract; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a qualified contract, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts partially withdrawn or surrendered from the contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the Contract by a certain date. The terms of the plan may limit the rights otherwise available to you under the Contract. We have provided more information in the SAI.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

You should consult your legal counsel or tax adviser if you are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Partial Withdrawals and Surrenders—403(b) Contracts

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. Partial withdrawals and surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only partially withdraw or surrender the premium payments and not any earnings.

Please Note: In some instances the signature of the employer may be required.

For Contracts issued after 2009, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies.

Partial Withdrawals and Surrenders—Nonqualified Contracts

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified Contract before the annuity commencement date, the Internal Revenue Code treats that partial withdrawal or surrender as first coming from earnings and then from your premium payments. If your contract contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax advisor. When you make a partial withdrawal or surrender you are taxed on the amount of the partial withdrawal or surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals or portions thereof that were not taxable). In general loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that partially withdrawn or surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some partial withdrawals and surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments—by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments—by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

Partial Annuitizations

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payment for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payment instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to payment option, we will treat those payments as withdrawals for tax purposes.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the contract to attempt to maintain favorable tax treatment.

Federal Defense of Marriage Act

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, the spousal continuation provisions of this Contract will not be available to such partners or same-sex marriage spouses. Please consult a tax advisor for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity contract purchase.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, the exchange of a contract and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

We have the right to modify the contract to meet the requirements of any applicable laws or regulations,

including legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the contract.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

7.	ACCESS TO YOUR MONEY

Partial and Complete Surrenders

During the accumulation period, you can have access to the money in your Contract by making either a partial or complete surrender.

If you want to surrender your Contract completely, you will receive the cash value, which equals the annuity value of your Contract, minus:

•	any surrender charges;

•	any premium taxes;

•	any loans;

•	any unpaid accrued interest;

•	the annual Contract charge; and

•	the pro rata Additional Earnings Rider charge, if applicable.

The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year.

The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for surrender at our Administrative and Service Office in good order, unless you specify a later date in your request. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

No partial surrender is permitted if it would reduce the cash value below $5,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the annuity value.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

Remember that any partial surrender you make will reduce the annuity value and also may have a negative impact on certain benefits and guarantees of your Contract. Under some circumstances, a partial surrender will reduce the death benefit by more than the dollar amount of the partial surrender. See Section 9. Death Benefit, and the SAI for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any partial or complete surrender you make. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

We must receive (at our mailing office in good order a properly completed surrender (partial or full) request by mail or fax. We will accept telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by telephone is under $50,000.

When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.

If the Contract’s owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified Contracts and Texas Optional Retirement Program Contracts. For more information, call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;

•	Certain surrenders on or within 15 days of an ownership change;

•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file.

•	Any other transaction where we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 851-9777.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. This includes many:

•	National and state banks

•	Savings banks and savings and loan association;

•	Securities brokers and dealers; and

•	Credit Unions.

The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a partial or complete surrender, a death benefit, loans, or on the death of an owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us.

We may be permitted to defer such payment from the separate account if:

•	the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

Transfers of amounts from the subaccounts also may be deferred under these circumstances.

In addition, if, pursuant to SEC rules, the Transamerica AEGON Money Market VP portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the TA AEGON Money Market subaccount until the portfolio is liquidated.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial or complete surrenders, death benefits and loan amounts from the fixed account for up to six months.

If mandated under applicable law or by regulation, we may be required to reject a premium payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, annuity payments or death benefits until instructions are received from the appropriate regulators.

Systematic Partial Surrenders

During the accumulation period, you can elect to receive regular payments from your Contract without paying surrender charges by using systematic partial surrenders. Unless you specify otherwise, we will deduct systematic partial surrender amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial surrender. You can partially surrender up to 10% of your annuity value annually (or up to 10% of your initial premium payment if a new Contract), in equal monthly, quarterly, semi-annual or annual payments of at least $50. Your initial premium payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial surrender if the annuity value for the entire Contract would be reduced below $5,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

There is no charge for taking systematic partial surrenders. You may stop systematic partial surrenders at any time. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice.

You can take systematic partial surrenders during the accumulation period only. On the maturity date, you must annuitize the Contract and systematic partial surrender payments must stop.

Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

Contract Loans for Certain Qualified Contracts

You can take Contract loans during the accumulation period after the right to cancel period has expired when the Contract is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Contract loan per Contract year). If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.

The maximum amount you may borrow against the Contract is the lesser of:

•	50% of the annuity value; or

•

$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor’s regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

If all Contract loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

You can repay any Contract loan in full:

•	while the Contract is in force, and

•	during the accumulation period.

Note Carefully: If you do not repay your Contract loan, we will deduct an amount equal to the unpaid loan balance plus accrued interest from:

•	the amount of any death benefit proceeds;

•	the amount we pay upon a partial or complete surrender; or

•	the amount we apply on the maturity date to provide annuity payments.

You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

•	in substantially level quarterly payments over a 5-year period; or

•	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

Please Note: Once established, you cannot change the due date or payment method.

An extended repayment period cannot go beyond the year you turn 70 1/2.

IF:

•	a repayment is not received within 31 days from the original due date;

THEN:

•	under federal tax law you will be treated as having a deemed distribution of all Contract loans and unpaid accrued interest, and any applicable charges, including any surrender charge.

This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract not to qualify under Section 403(b) of the Code.

You may fax your loan request to us at 866-671-9215.

The loan date is the date we process the loan request. We charge a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Contract loans to one per Contract year.

Contract loans may not be available in all states.

8.	PERFORMANCE

We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of non-standard performance.

First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense risk charge, the administrative charge, the annual Contract charge and the surrender charge. Charges for the optional riders are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge currently assessed under the Contract. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Adviser Funds. If Contract fees and charges were deducted, the investment returns would be lower. The Similar Sub-Adviser Funds are not available for investment under the Contract.

9.	DEATH BENEFIT

Payments on Death

We will pay death benefit proceeds to your beneficiary(ies), under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). The beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Contract in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may differ from state to state.

If a beneficiary does not choose one of these options, then the default option for nonqualified Contracts is complete distribution of the beneficiary's interest within 5 years of an owner's death, and the default option for qualified Contracts is payout over a beneficiary's life expectancy. Please see Section 9. Death Benefit - Alternate Payment Elections Before the Maturity Date for details.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a Contract, upon receipt at our Administrative and Service Office of satisfactory proof of the annuitant’s death, written directions from each eligible recipient of death benefit proceeds regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). Please note: Such due proof of death must be submitted in good order to avoid a delay in processing the death benefit claim.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time the death benefit proceeds become payable. See Section 9. Death Benefit - Additional Earnings Rider for details.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the Contract owner until the beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the separate account may be reallocated in accordance with the beneficiary’s instructions.

The Company may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant’s death.

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

IF:

•	an owner and the annuitant ARE the same person and that person dies;

THEN:

•

we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5) and, in some cases, reset the death benefit.(4) If the surviving spouse is the joint owner and the Contract continues (or if the surviving spouse is sole beneficiary and elects to continue the Contract), then the annuity value is adjusted to equal the death benefit proceeds and the death benefit is reset.(3)

IF:

•	the surviving spouse who continued the Contract dies;

THEN:

•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5) otherwise to the estate of the surviving spouse.

IF:

•	an owner and an annuitant ARE NOT the same person, and an annuitant dies first;

THEN:

•	an owner becomes the annuitant and the Contract continues. In the event of joint owners, the younger joint owner will automatically become the new annuitant and the Contract will continue.

IF:

•	an owner and an annuitant ARE NOT the same person, and an owner dies first;

THEN:

•

we pay the cash value to the beneficiary(1)(5)(7)(8), or if the sole beneficiary is the surviving spouse, the Contract continues.(6) In the event of joint owners, the surviving joint owner becomes the sole owner and the Contract will continue. If the Contract continues, we will not adjust the annuity value to equal the death benefit proceeds.(6)

(1)	The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.
(2)	If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to an owner’s estate. If the sole beneficiary was living on an owner’s date of death, but died before the death report day, the death benefit is paid to an owner’s estate, not to the beneficiary’s estate.
(3)	If the sole beneficiary is the deceased owner/annuitant’s surviving spouse, the surviving spouse may elect to continue the Contract in force as the new owner and annuitant. Likewise, if the joint owner is the deceased owner’s surviving spouse, the Contract will continue in force with the surviving spouse as the new owner and annuitant. In either case, we will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We also will reset the age used in the death benefit provisions under the continuing Contract as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, if you purchase the optional compounding minimum death benefit or annual step-up death benefit, the phrase “the annuitant’s 81st birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner.
(4)	If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary’s life expectancy (the “distribution period”), then the Contract will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The Contract will terminate at the end of the distribution period.
(5)	If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(6)	If the sole beneficiary is alive and is the deceased owner’s surviving spouse at the time of the deceased owner’s death, then the Contract will continue with the spouse as the new owner.
(7)	If any beneficiary is alive, but is not the deceased owner’s spouse at the time of the deceased owner’s death, then the beneficiary must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.
(8)	If no beneficiary is alive, the owner’s estate will become the new owner and the cash value must be distributed within 5 years of the deceased owner’s death.

The death benefit proceeds are reduced by any outstanding Contract loans plus accrued interest and premium taxes due.

Different rules apply if an owner or beneficiary is not a natural person. Please consult the SAI, your Contract or your agent for more details.

After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.

If any owner dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant’s death.

Standard Death Benefit

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments, but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greater of:

•	the annuity value of your Contract on the death report day; or

•	the total premium payments you make to the Contract as of the death report day, reduced by adjusted partial surrenders.

The standard death benefit proceeds are not payable after the maturity date.

Optional Death Benefit Riders

On the Contract application, you may add either the compounding minimum death benefit rider or the annual step-up death benefit rider. These riders are not available if you, a joint owner or the annuitant is age 76 or older on the Contract date. These riders are only payable during the accumulation period and are not payable after the maturity date. You may not select an optional death benefit rider after the Contract has been issued. If you purchase one of these riders, you cannot drop it after we issue your Contract. You may not add the Additional Earnings Rider if you have purchased an optional death benefit rider.

Compounding Minimum Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding minimum death benefit proceeds are the greater of:

•	the standard death benefit; or

•

the compounding minimum death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any adjusted partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

Annual Step-Up Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the annual step-up death benefit proceeds are the greater of:

•	the standard death benefit; or

•

the annual step-up death benefit: This benefit equals the highest annuity value on any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

If you select either of these options, then the mortality and expense risk charge will increase to 1.25%.

Effect of Adjusted Partial Surrender on Death Benefits

When you request a partial surrender, we will reduce the death benefit under the Contract by an “adjusted partial surrender.” An adjusted partial surrender will reduce the death benefit proceeds by the amount of the partial surrender times the ratio of:

•	the amount of the death benefit proceeds on the same date as, but immediately before, the processing of the partial surrender, to

•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the death benefit proceeds are greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the death benefit proceeds are less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Additional Benefits with Spousal Continuation

If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

Additional Death Benefit on Beneficiary’s Death

If an owner who is the annuitant dies before the maturity date, and if the deceased owner’s spouse is not named as the joint owner or as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

Alternate Payment Elections Before the Maturity Date

If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Contract at the end of the distribution period:

1.	within 5 years of the date of an owner’s death;

2.	over the beneficiary’s lifetime, with payments beginning within one year of the deceased owner’s death; or

3.	over a specified number of years, not to exceed the beneficiary’s life expectancy, with payments beginning within one year of an owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Different rules may apply if the Contract is a qualified Contract.

Multiple beneficiaries may choose individually among any of these options.

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, if you purchased an optional death benefit rider, the phrase “the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the annuity value as of the death report day and adding any subsequent premium payments and subtracting the total adjusted partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

If a beneficiary chooses 1 or 3 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary’s proportionate share of the death benefit proceeds becomes the new annuity value. Any payments made to a beneficiary under option 3 will be treated as adjusted partial surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits above. If a beneficiary chooses 2 above, the Contract remains in effect, but moves into the income phase with that beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.

These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse of the deceased owner and the surviving spouse continues the Contract. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of an owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit proceeds.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your Contract. You may elect the rider when we issue the Contract or on any Monthiversary during the accumulation period before you, a joint owner or the annuitant reach age 76 and if you have not already purchased an optional death benefit rider. In order to buy this rider:

•	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan); and

•	you, a joint owner and the annuitant must be age 75 or younger.

Unless we otherwise consent, we limit the number of Additional Earnings Riders to one per annuitant.

The date you add the rider to the Contract is the rider date.

We will pay the Additional Earnings Rider Amount under this rider only if:

•	the rider is in force at the time of death;

•	death benefit proceeds are payable under the Contract; and

•	there are rider earnings when the death benefit proceeds are calculated.

Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:

•	the rider earnings on the date we calculate the death benefit proceeds (the death report day); or

•	the rider earnings limit (shown on your rider) multiplied by the rider base on the death report day.

The maximum we will pay under this rider is $1 million.

Rider earnings equal:

•	the death benefit proceeds payable under the Contract; minus

•	the rider base, which is:

•	the annuity value of the Contract on the rider date (or the death benefit proceeds on the rider date, if greater); plus

•	the premium payments made after the rider date; less

•	the amount of each partial surrender made after the rider date, multiplied by the ratio of the rider base to the annuity value immediately before the partial surrender.

Example: A person aged 60 purchases a Contract with the Additional Earnings Rider for a $40,000 premium payment (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.

At the time of an owner’s death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000) from the death benefit proceeds to get the rider earnings ($75,000 - $40,000=$35,000).

Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):

a)	The rider earnings ($35,000) multiplied by the additional earnings factor (40%) =$14,000;

b)	The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%) =$40,000; or

c)	The maximum benefit under the rider=$1,000,000.

The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) under these circumstances is $89,000 ($75,000+$14,000).

For additional examples, see the SAI.

We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If you purchased your Contract as part of a 1035 exchange or if you added the rider after you purchased the Contract, rider earnings do not include any gains before the rider is added to your Contract. As with all insurance, you may not realize a benefit from the purchase of this rider.

The additional earnings factors are as follows:

Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%

For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the Contract and the Additional Earnings Rider Amount will be considered.

See the SAI for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a partial surrender on the Additional Earnings Rider Amount.

Continuation. If an owner who is the annuitant dies during the accumulation period and the deceased owner’s spouse continues or elects to continue the Contract, and the annuity value is adjusted to equal the death benefit proceeds, are, the deceased owner’s spouse will have the following options:

•

terminate the Additional Earnings Rider and receive a one-time annuity value increase equal to the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or

•

continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the Contract. Because we have not issued a new rider, but simply continued the rider purchased by the deceased owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.

Alternate Election. If an owner who is the annuitant dies during the accumulation period and one or more of the beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that beneficiary will have the following options:

•

terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or

•

continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the beneficiary and the Contract will terminate. This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period.

See Alternate Payment Election Options Before the Maturity Date above.

Rider Fee. There is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each subaccount and the fixed account in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.

Termination. The rider will remain in effect until:

•	we receive your written notice at our Administrative and Service Office to cancel the rider;

•	you annuitize or surrender the Contract; or

•	the Additional Earnings Rider Amount is paid or added to the annuity value under a continuation, as described above.

Once you terminate the rider, you may re-select it during the accumulation period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings Rider Amount will be redetermined. Please note that if you terminate the rider and then re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may differ from those of the terminated rider.

It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable distribution, you should consult your tax advisor before selecting this rider under the Contract.

The Additional Earnings Rider may vary by state and may not be available in all states.

10.	OTHER INFORMATION

Ownership

You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can change an owner at any time by notifying us in writing at our Administrative and Service Office in good order. An ownership change may be a taxable event. Joint owners may be named provided they are husband and wife. Joint ownership is not available in all states.

Annuitant

The annuitant is the person named in the application to receive annuity payments. If no person is named, an owner will be the annuitant. As of the maturity date, and upon our agreement, an owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary

A beneficiary is the person who receives the death benefit proceeds when an owner who is also the annuitant dies. If an owner who is not the annuitant dies before the annuitant and the sole beneficiary is not an owner’s spouse and there is no joint owner, the beneficiary will receive the cash value. You may change the beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our Administrative and Service Office in good order and, if accepted, will be effective as of the date on which the request was signed by an owner. Before the maturity date, if an owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner’s estate. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Contract until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Contract Owners (exactly as registered on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative and Service Office specified in the Definition of Special Terms, However, in certain cases where applications or transaction request is transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

Assignment

You can also generally assign the Contract any time before the maturity date. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Contract before we receive written notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract, and such assignments may be subject to tax penalties and taxed as distributions under the Code.

Western Reserve Life Assurance Co. of Ohio

Western Reserve was initially incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York. Western Reserve is obligated to pay all benefits under the Contract.

All obligations arising under the contracts, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the contracts.

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your annuity value held in the separate account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Contract value that is allocated to the Subaccounts of the Separate Account. Your Contract value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a Contract that exceed Contract value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

The Separate Account

Western Reserve established a separate account, called the WRL Series Annuity Account, under the laws of the State of Ohio on April 12, 1988. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Western Reserve may add, close, remove, combine or substitute subaccounts or investments held by the subaccounts, and reserves the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or Western Reserve.

The assets of the separate account are held in Western Reserve’s name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

Information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old contract, and there will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax, and penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

Voting Rights

To the extent required by law, Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. Accordingly, it is possible for a small number of contract owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Contract values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, TCI, for the distribution and sale of the Contracts. We pay commissions to TCI which are passed through to selling firms (see below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our Contracts which is not passed through to the selling firms and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Contracts.

Compensation to Broker-Dealers Selling the Contracts. The Contracts are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Contracts. We pay commissions through TCI to the selling firms for their sales of the Contracts.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Contracts, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

The selling firms who have selling agreements with TCI and us are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 7.7% of premiums (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), Western Reserve, TFA, WGS and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements which may be referred to as revenue sharing arrangements, are described further below.

The sales representative who sells you the Contract typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Contract. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are TFA and WGS, both affiliates, who sell Western Reserve products.

Western Reserve covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Contract.

TFA pays its branch managers a portion of the commissions received from Western Reserve for the sale of the Contracts. Sales representatives receive a portion of the commissions for their sales of Contracts in accordance with TFA’s internal compensation programs.

To support its sales of Western Reserve’s variable annuity products, WGS receives an expense allowance of 0.35% of the annual annuity premiums paid on variable annuities sold by WGS. Sales representatives receive a portion of the commissions for their sales of Contracts in accordance with WGS’s internal compensation programs.

Sales representatives and their managers at TFA and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA’s and WGS’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Contracts by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our Contracts. For example, TFA’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.

TFA’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We, TCI, and/or our Affiliates Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, and events and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Contracts or other criteria.

Overrides were paid on certain products to our affiliates, TFA and Life Investors Financial Group, in 2011.

No specific charge is assessed directly to Contract owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however through fees and charges deducted under the Contract and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Contract to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Contracts.

Non-Participating Contract

The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

Variations in Contract Provisions

Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations, since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.

For general information concerning Contract WL18 please see Appendix C in addition to your Contract.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. The Company, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on the ability of the Company to meet its obligations under the Contract.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Definitions of Special Terms

The Contract - General Provisions

Certain Federal Income Tax Consequences

Investment Experience

Historical Performance Data

Published Ratings

Administration

Records and Reports

Distribution of the Contracts

Other Products

Custody of Assets

Legal Matters

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A - Guaranteed Minimum Income Benefit

Rider - Hypothetical Illustrations

Inquiries and requests for an SAI should be directed to:

Western Reserve Life Assurance Co. of Ohio

Administrative and Service Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

The subaccounts listed below are available under the contract for new investors, but may not be available for all contracts.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Access One Trust
Access VP High Yield FundSM	Access VP High Yield FundSM	ProFund Advisors LLC
Investment Objective: to correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

ProFunds

ProFund VP Asia 30	ProFund VP Asia 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.

ProFund VP Basic Materials	ProFund VP Basic Materials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM

ProFund VP Bull	ProFund VP Bull	ProFund Advisors LLC
Investment Objective: Seek investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.

ProFund VP Consumer Services	ProFund VP Consumer Services	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.

ProFund VP Emerging Markets	ProFund VP Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.

ProFund VP Europe 30	ProFund VP Europe 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.

ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of currencies included in the U.S. Dollar Index.

ProFund VP Financials	ProFund VP Financials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.

ProFund VP International	ProFund VP International	ProFund Advisors LLC

Investment Objective: Seeks investment results, before fees and expenses, that correspond the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.

ProFund VP Japan	ProFund VP Japan	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average.

ProFund VP Mid-Cap	ProFund VP Mid-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400®.

ProFund VP Money Market(1)	ProFund VP Money Market(1)	ProFund Advisors LLC
Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.

ProFund VP NASDAQ-100	ProFund VP NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index.

ProFund VP Oil & Gas	ProFund VP Oil & Gas	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil and GasSM Index.

ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index.

ProFund VP Precious Metals	ProFund VP Precious Metals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
ProFunds (Continued...)
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.

ProFund VP Short International	ProFund VP Short International	ProFund Advisors LLC

Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.

ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ- 100® Index.

ProFund VP Short Small-Cap	ProFund VP Short Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index.

ProFund VP Small-Cap	ProFund VP Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks the investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index.

ProFund VP Small-Cap Value	ProFund VP Small-Cap Value	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.

ProFund VP Telecommunications	ProFund VP Telecommunications	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelelcommunicationsSM Index.

ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000® Index.

ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index.

ProFund VP Utilities	ProFund VP Utilities	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to one and one-quarter (1.25x) the movement of the most recently issued 30-Year U.S. Treasury Bond.

Transamerica Series Trust - Service Class

TA AEGON High Yield Bond	Transamerica AEGON High Yield Bond VP	AEGON USA Investment Management, LLC
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.

TA AEGON Money Market(1)	Transamerica AEGON Money Market VP(1)	AEGON USA Investment Management, LLC
Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

TA AEGON Tactical Vanguard ETF - Conservative	Transamerica AEGON Active Asset Allocation - Conservative VP	AEGON USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.

TA AEGON Tactical Vanguard ETF - Growth	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.

TA AEGON U.S. Government Securities	Transamerica AEGON U.S. Government Securities VP	AEGON USA Investment Management, LLC
Investment Objective: To provide as high a level of total return as is consistent with prudent investment strategies.

TA AllianceBernstein Dynamic Allocation	Transamerica AllianceBernstein Dynamic Allocation VP	AllianceBernstein L.P.
Investment Objective: Capital appreciation and current income.

TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Management, Inc.(2)
Investment Objective: Current income and preservation of capital.

TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP	Transamerica Asset Management, Inc.(2)
Investment Objective: Long-term capital appreciation.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Service Class (Continued)

TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP	Transamerica Asset Management, Inc.(2)
Investment Objective: Capital appreciation and current income.

TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Management, Inc.(2)
Investment Objective: Capital appreciation with current income as a secondary objective.

TA BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC
Investment Objective: Long-term capital growth.

TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC

Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

TA Hanlon Balanced	Transamerica Hanlon Balanced VP	Hanlon Investment Management, Inc.
Investment Objective: Current income and capital appreciation.

TA Hanlon Growth	Transamerica Hanlon Growth VP	Hanlon Investment Management, Inc.
Investment Objective: Long-term capital appreciation.

TA Hanlon Growth and Income	Transamerica Hanlon Growth and Income VP	Hanlon Investment Management, Inc.
Investment Objective: Capital appreciation and some current income.

TA Hanlon Income	Transamerica Hanlon Income VP	Hanlon Investment Management, Inc.
Investment Objective: Conservative stability.

TA International Moderate Growth	Transamerica International Moderate Growth VP	Transamerica Asset Management, Inc.(2)
Investment Objective: Capital appreciation with current income as a secondary objective.

TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP	J.P. Morgan Investment Management Inc.
Investment Objective: Total return, consisting of current income and capital appreciation.

TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.

TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.

TA Janus Balanced	Transamerica Janus Balanced VP	Janus Capital Management LLC
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

TA Jennison Growth	Transamerica Jennison Growth VP	Jennison Associates LLC
Investment Objective: Long-term growth of capital.

TA MFS International Equity	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.

TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.

TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.

TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and BlackRock Financial Management, Inc.
Investment Objective: To provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

TA Multi Managed Large Cap Core	Transamerica Multi Managed Large Cap Core VP	Morgan Stanley Investment Management Inc. and Invesco Advisers, Inc.
Investment Objective: Seeks to provide high total return.

TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Service Class (Continued)

TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.

TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.

TA Third Avenue Value	Transamerica Third Avenue Value VP	Third Avenue Management LLC
Investment Objective: Long-term capital appreciation.

TA Vanguard ETF Index – Balanced	Transamerica Index 50 VP	AEGON USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.

TA Vanguard ETF Index – Growth	Transamerica Index 75 VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.

TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

(1)

There can be no assurance that the Transamerica AEGON Money Market VP – Service Class portfolio or the ProFund Money Market VP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA AEGON Money Market – Service Class subaccount may become extremely low and possibly negative.

(2)	Effective on or about April 17, 2012, formerly subadvised by Morningstar Associates, LLC.

Additional Information for Contract Owners of Contract Number

WL18:

The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Fidelity® Variable Insurance Products Fund – Service Class 2

Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Equity-Income Portfolio	Fidelity Management & Research Company

Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity Management & Research Company
Investment Objective: Provide capital growth.

Additional Information for all Contract Owners:

The following subaccount will be closed to new investments on December 12, 2005:

Transamerica Series Trust - Initial Class and Service Class

TA JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP	J.P. Morgan Investment Management Inc.
Investment Objective: Growth from capital appreciation.

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity contracts issued by Western Reserve within each subaccount class.

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Asset Allocation Conservative - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.655 13.704 11.152 14.424 13.814 12.867 12.456 11.571 10.000	$ $ $ $ $ $ $ $ $	14.758 14.655 13.704 11.152 14.424 13.814 12.867 12.456 11.571	40,148 44,504 75,176 83,187 110,385 125,327 137,973 186,368 86,992
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.721 13.939 10.937 18.456 17.447 15.386 13.975 12.474 10.000	$ $ $ $ $ $ $ $ $	14.585 15.721 13.939 10.937 18.456 17.447 15.386 13.975 12.474	37,805 39,026 48,030 64,837 112,462 93,378 93,692 96,107 73,924
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.377 14.192 11.432 15.746 14.858 13.581 12.888 11.791 10.000	$ $ $ $ $ $ $ $ $	15.173 15.377 14.192 11.432 15.746 14.858 13.581 12.888 11.791	71,582 80,742 90,502 123,097 219,562 232,716 247,998 249,125 173,822
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.732 14.227 11.310 17.140 16.200 14.505 13.440 12.075 10.000	$ $ $ $ $ $ $ $ $	15.125 15.732 14.227 11.310 17.140 16.200 14.505 13.440 12.075	49,573 69,810 124,002 144,520 216,583 234,588 237,675 239,935 187,850
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.498 8.758 6.883 10.988 10.296 10.000	$ $ $ $ $ $	8.640 9.498 8.758 6.883 10.988 10.296	129 124 49 5,037 0 0
TA BlackRock Large Cap Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.490 14.294 12.778 19.700 19.193 16.730 14.696 12.662 10.000	$ $ $ $ $ $ $ $ $	15.613 15.490 14.294 12.778 19.700 19.193 16.730 14.696 12.662	13,635 22,489 12,039 7,694 11,777 22,153 25,623 12,431 5,368

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	19.853 17.502 13.376 23.647 25.823 18.498 16.615 12.749 10.000	$ $ $ $ $ $ $ $ $	18.357 19.853 17.502 13.376 23.647 25.823 18.498 16.615 12.749	4,758 5,338 7,744 29,777 33,153 50,050 48,775 49,752 7,487
TA JPMorgan Tactical Allocation - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	12.204 12.457 12.182 12.988 13.296 13.190 12.804 11.946 10.000	$ $ $ $ $ $ $ $ $	12.420 12.204 12.457 12.182 12.988 13.296 13.190 12.804 11.946	21,668 29,169 31,066 30,879 39,282 45,115 140,122 85,657 28,542
TA JPMorgan Core Bond - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	13.123 12.352 11.479 11.086 10.571 10.370 10.328 10.066 10.000	$ $ $ $ $ $ $ $ $	13.845 13.123 12.352 11.479 11.086 10.571 10.370 10.328 10.066	22,044 13,681 16,460 18,967 22,271 20,447 21,456 23,143 25,105
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	13.751 12.171 9.567 15.566 15.171 13.415 13.215 12.136 10.000	$ $ $ $ $ $ $ $ $	13.593 13.751 12.171 9.567 15.566 15.171 13.415 13.215 12.136	896 1,380 1,266 10,505 15,892 16,496 22,681 16,084 46,391
TA JPMorgan Mid Cap Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	17.262 14.286 11.515 17.493 17.344 15.075 14.078 12.515 10.000	$ $ $ $ $ $ $ $ $	17.276 17.262 14.286 11.515 17.493 17.344 15.075 14.078 12.515	459 460 460 528 3,846 6,898 9,422 10,842 5,088
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.778 12.620 10.056 16.109 16.252 13.967 13.678 12.770 10.000	$ $ $ $ $ $ $ $ $	14.593 15.778 12.620 10.056 16.109 16.252 13.967 13.678 12.770	2,468 2,821 4,950 4,928 6,478 6,805 12,890 17,915 12,292
TA AEGON High Yield Bond - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.856 13.463 9.318 12.709 12.700 11.672 11.690 10.853 10.000	$ $ $ $ $ $ $ $ $	15.278 14.856 13.463 9.318 12.709 12.700 11.672 11.690 10.853	1,357 2,781 3,524 3,870 8,361 4,137 4,169 5,623 1,548

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	18.123 16.701 12.838 20.246 18.906 15.635 14.139 12.584 10.000	$ $ $ $ $ $ $ $ $	16.008 18.123 16.701 12.838 20.246 18.906 15.635 14.139 12.584	831 951 471 648 3,332 6,171 4,281 4,196 2,284
TA Jennison Growth - Service Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	10.490 10.0000	$ $	10.240 10.490	5,495 5,496
TA Multi Managed Large Cap Core - Service Class Subaccount Inception Date April 30, 2009	2011 2010 2009	$ $ $	15.328 13.107 10.000	$ $ $	14.697 15.328 13.107	1,836 766 1,549
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	12.986 12.344 10.840 11.369 10.622 10.393 10.355 10.102 10.000	$ $ $ $ $ $ $ $ $	13.535 12.986 12.344 10.840 11.369 10.622 10.393 10.355 10.102	26,969 18,579 17,692 22,484 27,298 37,319 14,343 8,531 6,946
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	19.184 14.546 10.689 17.086 15.895 15.636 14.399 13.293 10.000	$ $ $ $ $ $ $ $ $	19.158 19.184 14.546 10.689 17.086 15.895 15.636 14.399 13.293	1,993 1,881 1,819 4,020 6,077 8,259 7,313 15,041 8,814
TA Third Avenue Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	18.780 16.576 12.526 21.687 21.840 19.175 16.454 13.436 10.000	$ $ $ $ $ $ $ $ $	15.798 18.780 16.576 12.526 21.687 21.840 19.175 16.454 13.436	21,428 35,821 38,023 57,749 68,046 98,774 77,883 67,734 14,845
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.157 12.437 10.038 15.135 13.570 12.686 11.965 11.450 10.000	$ $ $ $ $ $ $ $ $	15.471 15.157 12.437 10.038 15.135 13.570 12.686 11.965 11.450	5,718 5,605 2,716 2,788 6,290 4,437 2,443 3,399 4,237

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA AllianceBernstein Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.207 13.231 10.254 16.545 14.219 13.063 12.826 10.971 10.000	$ $ $ $ $ $ $ $ $	14.210 14.207 13.231 10.254 16.545 14.219 13.063 12.826 10.971	131 506 449 484 1,299 3,473 4,749 4,343 2,235
TA WMC Diversified Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.888 12.882 10.159 19.187 16.808 15.765 13.783 12.120 10.000	$ $ $ $ $ $ $ $ $	14.072 14.888 12.882 10.159 19.187 16.808 15.765 13.783 12.120	13,156 13,877 18,127 19,707 26,456 30,916 33,351 29,818 16,926
TA AEGON Money Market - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	10.227 10.395 10.565 10.512 10.201 9.926 9.833 9.922 10.000	$ $ $ $ $ $ $ $ $	10.062 10.227 10.395 10.565 10.512 10.201 9.926 9.833 9.922	26,514 33,235 8,472 74,090 21,632 96,141 41,051 22,629 326,724
TA Systematic Small/Mid Cap Value - Service Class Subaccount Inception date May 3, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	18.747 14.653 10.423 17.974 14.690 12.675 11.377 10.000	$ $ $ $ $ $ $ $	17.916 18.747 14.653 10.423 17.974 14.690 12.675 11.377	5,096 1,721 4,681 6,483 9,268 6,543 8,451 3,651
TA AEGON U.S. Government Securities - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	11.845 11.552 11.270 10.665 10.250 10.110 10.078 9.957 10.000	$ $ $ $ $ $ $ $ $	12.502 11.845 11.552 11.270 10.665 10.250 10.110 10.078 9.957	51 280 11,989 20,549 2,813 2,826 11,008 3,477 5,479
TA AEGON Tactical Vanguard ETF – Conservative – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$10.052	0
TA AEGON Tactical Vanguard ETF – Growth – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$9.884	976
TA Vanguard ETF Index - Balanced - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	10.199 9.366 8.170 10.000	$ $ $ $	10.181 10.199 9.366 8.170	0 0 0 0
TA Vanguard ETF Index – Growth - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	9.714 8.738 7.210 10.000	$ $ $ $	9.448 9.714 8.738 7.210	0 0 0 0

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.000 0.986 0.987	$ $ $	0.877 1.000 0.986	10,064 74,349 0
TA Hanlon Balanced - Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.969 1.020 0.998	$ $ $	0.921 .969 1.020	0 0 0
TA Hanlon Growth - Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.998 1.021 0.996	$ $ $	0.867 .998 1.021	0 0 0
TA Hanlon Growth and Income - Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.984 1.022 0.997	$ $ $	0.896 .984 1.022	1.901 1,837 0
TA Hanlon Income - Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.988 1.004 1.000	$ $ $	1.001 .988 1.004	27,286 201,575 0
TA Morgan Stanley Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	18.664 14.203 9.016 17.113 14.232 13.202 12.506 11.892 10.000	$ $ $ $ $ $ $ $ $	17.092 18.664 14.203 9.016 17.113 14.232 13.202 12.506 11.892	7,015 377 378 412 2,297 2,596 8,331 1,403 3,514
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.605 8.572 5.650 11.680 10.00	$ $ $ $ $	6.898 9.605 8.572 5.650 11.680	2,638 3,304 3,268 3,268 4,653
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	10.824 8.484 5.311 11.115 10.00	$ $ $ $ $	8.929 10.824 8.484 5.311 11.115	9,432 11,536 5,430 1,006 2,818
ProFund VP Bull Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.650 8.713 7.123 11.617 11.405 10.000	$ $ $ $ $ $	9.494 9.650 8.713 7.123 11.617 11.405	111 3,836 17,395 0 0 1,726
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.488 7.945 6.174 9.147 10.00	$ $ $ $ $	9.847 9.488 7.945 6.174 9.147	1,715 7.945 1,043 0 0
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.708 8.990 5.629 11.465 10.00	$ $ $ $ $	7.669 9.708 8.990 5.629 11.465	7,167 3,165 5,652 90 0
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.444 7.373 5.665 10.285 10.00	$ $ $ $ $	6.673 7.444 7.373 5.665 10.285	0 0 0 99 4,209

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.611 10.029 9.867 10.571 10.00	$ $ $ $ $	9.198 9.611 10.029 9.867 10.571	85 86 86 0 0
ProFund VP Financials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.187 4.753 4.201 8.634 10.00	$ $ $ $ $	4.397 5.187 4.753 4.201 8.634	0 1,888 1,888 0 0
ProFund VP International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.180 6.770 5.521 10.095 10.00	$ $ $ $ $	6.051 7.180 6.770 5.521 10.095	967 4,725 12,367 0 0
ProFund VP Japan Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.296 5.760 5.307 9.119 10.00	$ $ $ $ $	4.244 5.296 5.760 5.307 9.119	0 0 0 0 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.427 7.725 5.909 9.747 10.00	$ $ $ $ $	8.886 9.427 7.725 5.909 9.747	118 7.725 0 0 0
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.932 10.094 10.257 10.340 10.130 10.000	$ $ $ $ $ $	9.773 9.932 10.094 10.257 10.340 10.130	48,697 52,890 96,803 41,786 7,744 0
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	12.965 11.145 7.453 13.173 11.385 10.000	$ $ $ $ $ $	12.941 12.965 11.145 7.453 13.173 11.385	54 959 196 0 0 1,773
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.901 7.683 6.762 10.902 10.00	$ $ $ $ $	8.953 8.901 7.683 6.762 10.902	995 2,775 1,596 738 0
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.990 9.095 7.909 9.988 10.00	$ $ $ $ $	10.271 8.990 9.095 7.909 9.988	1,723 0 7 197 0
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	13.957 10.673 8.017 11.770 10.00	$ $ $ $ $	11.092 13.957 10.673 8.017 11.770	283 805 1,175 600 0
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	4.337 5.405 10.712 8.235 10.00	$ $ $ $ $	4.722 4.337 5.405 10.712 8.235	9,795 8,468 0 0 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.688 9.162 13.358 9.824 10.00	$ $ $ $ $	7.700 7.688 9.162 13.358 9.824	9,173 5,767 0 0 0

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	6.415 8.274 14.173 9.724 10.00	$ $ $ $ $	5.650 6.415 8.274 14.173 9.724	35,577 22,782 133 0 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	5.121 7.326 11.012 9.022 8.774 10.000	$ $ $ $ $ $	4.580 5.121 7.326 11.012 9.022 8.774	0 0 0 1,047 0 0
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.422 8.490 6.845 10.772 11.199 10.000	$ $ $ $ $ $	9.673 10.422 8.490 6.845 10.772 11.199	88 1,225 2,215 0 2,799 1,767
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.881 7.393 6.242 9.154 10.00	$ $ $ $ $	8.378 8.881 7.393 6.242 9.154	0 0 0 0 0
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.389 6.493 6.150 9.533 10.00	$ $ $ $ $	7.405 7.389 6.493 6.150 9.533	0 1,134 839 0 0
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.934 4.063 2.947 8.859 10.00	$ $ $ $ $	4.738 5.934 4.063 2.947 8.859	251 251 558 43,196 0
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	11.437 10.557 15.927 10.811 10.00	$ $ $ $ $	16.148 11.437 10.557 15.927 10.811	0 0 0 0 4,554
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.311 7.973 7.319 10.736 10.00	$ $ $ $ $	9.608 8.311 7.973 7.319 10.736	2,034 237 1,970 89 4,304
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	12.721 11.111 9.661 10.299 10.00	$ $ $ $ $	12.858 12.721 11.111 9.661 10.299	2,005 0 2,018 3,869 0

CONDENSED FINANCIAL INFORMATION — (Continued)

1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.109 14.072 11.407 14.696 14.019 13.005 12.540 11.602 10.000	$ $ $ $ $ $ $ $ $	15.274 15.109 14.072 11.407 14.696 14.019 13.005 12.540 11.602	81,782 127,129 154,247 180,123 234,747 264,896 321,462 420,965 302,267
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	16.208 14.313 11.187 18.803 17.705 15.551 14.069 12.507 10.000	$ $ $ $ $ $ $ $ $	15.096 16.208 14.313 11.187 18.803 17.705 15.551 14.069 12.507	252,440 185,650 213,409 211,114 303,059 299,276 292,421 272,594 149,984
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.853 14.574 11.693 16.042 15.077 13.727 12.974 11.822 10.000	$ $ $ $ $ $ $ $ $	15.704 15.853 14.574 11.693 16.042 15.077 13.727 12.974 11.822	171,416 230,029 319,053 419,164 540,756 601,731 648,476 676,846 524,209
TA Asset Allocation - Moderate Growth VP - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	16.219 14.610 11.568 17.462 16.439 14.660 13.531 12.108 10.000	$ $ $ $ $ $ $ $ $	15.655 16.219 14.610 11.568 17.462 16.439 14.660 13.531 12.108	252,440 325,148 393,321 449,321 611,153 652,820 644,216 634,389 454,072
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.675 8.886 6.957 11.061 10.323 10.000	$ $ $ $ $ $	8.836 9.675 8.886 6.957 11.061 10.323	586 594 4,299 4,968 12,728 3,772
TA BlackRock Large Cap Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.969 14.679 13.070 20.071 19.476 16.910 14.794 12.696 10.000	$ $ $ $ $ $ $ $ $	16.160 15.969 14.679 13.070 20.071 19.476 16.910 14.794 12.696	32,852 42,118 26,963 22,771 42,418 47,834 50,899 19,311 17,936
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	20.467 17.973 13.682 24.092 26.205 18.697 16.726 12.783 10.000	$ $ $ $ $ $ $ $ $	19.000 20.467 17.973 13.682 24.092 26.205 18.697 16.726 12.783	7,812 12,798 17,325 20,459 23,256 71,362 70,520 66,127 43,417

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
TA JPMorgan Tactical Allocation - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	12.582 12.792 12.461 13.232 13.493 13.332 12.890 11.978 10.000	$ $ $ $ $ $ $ $ $	12.855 12.582 12.792 12.461 13.232 13.493 13.332 12.890 11.978	38,376 46,199 50,967 68,758 150,285 175,055 196,810 202,696 158,359
TA JPMorgan Core Bond - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	13.529 12.684 11.741 11.295 10.727 10.481 10.398 10.093 10.000	$ $ $ $ $ $ $ $ $	14.330 13.529 12.684 11.741 11.295 10.727 10.481 10.398 10.093	39,168 51,067 56,962 54,437 58,376 69,478 80,032 107,176 110,947
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.177 12.497 9.785 15.858 15.395 13.559 13.304 12.168 10.000	$ $ $ $ $ $ $ $ $	14.068 14.177 12.497 9.785 15.858 15.395 13.559 13.304 12.168	4,372 2,934 6,261 3,103 6,318 11,174 10,060 21,163 14,125
TA JPMorgan Mid Cap Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	17.796 14.671 11.778 17.822 17.600 15.237 14.172 12.549 10.000	$ $ $ $ $ $ $ $ $	17.881 17.796 14.671 11.778 17.822 17.600 15.237 14.172 12.549	5,368 5,445 6,082 6,987 13,098 14,635 20,988 14,243 13,514
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	16.267 12.960 10.286 16.412 16.493 14.117 13.770 12.804 10.000	$ $ $ $ $ $ $ $ $	15.104 16.267 12.960 10.286 16.412 16.493 14.117 13.770 12.804	3,820 4,127 4,167 6,889 31,020 40,836 32,282 62,633 41,529
TA AEGON High Yield Bond - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.316 13.825 9.532 12.948 12.888 11.797 11.768 10.882 10.000	$ $ $ $ $ $ $ $ $	15.814 15.316 13.825 9.532 12.948 12.888 11.797 11.768 10.882	10,752 13,216 15,388 2,865 33,271 38,759 44,382 4,006 2,265
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	18.684 17.150 13.132 20.628 19.185 15.804 14.234 12.618 10.000	$ $ $ $ $ $ $ $ $	16.568 18.684 17.150 13.132 20.628 19.185 15.804 14.234 12.618	10,574 12,168 13,857 16,652 32,824 29,503 24,030 21,801 15,686
TA Jennison Growth - Service Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	10.518 10.000	$ $	10.308 10.518	7,020 13,104

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
TA Multi Managed Large Cap Core – Initial Class Subaccount Inception Date April 30, 2009	2011 2010 2009	$ $ $	15.429 13.141 10.000	$ $ $	14.853 15.429 13.141	4,263 4,466 4,735
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	13.388 12.676 11.088 11.583 10.779 10.505 10.425 10.129 10.000	$ $ $ $ $ $ $ $ $	14.009 13.388 12.676 11.088 11.583 10.779 10.505 10.425 10.129	40,246 65,364 64,311 65,814 62,113 65,107 89,560 101,399 53,588
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	19.777 14.937 10.933 17.407 16.130 15.804 14.495 13.330 10.000	$ $ $ $ $ $ $ $ $	19.829 19.777 14.937 10.933 17.407 16.130 15.804 14.495 13.330	8,110 8,252 12,648 13,169 27,589 30,678 47,374 43,340 42,810
TA Third Avenue Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	19.362 17.022 12.812 22.095 22.163 19.381 16.565 13.472 10.000	$ $ $ $ $ $ $ $ $	16.351 19.362 17.022 12.812 22.095 22.163 19.381 16.565 13.472	25,132 31,899 49,594 62,169 106,098 122,091 133,854 96,971 59,958
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.626 12.771 10.268 15.419 13.771 12.823 12.045 11.571 10.000	$ $ $ $ $ $ $ $ $	16.013 15.626 12.771 10.268 15.419 13.771 12.823 12.045 11.571	22,503 23,815 10,340 11,628 17,141 15,120 18,582 20,474 31,846
TA AllianceBernstein Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.647 13.587 10.488 16.856 14.429 13.204 12.912 11.001 10.000	$ $ $ $ $ $ $ $ $	14.708 14.647 13.587 10.488 16.856 14.429 13.204 12.912 11.001	9,735 10,533 11,740 10,563 40,836 49,546 60,422 45,698 26,363
TA WMC Diversified Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.349 13.229 10.391 19.548 17.057 15.935 13.876 12.153 10.000	$ $ $ $ $ $ $ $ $	14.564 15.349 13.229 10.391 19.548 17.057 15.935 13.876 12.153	68,119 60,607 71,804 85,639 109,821 133,549 89,809 93,285 54,052

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
TA AEGON Money Market - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	10.543 10.674 10.806 10.710 10.351 10.032 9.898 9.949 10.000	$ $ $ $ $ $ $ $ $	10.413 10.543 10.674 10.806 10.710 10.351 10.032 9.898 9.949	38,884 45,354 103,132 200,127 61,111 46,063 58,465 69,113 110,345
TA Systematic Small/Mid Cap Value - Service Class Subaccount Inception date May 3, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	19.249 14.986 10.618 18.239 14.847 12.760 11.407 10.000	$ $ $ $ $ $ $ $	18.469 19.249 14.986 10.618 18.239 14.847 12.760 11.407	25,912 29,024 30,909 21,750 32,178 13,892 10,312 4,512
TA AEGON U.S. Government Securities - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	12.211 11.863 11.527 10.866 10.401 10.219 10.146 9.984 10.000	$ $ $ $ $ $ $ $ $	12.940 12.211 11.863 11.527 10.866 10.401 10.219 10.146 9.984	21,054 23,932 36,254 47,219 14,081 17,932 24,898 8,509 16,531
TA AEGON Tactical Vanguard ETF – Conservative – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$10.054	0
TA AEGON Tactical Vanguard ETF – Growth – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$9.886	2,040
TA Vanguard ETF Index - Balanced - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	10.307 9.428 8.192 10.000	$ $ $ $	10.329 10.307 9.428 8.192	0 0 0 0
TA Vanguard ETF Index – Growth - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	9.817 8.795 7.230 10.000	$ $ $ $	9.586 9.817 8.795 7.230	322 324 593 599
TA Janus Balanced – Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.004 0.986 0.987	$ $ $	0.885 1.004 0.986	2,883 4,146 0
TA Hanlon Balanced – Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.973 1.021 0.998	$ $ $	0.929 .973 1.021	5,032 1,552 0
TA Hanlon Growth – Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.002 1.022 0.996	$ $ $	0.875 1.002 1.022	0 10,813 0
TA Hanlon Growth and Income – Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.989 1.023 0.997	$ $ $	0.904 .989 1.023	15,813 8,272 0

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
TA Hanlon Income – Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.993 1.004 1.000	$ $ $	1.009 .993 1.004	81,322 192,967 36,074
TA Morgan Stanley Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	19.242 14.585 9.223 17.435 14.442 13.434 12.590 11.924 10.000	$ $ $ $ $ $ $ $ $	17.690 19.242 14.585 9.223 17.435 14.442 13.434 12.590 11.924	25,872 10,346 12,267 13,831 23,390 26,338 23,796 25,752 14,577
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.732 8.651 5.680 11.695 10.00	$ $ $ $ $	7.017 9.732 8.651 5.680 11.695	1,001 2,277 2,924 2,269 5,648
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	10.967 8.562 5.339 11.129 10.00	$ $ $ $ $	9.083 10.967 8.562 5.339 11.129	6,280 8,864 13,220 5,569 13,004
ProFund VP Bull Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.825 8.837 7.195 11.689 11.430 10.000	$ $ $ $ $ $	9.704 9.825 8.837 7.195 11.689 11.430	459 12,828 14,594 0 2,449 11,271
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.613 8.018 6.207 9.159 10.00	$ $ $ $ $	10.017 9.613 8.018 6.207 9.159	1,790 111 111 124 0
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.837 9.073 5.658 11.480 10.00	$ $ $ $ $	7.801 9.837 9.073 5.658 11.480	17,491 26,628 26,037 1,530 506
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.543 7.441 5.695 10.298 10.00	$ $ $ $ $	6.788 7.543 7.441 5.695 10.298	0 0 0 0 11,005
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.738 10.121 9.919 10.585 10.00	$ $ $ $ $	9.356 9.738 10.121 9.919 10.585	0 0 0 0 0
ProFund VP Financials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.255 4.797 4.223 8.645 10.00	$ $ $ $ $	4.472 5.255 4.797 4.223 8.645	1,542 2,803 3,947 9,748 0
ProFund VP International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.275 6.833 5.550 10.108 10.00	$ $ $ $ $	6.155 7.275 6.833 5.550 10.108	1,519 13,696 10,609 622 0
ProFund VP Japan Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.366 5.813 5.334 9.131 10.00	$ $ $ $ $	4.317 5.366 5.813 5.334 9.131	212 56 0 0 0

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.551 7.796 5.940 9.759 10.00	$ $ $ $ $	9.039 9.551 7.796 5.940 9.759	1,041 224 2,202 203 0
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.112 10.237 10.361 10.404 10.152 10.000	$ $ $ $ $ $	9.990 10.112 10.237 10.361 10.404 10.152	22,220 14,337 53,286 41,923 22,862 0
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	13.200 11.303 7.529 13.254 11.410 10.000	$ $ $ $ $ $	13.227 13.200 11.303 7.529 13.254 11.410	326 729 151 51 2,500 0
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.019 7.754 6.797 10.916 10.00	$ $ $ $ $	9.108 9.019 7.754 6.797 10.916	4,363 3,101 6,576 7,587 5,348
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.109 9.179 7.950 10.001 10.00	$ $ $ $ $	10.448 9.109 9.179 7.950 10.001	2,755 2,755 2,755 2,755 0
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	14.141 10.771 8.059 11.785 10.00	$ $ $ $ $	11.283 14.141 10.771 8.059 11.785	8,317 8,964 8,937 9,877 9,051
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	4.395 5.454 10.769 8.246 10.00	$ $ $ $ $	4.803 4.395 5.454 10.769 8.246	0 0 304 536 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.790 9.246 13.428 9.836 10.00	$ $ $ $ $	7.833 7.790 9.246 13.428 9.836	0 314 643 330 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	6.500 8.350 14.247 9.736 10.00	$ $ $ $ $	5.747 6.500 8.350 14.247 9.736	0 10 6 273 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	5.214 7.430 11.124 9.077 8.793 10.000	$ $ $ $ $ $	4.682 5.214 7.430 11.124 9.077 8.793	0 965 0 385 0 0
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.612 8.610 6.915 10.839 11.224 10.000	$ $ $ $ $ $	9.888 10.612 8.610 6.915 10.839 11.224	1,623 0 0 0 167 0
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.998 7.461 6.274 9.166 10.00	$ $ $ $ $	8.522 8.998 7.461 6.274 9.166	514 0 622 194 0

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.487 6.553 6.182 9.545 10.00	$ $ $ $ $	7.533 7.487 6.553 6.182 9.545	1,624 0 0 0 0
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	6.012 4.101 2.962 8.870 10.00	$ $ $ $ $	4.820 6.012 4.101 2.962 8.870	6,000 892 915 0 189
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	11.587 10.655 16.010 10.824 10.00	$ $ $ $ $	16.425 11.587 10.655 16.010 10.824	80 835 559 4,336 0
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.420 8.047 7.358 10.750 10.00	$ $ $ $ $	9.773 8.420 8.047 7.358 10.750	3,446 4,380 6,349 12,249 11,982
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	12.889 11.213 9.711 10.312 10.00	$ $ $ $ $	13.079 12.889 11.213 9.711 10.312	2,468 2,827 5,636 9,535 0

APPENDIX C

If you are an existing contract owner of Contract Form Number WL18, the information provided in Appendix C hereby amends and/or replaces the corresponding information contained in the prospectus.

The following hereby amends, and to the extent inconsistent replaces, the corresponding SUMMARY section of the prospectus:

1.	The Annuity Contract

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more.

For an additional charge, you may select a compounding/monthly step-up death benefit. You may also add an Additional Earnings Rider that may provide a supplemental death benefit. You may only add the compounding/monthly step-up benefit and/or the Additional Earnings Rider when you purchase the Contract. See Section 9. Death Benefit, for details concerning these death benefit options. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

If you have already added the Guaranteed Minimum Income Benefit Rider to your Contract, please read your Rider carefully. This rider is no longer available for sale. See Appendix D.

5.	Expenses

During the accumulation period, we deduct a daily mortality and expense risk charge of 1.00% annually (1.25% if you select the compounding/monthly step-up death benefit) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Contract Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

9.	Death Benefit

Under Option A, the death benefit proceeds will be the greatest of:

•	the annuity value as of the death report day, or

•	the excess of (a) the amount of premiums paid as of the death report day, less (b) any amount withdrawn from this Contract to pay for partial surrenders; or

•

the highest annuity value as of any Monthiversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the Monthiversary on which the highest annuity value occurs.

Under Option B, the death benefit proceeds will be the greatest of:

•	the death benefit proceeds as determined under Option A above; or

•

total premiums paid for this Contract, less any adjusted partial surrenders, accumulated at 6% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 90th birthday.

•

the highest annuity value as of any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the Monthiversary on which the highest annuity value occurs.

10.	Other Information

•

Compounding/Monthly Step-Up Death Benefit: You may add this feature for an additional charge. You must select this feature on your application. This feature is not available to annuitants age 81 or older on the Contract date. This feature ensures that any death benefit payable on the death of an owner who is the annuitant will be the greater of:

•

Compounding Death Benefit: total premium payments paid for this Contract, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday, or

•

Monthly Step-Up Death Benefit: the highest annuity value on any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Monthiversary on which the highest annuity value occurs.

•

Additional Earnings Rider: You may add this rider for an additional charge only when you purchase the Contract, if you, a joint owner and the annuitant are age 75 or younger. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the Contract if the surviving spouse elects to continue the Contract. If the Additional Earnings Rider is attached to a Contract with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. We recommend that you consult your tax advisor before you purchase this rider.

The following hereby amends, and to the extent inconsistent replaces, the corresponding ANNUITY CONTRACT FEE TABLE section of the prospectus:

Periodic Charges other than Portfolio Expenses

Annual Contract Charge	$30 per Contract year
Special Service Fee	$0 - $25

Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)

Under Standard Death Benefit:
Mortality and Expense Risk Charge(1)	1.00%
Administrative Charge(1)	0.40%
Total Separate Account Annual Expenses	1.40%

With Compounding/Monthly Step-Up Death Benefit Added:
Mortality and Expense Risk Charge(1)	1.25%
Administrative Charge(1)	0.40%
Total Separate Account Annual Expenses	1.65%

Additional Earnings Rider Charge (optional)	0.35%
Guaranteed Minimum Income Benefit Rider(2) (No longer Available)
Current	0.35%
Maximum	0.50%

(1)	These charges are assessed on your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 1.00% applies when you have selected the standard death benefit. If you select the compounding/monthly step-up death benefit, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% annually in place of the mortality and expense risk and administrative charges.
(2)

This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Appendix D.

Range of Expenses for the Portfolios

Total Annual Portfolio Operating Expenses	Lowest	Highest
Total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses	0.68%	2.09%

Example of Highest Charges(1)	1 Year	3 Years	5 Years	10 Years
If the contract is surrendered at the end of the applicable time period.	$1,036	$1,777	$2,461	$4,386
If the contract is annuitized* at the end of the applicable time period or if you do not surrender your contract.	$415	$1,260	$2,126	$4,386

*	You cannot annuitize your Contract before your Contract’s fifth anniversary.

For information concerning compensation paid for the sale of the Contracts, see “Sales of the Contracts.”

(1)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.07% that is determined by dividing the total annual Contract charges collected during 2010 by total average net assets attributable to the Contract during 2011. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

The following hereby amends, and to the extent inconsistent replaces, the corresponding sections of the prospectus:

1.	THE ANNUITY CONTRACT

The Contract also contains a fixed account. Unless otherwise required by state law, we will limit your allocation or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 3% per year.

2.	ANNUITY PAYMENTS (THE INCOME PHASE)

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or

•	10 or 20 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 or 20 years; or

•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

IF:

•	you choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

3.	PURCHASE

Allocation of Premium Payments

Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

4.	INVESTMENT CHOICES

The Fixed Account

We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 3% per year.

Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

5.	EXPENSES

Mortality and Expense Risk Charge

The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that you have invested in each subaccount. If you add the compounding/monthly step-up death benefit, the mortality and expense risk charge increases to 1.25%.

9.	DEATH BENEFIT

Standard Death Benefit (Option A)

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greatest of:

•	the annuity value of your Contract on the death report day;

•	the total premium payments you make to the Contract as of the death report day, reduced by partial surrenders; or

•

the monthly step-up: On each Monthiversary, a new “stepped-up” death benefit is determined. The stepped-up death benefit is equal to the highest annuity value on any Monthiversary before the annuitant's 81st birthday, increased for any premium payments you have made and decreased by the adjusted partial surrenders for any partial surrenders we have paid to you, following the Monthiversary on which the highest annuity value occurs.

The standard death benefit proceeds are not payable after the maturity date.

Compounding/Monthly Step-Up Death Benefit (Option B)

On the Contract application, you may add the compounding/monthly step-up death benefit to the Contract for an additional charge. This option is not available to annuitants age 81 or older on the Contract date. This death benefit option is only payable during the accumulation period and is not payable after the maturity date. You may not select this option after the Contract has been issued.

If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding/monthly step up death benefit proceeds are the greatest of:

•	the standard death benefit;

•

the compounding death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday; or

•

The monthly step-up death benefit: This benefit equals the highest annuity value on any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Monthiversary on which the highest annuity value occurs.

If you select this option, then the mortality and expense risk charge will increase to 1.25%.

Effect of Adjusted Partial Surrender on Certain Death Benefits

When you request a partial surrender, we will reduce certain death benefits under the Contract by an “adjusted partial surrender.” Adjusted partial surrenders will reduce the compounding/monthly step-up death benefit, if selected, and the monthly step-up in the standard death benefit.

A partial surrender will reduce the compounding/monthly step-up death benefit by the amount of the partial surrender times the ratio of:

•	the amount of the compounding and/or monthly step-up death benefit on the same date as, but immediately before the processing of the partial surrender, to

•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the compounding and/or monthly step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the compounding/monthly step-up death benefit is less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Alternate Payment Elections Before the Maturity Date

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the Monthiversary nearest the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your Contract. In order to buy this rider:

•	you must purchase it when we issue the Contract;

•	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan). and

•	you, a joint owner and the annuitant must be age 75 or younger.

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity contracts issued by Western Reserve within each subaccount class.

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Asset Allocation Conservative - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.996 13.060 10.601 13.673 13.065 12.136 11.729 10.869 8.990 10.000	$ $ $ $ $ $ $ $ $ $	14.134 13.996 13.060 10.601 13.673 13.065 12.136 11.729 10.869 8.990	1,724,585 1,990,376 2,337,177 2,519,671 2,428,377 2,380,570 2,848,654 2,772,295 2,699,994 1,431,241
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.327 11.785 9.228 15.540 14.661 12.891 11.675 10.396 8.080 10.000	$ $ $ $ $ $ $ $ $ $	12.401 13.327 11.785 9.228 15.540 14.661 12.891 11.675 10.396 8.080	1,650,915 1,853,568 2,464,126 2,849,910 3,394,187 3,666,623 3,838,605 3,668,756 3,271,606 1,141,782
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.192 13.070 10.510 14.432 13.590 12.393 11.725 10.702 8.713 10.000	$ $ $ $ $ $ $ $ $ $	14.044 14.192 13.070 10.510 14.432 13.590 12.393 11.725 10.702 8.713	3,130,208 3,675,064 4,403,842 5,065,555 6,503,778 6,938,717 7,311,040 6,908,204 6,596,348 2,960,437
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.977 12.603 9.996 15.114 14.251 12.727 11.771 10.540 8.426 10.000	$ $ $ $ $ $ $ $ $ $	13.474 13.977 12.603 9.996 15.114 14.251 12.727 11.771 10.540 8.426	2,893,677 3,203,691 3,658,506 4,231,945 5,611,391 6,408,004 6,028,387 6,056,485 5,385,378 2,402,764
TA International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.612 8.842 6.930 11.029 10.315 10.000	$ $ $ $ $ $	8.759 9.612 8.842 6.930 11.029 10.315	127,621 125,506 174,908 203,768 219,265 96,536
TA BlackRock Large Cap Value - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.323 14.103 12.576 19.338 18.788 16.335 14.323 12.305 9.639 11.423	$ $ $ $ $ $ $ $ $ $	15.487 15.323 14.103 12.576 19.338 18.788 16.335 14.323 12.305 9.639	672,391 785,180 628,283 529,547 674,120 942,492 1,031,377 705,146 709,871 572,432

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	31.300 27.507 20.957 36.974 40.289 28.787 25.790 19.735 14.781 14.505	$ $ $ $ $ $ $ $ $ $	29.027 31.300 27.507 20.957 36.974 40.289 28.787 25.790 19.735 14.781	203,154 226,189 238,001 276,442 360,754 604,750 517,164 565,689 500,380 297,623
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	18.769 19.100 18.634 19.841 20.266 20.049 19.419 18.078 14.489 14.590	$ $ $ $ $ $ $ $ $ $	19.135 18.769 19.100 18.634 19.841 20.266 20.049 19.419 18.078 14.489	418,876 489,889 629,914 692,681 743,930 1,006,237 1,411,963 1,579,063 1,554,362 1,180,268
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.059 16.021 14.861 14.308 13.601 13.305 13.222 12.860 12.537 11.590	$ $ $ $ $ $ $ $ $ $	18.046 17.059 16.021 14.861 14.308 13.601 13.305 13.222 12.860 12.537	600,344 561,723 482,427 426,816 487,746 602,563 683,514 880,520 1,088,475 994,183
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	11.817 10.429 8.181 13.274 12.909 11.380 11.182 10.240 8.074 10.000	$ $ $ $ $ $ $ $ $ $	11.712 11.817 10.429 8.181 13.274 12.909 11.380 11.182 10.240 8.074	86,377 81,192 96,076 103,358 155,603 181,162 256,040 272,707 209,779 82,481
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.195 14.212 11.428 17.309 17.111 14.836 13.817 12.260 9.484 11.047	$ $ $ $ $ $ $ $ $ $	17.257 17.195 14.212 11.428 17.309 17.111 14.836 13.817 12.260 9.484	152,317 175,377 207,777 246,515 349,162 427,796 593,118 674,449 638,680 375,487
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.158 12.091 9.609 15.350 15.445 13.243 12.935 12.050 9.064 12.240	$ $ $ $ $ $ $ $ $ $	14.047 15.158 12.091 9.609 15.350 15.445 13.243 12.935 12.050 9.064	235,771 267,069 286,146 331,681 411,088 530,299 630,204 843,274 981,325 681,049

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
TA AEGON High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.119 13.668 9.436 12.824 12.800 11.728 11.710 10.846 10.000	$ $ $ $ $ $ $ $ $	15.584 15.119 13.668 9.436 12.824 12.800 11.728 11.710 10.846	323,812 489,968 398,013 82,539 107,444 185,148 147,900 86,860 37,072
TA MFS International Equity - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	9.875 9.084 6.960 10.934 10.183 8.411 7.579 6.703 5.439 7.015	$ $ $ $ $ $ $ $ $ $	8.738 9.875 9.084 6.960 10.934 10.183 8.411 7.579 6.703 5.439	567,932 741,405 941,960 1,253,718 1,438,903 1,900,372 1,375,674 1,222,358 1,205,665 247,627
TA Jennison Growth – Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	10.509 10.000	$ $	10.274 10.509	191,554 180,413
TA Multi Managed Large Cap Core - Initial Class Subaccount Inception Date April 30, 2009	2011 2010 2009	$ $ $	15.389 13.126 10.000	$ $ $	14.797 15.389 13.126	239,674 231,401 182,236
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.180 13.447 11.780 12.319 11.494 11.213 11.139 10.838 10.503 10.000	$ $ $ $ $ $ $ $ $ $	14.825 14.180 13.447 11.780 12.319 11.494 11.213 11.139 10.838 10.503	728,053 896,842 716,286 679,304 661,598 754,893 741,455 833,982 864,057 607,454
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.230 10.004 7.332 11.692 10.844 10.642 9.781 9.010 6.524 9.129	$ $ $ $ $ $ $ $ $ $	13.236 13.230 10.004 7.332 11.692 10.844 10.642 9.781 9.010 6.524	359,754 463,233 469,015 549,148 663,228 773,713 1,053,873 1,175,612 1,054,754 552,363
TA Third Avenue Value - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.735 21.781 16.415 28.356 28.484 24.947 21.346 17.389 12.879 14.857	$ $ $ $ $ $ $ $ $ $	20.846 24.735 21.781 16.415 28.356 28.484 24.947 21.346 17.389 12.879	413,994 482,974 670,298 763,519 1,002,935 1,337,588 1,361,667 1,280,926 1,211,280 786,581

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.776 12.101 9.739 14.646 13.106 12.209 11.496 10.515 9.385 10.000	$ $ $ $ $ $ $ $ $ $	15.123 14.776 12.101 9.739 14.646 13.106 12.209 11.496 10.515 9.385	463,576 540,232 206,282 166,020 467,870 488,493 273,915 333,461 320,331 302,866
TA AllianceBernstein Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.003 13.024 10.083 16.237 13.914 12.754 12.481 11.212 9.217 10.000	$ $ $ $ $ $ $ $ $ $	14.026 14.003 13.024 10.083 16.237 13.914 12.754 12.481 11.212 9.217	155,452 186,373 170,658 158,563 223,414 255,244 293,105 295,560 209,841 65,195
TA WMC Diversified Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.692 11.813 9.295 17.500 15.298 14.305 12.479 10.955 8.487 10.000	$ $ $ $ $ $ $ $ $ $	12.967 13.692 11.813 9.295 17.500 15.298 14.305 12.479 10.955 8.487	1,357,359 1,084,020 1,257,683 1,480,091 1,879,029 2,428,769 1,327,161 1,607,132 910,375 465,953
TA AEGON Money Market - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	11.103 11.285 11.457 11.374 11.009 10.686 10.559 10.628 10.720 10.743	$ $ $ $ $ $ $ $ $ $	10.924 11.103 11.285 11.457 11.374 11.009 10.686 10.559 10.628 10.720	1,130,322 973,339 1,043,030 1,789,061 1,593,481 1,084,650 1,129,915 938,018 1,952,601 4,967,538
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception date October 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	18.370 14.318 10.163 17.471 14.238 12.261 10.976 10.000	$ $ $ $ $ $ $ $	17.572 18.370 14.318 10.163 17.471 14.238 12.261 10.976	287,392 285,792 338,526 419,941 421,664 510,959 507,200 156,784

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
TA AEGON U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	12.763 12.426 12.091 11.416 10.944 10.773 10.713 10.544 10.412 10.000	$ $ $ $ $ $ $ $ $ $	13.511 12.763 12.426 12.091 11.416 10.944 10.773 10.713 10.544 10.412	290,944 313,010 459,002 690,575 186,334 179,429 234,728 273,743 324,709 228,606
TA AEGON Tactical Vanguard ETF - Conservative - Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$10.052	30,396
TA AEGON Tactical Vanguard ETF - Growth - Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$9.884	5,886
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	9.148 6.944 4.397 8.321 6.904 6.386 6.036 5.727 4.543 6.901	$ $ $ $ $ $ $ $ $ $	8.396 9.148 6.944 4.397 8.321 6.904 6.386 6.036 5.727 4.543	1,331,826 716,023 717,337 671,764 901,297 849,549 945,968 1,092,270 1,191,164 1,006,806
TA Vanguard ETF Index - Balanced - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	10.199 9.366 8.170 10.000	$ $ $ $	10.181 10.199 9.366 8.170	6,485 3,527 0 0
TA Vanguard Index - Growth - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	9.714 8.738 7.210 10.000	$ $ $ $	9.448 9.714 8.738 7.210	13,804 18,217 24,300 0
TA Janus Balanced Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.000 0.986 0.987	$ $ $	0.877 1.000 0.986	170,774 170,032 47,571
TA Hanlon Balanced Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.969 1.020 0.998	$ $ $	0.921 .969 1.020	738,479 676,682 4,040
TA Hanlon Growth Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.998 1.021 0.996	$ $ $	0.867 .998 1.021	7,185 34,355 2,704
TA Hanlon Growth and Income Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.984 1.022 0.997	$ $ $	0.896 .984 1.022	918,658 768,674 18,572
TA Hanlon Income Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.988 1.004 1.000	$ $ $	1.001 .988 1.004	576,467 530,028 116,357
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.605 8.572 5.650 11.680 10.00	$ $ $ $ $	6.898 9.605 8.572 5.650 11.680	145,513 186,505 118,964 133,168 127,202
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	10.824 8.484 5.311 11.115 10.00	$ $ $ $ $	8.929 10.824 8.484 5.311 11.115	96,822 169,768 62,053 77,570 66,405

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
ProFund VP Bull Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.650 8.713 7.123 11.617 11.405 10.000	$ $ $ $ $ $	9.494 9.650 8.713 7.123 11.617 11.405	48,201 47,363 49,785 11,908 4,171 70,389
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.488 7.945 6.174 9.147 10.00	$ $ $ $ $	9.847 9.488 7.945 6.174 9.147	123,299 101,954 0 63 543
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.708 8.990 5.629 11.465 10.00	$ $ $ $ $	7.669 9.708 8.990 5.629 11.465	146,538 245,145 250,328 122,965 14,875
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.444 7.373 5.665 10.285 10.00	$ $ $ $ $	6.673 7.444 7.373 5.665 10.285	7,370 12,946 21,252 14,939 28,980
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.611 10.029 9.867 10.571 10.00	$ $ $ $ $	9.198 9.611 10.029 9.867 10.571	6,227 6,253 7,176 8,743 1,138
ProFund VP Financials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.187 4.753 4.201 8.634 10.00	$ $ $ $ $	4.397 5.187 4.753 4.201 8.634	54,249 82,631 54,467 39,943 521
ProFund VP International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.180 6.770 5.521 10.095 10.00	$ $ $ $ $	6.051 7.180 6.770 5.521 10.095	30,708 67,091 37,470 14,818 0
ProFund VP Japan Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.296 5.760 5.307 9.119 10.00	$ $ $ $ $	4.244 5.296 5.760 5.307 9.119	3,245 52 111 789 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.427 7.725 5.909 9.747 10.00	$ $ $ $ $	8.886 9.427 7.725 5.909 9.747	48,837 67,137 34,598 22,289 0
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.932 10.094 10.257 10.340 10.130 10.000	$ $ $ $ $ $	9.773 9.932 10.094 10.257 10.340 10.130	378,241 390,448 414,606 339,573 494,761 25,311
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	12.965 11.145 7.453 13.173 11.385 10.000	$ $ $ $ $ $	12.941 12.965 11.145 7.453 13.173 11.385	79,755 118,747 88,470 13,331 14,609 7,542
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.901 7.683 6.762 10.902 10.00	$ $ $ $ $	8.953 8.901 7.683 6.762 10.902	197,153 301,188 118,904 139,407 47,125

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.990 9.095 7.909 9.988 10.00	$ $ $ $ $	10.271 8.990 9.095 7.909 9.988	123,537 9,086 11,516 77,547 1,018
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	13.957 10.673 8.017 11.770 10.00	$ $ $ $ $	11.092 13.957 10.673 8.017 11.770	134,985 129,862 133,867 101,666 53,231
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	4.337 5.405 10.712 8.235 10.00	$ $ $ $ $	4.722 4.337 5.405 10.712 8.235	9,795 8,468 11,825 20,508 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.688 9.162 13.358 9.824 10.00	$ $ $ $ $	7.700 7.688 9.162 13.358 9.824	9,173 5,767 14,371 28,949 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	6.415 8.274 14.173 9.724 10.00	$ $ $ $ $	5.650 6.415 8.274 14.173 9.724	35,577 22,782 21,052 17,739 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	5.121 7.326 11.012 9.022 8.774 10.000	$ $ $ $ $ $	4.580 5.121 7.326 11.012 9.022 8.774	6,626 5,486 25,301 34,064 4,130 3,824
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.422 8.490 6.845 10.772 11.199 10.000	$ $ $ $ $ $	9.673 10.422 8.490 6.845 10.772 11.199	29,550 142,704 27,788 27,613 12,448 34,400
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.881 7.393 6.242 9.154 10.00	$ $ $ $ $	8.378 8.881 7.393 6.242 9.154	28,847 16,890 49,563 6,291 0
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.389 6.493 6.150 9.533 10.00	$ $ $ $ $	7.405 7.389 6.493 6.150 9.533	10,511 89,573 4,458 10,824 703
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.934 4.063 2.947 8.859 10.00	$ $ $ $ $	4.738 5.934 4.063 2.947 8.859	149,771 59,527 98,365 104,946 130
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	11.437 10.557 15.927 10.811 10.00	$ $ $ $ $	16.148 11.437 10.557 15.927 10.811	62,951 24,380 25,733 120,590 12,196
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.311 7.973 7.319 10.736 10.000	$ $ $ $ $	9.608 8.311 7.973 7.319 10.736	318,334 99,122 159,417 25,743 32,264

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	12.721 11.111 9.661 10.299 10.00	$ $ $ $ $	12.858 12.721 11.111 9.661 10.299	52,032 44,386 111,285 143,800 0
Fidelity VIP Contrafund® Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	12.805 11.132 8.353 14.817 12.841 11.714 10.209 9.013 7.148 8.039	$ $ $ $ $ $ $ $ $ $	12.247 12.805 11.132 8.353 14.817 12.841 11.714 10.209 9.013 7.148	283,090 300,937 395,802 448,337 552,279 607,942 795,035 596,225 559,326 372,631
Fidelity VIP Equity-Income Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	11.529 10.198 7.981 14.188 14.242 12.072 11.625 10.625 8.307 10.194	$ $ $ $ $ $ $ $ $ $	11.417 11.529 10.198 7.981 14.188 14.242 12.072 11.625 10.625 8.307	131,816 159,474 218,932 234,559 344,882 399,323 395,346 511,832 565,297 458,566
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	7.530 6.199 4.332 9.816 8.119 7.852 7.345 6.986 5.488 7.154	$ $ $ $ $ $ $ $ $ $	7.554 7.530 6.199 4.332 9.816 8.119 7.852 7.345 6.986 5.488	64,150 66,874 93,088 93,500 122,677 136,561 138,242 160,002 173,118 157,358

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.300 13.311 10.779 13.867 13.219 12.507 11.808 10.915 9.005 10.000	$ $ $ $ $ $ $ $ $ $	14.478 14.300 13.311 10.779 13.867 13.219 12.507 11.808 10.915 9.005	3,227,329 3,861,273 4,461,289 5,870,201 4,583,355 5,034,789 5,828,496 6,517,814 5,841,967 2,988,055
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.617 12.012 9.383 15.761 14.833 13.009 11754 10.439 8.093 10.00	$ $ $ $ $ $ $ $ $ $	12.702 13.617 12.012 9.383 15.761 14.833 13.009 11754 10.439 8.093	4,593,978 5,571,331 6,446;434 7,225,916 9,049,661 11,307,827 12,328,154 12,181,001 9,124,299 3,146,691
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.501 13.322 10.687 14.637 13.749 12.507 11.804 10.746 8.727 10.000	$ $ $ $ $ $ $ $ $ $	14.385 14.501 13.322 10.687 14.637 13.749 12.507 11.804 10.746 8.727	5,930,674 8,769,429 8,769,429 10,212,357 15,052,020 18,260,819 21,105,353 21,341,134 19,088,264 8,790,569
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.281 12.846 10.164 15.329 14.418 12.844 11.850 10.584 8.440 10.000	$ $ $ $ $ $ $ $ $ $	13.801 14.281 12.846 10.164 15.329 14.418 12.844 11.850 10.584 8.440	8,914,351 10,000,906 11,541,479 13,430,725 18,085,015 21,377,053 22,806,861 22,388,762 18,300,336 9,042,969
TA International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.724 8.923 6.976 11.075 10.333 10.000	$ $ $ $ $ $	8.883 9.724 8.923 6.976 11.075 10.333	430,916 476,182 464,982 474,118 618,174 226,525
TA BlackRock Large Cap Value - Initial Class Subaccount Inception Date May 1, 1996	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	20.853 19.145 17.030 26.122 25.316 21.956 19.203 16.456 12.859 15.200	$ $ $ $ $ $ $ $ $ $	21.128 20.853 19.145 17.030 26.122 25.316 21.956 19.203 16.456 12.859	1,725,495 2,065,792 1,601,623 1,293,273 2,009,292 2,817,033 3,426,531 3,315,051 4,030,078 4,664,060

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 1, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.698 21.652 16.456 28.960 31.479 22.436 20.050 15.304 11.434 11.192	$ $ $ $ $ $ $ $ $ $	22.961 24.698 21.652 16.456 28.960 31.479 22.436 20.050 15.304 11.434	821,421 925,531 1,068,476 1,207,167 1,901,925 3,458,947 3,840,201 4,420,244 4,388,984 4,593,344
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date March 1, 1994	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	28.919 29.357 28.569 30.345 30.919 30.512 29.480 27.375 21.886 21.982	$ $ $ $ $ $ $ $ $ $	29.556 28.919 29.357 28.569 30.345 30.919 30.512 29.480 27.375 21.886	1,135,293 1,402,094 1,711,900 2,073,807 2,885,299 4,516,150 6,378,008 7,819,718 8,687,045 9,403,118
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date December 03, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.263 22.730 21.033 20.200 19.154 18.691 18.528 17.976 17.480 16.119	$ $ $ $ $ $ $ $ $ $	25.730 24.263 22.730 21.033 20.200 19.154 18.691 18.528 17.976 17.480	1,367,473 1,412,094 1,710,872 1,765,933 2,194,678 3,026,024 4,408,034 5,799,745 7,789,081 11,128,051
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	12.074 10.630 8.318 13.463 13.060 11.485 11.257 10.283 8.087 10.000	$ $ $ $ $ $ $ $ $ $	11.996 12.074 10.630 8.318 13.463 13.060 11.485 11.257 10.283 8.087	297,195 442,788 227,794 264,483 331,154 440,597 658,214 745,971 443,924 293,155
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.829 14.699 11.791 17.814 17.567 15.194 14.115 12.493 9.640 11.201	$ $ $ $ $ $ $ $ $ $	17.937 17.829 14.699 11.791 17.814 17.567 15.194 14.115 12.493 9.640	495,134 596,704 701,730 858,282 1,237,756 1,797,202 2,807,754 3,071,429 3,200,782 3,204,752
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.027 13.548 10.740 17.115 17.178 14.693 14.316 13.302 9.981 13.445	$ $ $ $ $ $ $ $ $ $	15.817 17.027 13.548 10.740 17.115 17.178 14.693 14.316 13.302 9.981	1,139,134 1,348,084 1,497,738 1,814,554 2,662,028 3,814,746 5,410,442 7,044,334 8,431,451 9,358,103

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA AEGON High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.410 13.897 9.571 12.975 12.918 11.807 11.759 10.864 10.000	$ $ $ $ $ $ $ $ $	15.923 15.410 13.897 9.571 12.975 12.918 11.807 11.759 10.864	790,360 930,927 742,537 339,622 419,236 1,206,639 1,273,537 817,140 842,573
TA MFS International Equity - Initial Class Subaccount Inception Date January 2, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.183 12.097 9.245 14.488 13.460 11.090 9.964 8.832 7.149 9.198	$ $ $ $ $ $ $ $ $ $	11.693 13.183 12.097 9.245 14.488 13.460 11.090 9.964 8.832 7.149	1,960,716 2,358,691 2,548,529 3,041,558 4,267,649 5,817,353 5,871,721 6,615,253 6,818,662 2,158,257
TA Jennison Growth - Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	10.527 10.000	$ $	10.316 10.527	976,540 921,901
TA Multi Managed Large Cap Core – Initial Class Subaccount Inception Date April 30, 2009	2011 2010 2009	$ $ $	15.452 13,148 10.000	$ $ $	14.894 15.452 13,148	499,675 402,885 433,065
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	14.489 13.706 11.977 12.494 11.629 11.316 11.214 10.883 10.521 10.000	$ $ $ $ $ $ $ $ $	15.185 14.489 13.706 11.977 12.494 11.629 11.316 11.214 10.883 10.521	2,304,667 2,359,182 2,485,476 2,062,063 1,671,402 2,105,599 2,788,432 2,996,383 3,564,020 3,222,374
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	16.341 12.326 9.011 14.334 13.262 12.982 11.902 10.936 7.899 11.026	$ $ $ $ $ $ $ $ $ $	16.388 16.341 12.326 9.011 14.334 13.262 12.982 11.902 10.936 7.899	750,309 953,175 974,497 967,390 1,359,753 1,852,828 4,035,090 3,799,997 3,555,552 2,382,626
TA Third Avenue Value - Initial Class Subaccount Inception Date January 2, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.961 21.926 16.483 28.404 28.462 24.866 21.224 17.245 12.741 14.661	$ $ $ $ $ $ $ $ $ $	21.089 24.961 21.926 16.483 28.404 28.462 24.866 21.224 17.245 12.741	1,478,774 1,729,403 2,190,221 2,699,050 4,020,137 5,809,063 7,141,447 7,389,914 7,182,665 7,316,937
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.097 12.334 9.902 14.854 13.260 12.321 11.573 10.559 9.401 10.000	$ $ $ $ $ $ $ $ $ $	15.490 15.097 12.334 9.902 14.854 13.260 12.321 11.573 10.559 9.401	4,208,765 4,823,163 522,122 537,952 930,691 1,026,071 994,375 1,174,368 1,218,670 1,222,243

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA AllianceBernstein Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.308 13.275 10.252 16.468 14.077 12.872 12.565 11.259 9.233 10.000	$ $ $ $ $ $ $ $ $ $	14.366 14.308 13.275 10.252 16.468 14.077 12.872 12.565 11.259 9.233	434,634 532,782 517,560 438,031 659,363 811,580 943,727 1,086,067 873,405 206,962
TA WMC Diversified Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.990 12.041 9.450 17.749 15.478 14.437 12.563 11.001 8.502 10.000	$ $ $ $ $ $ $ $ $ $	13.282 13.990 12.041 9.450 17.749 15.478 14.437 12.563 11.001 8.502	11,844,893 9,505,462 10,992,395 12,811,288 16,561,548 25,851,207 13,672,577 17,089,942 2,829,041 1,701,104
TA AEGON Money Market - Initial Class Subaccount Inception Date December 3, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.057 14.253 14.434 14.294 13.801 13.363 13.172 13.224 13.305 13.300	$ $ $ $ $ $ $ $ $ $	13.864 14.057 14.253 14.434 14.294 13.801 13.363 13.172 13.224 13.305	2,998,242 2,907,575 3,531,904 6,188,956 3,301,488 3,966,551 5,662,245 6,858,649 11,342,685 22,772,399
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception date May 3, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	19.381 15.069 10.670 18.297 14.874 12.777 11.409 10.000	$ $ $ $ $ $ $ $	18.606 19.381 15.069 10.670 18.297 14.874 12.777 11.409	859,743 942,081 1,110,207 1,095,409 1,160,433 1,052,520 1,124,332 338,560
TA AEGON U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.041 12.666 12.294 11.579 11.072 10.872 10.784 10.588 10.430 10.000	$ $ $ $ $ $ $ $ $ $	13.839 13.041 12.666 12.294 11.579 11.072 10.872 10.784 10.588 10.430	893,106 823,656 755,206 1,216,630 344,790 404,997 529,899 581,204 834,983 1,091,530
TA AEGON Tactical Vanguard ETF – Conservative – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$10.053	12,659
TA AEGON Tactical Vanguard ETF – Growth – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$9.886	173,245

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date March 1, 1993	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	48.722 36.895 23.301 43.992 36.408 33.592 31.673 29.979 23.723 35.939	$ $ $ $ $ $ $ $ $ $	44.826 48.722 36.895 23.301 43.992 36.408 33.592 31.673 29.979 23.723	1,486,671 1,361,782 1,524,386 1,720,471 2,232,162 3,364,728 5,031,502 6,800,245 8,603,602 10,523,277
TA Vanguard ETF Index – Balanced - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	10.266 9.405 8.183 10.000	$ $ $ $	10.273 10.266 9.405 8.183	36,196 38,241 14,478 22
TA Vanguard ETF Index - Growth - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	9.778 8.774 7.222 10.000	$ $ $ $	9.534 9.778 8.774 7.222	198,444 211,869 176,508 123,687
TA Janus Balanced Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.002 0.986 0.986	$ $ $	0.882 1.002 0.986	734,730 715,920 356,277
TA Hanlon Balanced Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.972 1.021 0.998	$ $ $	0.926 .972 1.021	1,137,182 1,135,156 236,826
TA Hanlon Growth Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.000 1.021 0.996	$ $ $	0.872 1.000 1.021	481,339 601,088 118,129
TA Hanlon Growth and Income Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.987 1.023 0.997	$ $ $	0.901 .987 1.023	1,572,785 1,033,424 100,005
TA Hanlon Income Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.991 1.004 1.000	$ $ $	1.006 .991 1.004	6,672,981 6,256,255 1,871,327
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.684 8.621 5.669 11.690 10.00	$ $ $ $ $	6.972 9.684 8.621 5.669 11.690	133,347 350,587 367,162 152,155 107,427
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	10.914 8.532 5.328 11.123 10.00	$ $ $ $ $	9.025 10.914 8.532 5.328 11.123	412,983 353,919 359,687 154,700 217,332
ProFund VP Bull Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.759 8.790 7.168 11.662 11.421 10.000	$ $ $ $ $ $	9.625 9.759 8.790 7.168 11.662 11.421	201,555 238,450 601,238 98,082 107,154 928,230
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.566 7.991 6.194 9.154 10.00	$ $ $ $ $	9.953 9.566 7.991 6.194 9.154	210,912 71,315 9,284 5,266 0

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.788 9.042 5.647 11.474 10.00	$ $ $ $ $	7.751 9.788 9.042 5.647 11.474	403,371 870,584 918,862 190,791 77,440
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.506 7.415 5.684 10.293 10.00	$ $ $ $ $	6.745 7.506 7.415 5.684 10.293	9,509 21,321 37,500 66,270 254,070
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.690 10.086 9.899 10.580 10.00	$ $ $ $ $	9.296 9.690 10.086 9.899 10.580	25,521 23,862 40,388 29,411 3,152
ProFund VP Financials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.229 4.780 4.214 8.641 10.00	$ $ $ $ $	4.444 5.229 4.780 4.214 8.641	163,946 277,364 285,741 130,843 0
ProFund VP International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.239 6.809 5.539 10.103 10.00	$ $ $ $ $	6.116 7.239 6.809 5.539 10.103	95,805 343,554 342,327 40,395 3,519
ProFund VP Japan Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.340 5.793 5.324 9.126 10.00	$ $ $ $ $	4.290 5.340 5.793 5.324 9.126	37,433 2,299 8,895 3,558 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.504 7.769 5.929 9.755 10.00	$ $ $ $ $	8.981 9.504 7.769 5.929 9.755	128,623 272,918 175,183 46,481 0
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.044 10.183 10.322 10.380 10.144 10.000	$ $ $ $ $ $	9.908 10.044 10.183 10.322 10.380 10.144	866,891 320,885 662,299 1,574,479 1,886,833 35,549
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	13.111 11.244 7.500 13.223 11.400 10.000	$ $ $ $ $ $	13.119 13.111 11.244 7.500 13.223 11.400	169,163 114,383 161,621 60,116 82,710 240,507
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.974 7.727 6.784 10.911 10.00	$ $ $ $ $	9.049 8.974 7.727 6.784 10.911	506,579 627,073 669,089 309,164 97,260
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.064 9.147 7.935 9.996 10.00	$ $ $ $ $	10.381 9.064 9.147 7.935 9.996	224,426 56,601 58,483 94,868 0
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	14.072 10.734 8.043 11.780 10.00	$ $ $ $ $	11.211 14.072 10.734 8.043 11.780	433,770 417,284 365,199 231,130 122,871

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	4.373 5.436 10.747 8.242 10.00	$ $ $ $ $	4.773 4.373 5.436 10.747 8.242	43,703 72,257 23,920 65,279 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.752 9.214 13.402 9.831 10.00	$ $ $ $ $	7.783 7.752 9.214 13.402 9.831	17,245 21,465 51,747 90,765 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	6.468 8.321 14.219 9.732 10.00	$ $ $ $ $	5.710 6.468 8.321 14.219 9.732	51,755 62,355 23,037 44,281 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	5.179 7.391 11.082 9.056 8.786 10.000	$ $ $ $ $ $	4.643 5.179 7.391 11.082 9.056 8.786	66,168 37,463 84,201 60,402 11,950 12,535
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.540 8.565 6.889 10.814 11.214 10.000	$ $ $ $ $ $	9.807 10.540 8.565 6.889 10.814 11.214	164,484 194,854 129,744 114,859 88,292 520,447
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.954 7.436 6.262 9.161 10.00	$ $ $ $ $	8.468 8.954 7.436 6.262 9.161	146,544 30,586 120,527 45,872 703
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.450 6.530 6.170 9.541 10.00	$ $ $ $ $	7.485 7.450 6.530 6.170 9.541	11,184 161,026 24,989 25,813 50
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.983 4.087 2.956 8.866 10.00	$ $ $ $ $	4.789 5.983 4.087 2.956 8.866	166,751 185,413 175,371 79,569 23,136
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	11.531 10.618 15.979 10.819 10.00	$ $ $ $ $	16.321 11.531 10.618 15.979 10.819	105,964 70,573 55,121 140,797 72,279
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.379 8.019 7.343 10.745 10.00	$ $ $ $ $	9.711 8.379 8.019 7.343 10.745	490,845 295,606 368,063 143,559 276,532
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	12.825 11.175 9.692 10.307 10.00	$ $ $ $ $	12.996 12.825 11.175 9.692 10.307	177,927 151,231 416,799 467,122 1,348

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Fidelity VIP Contrafund® Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.149 11.403 8.535 15.103 13.056 11.882 10.329 9.096 7.195 8.072	$ $ $ $ $ $ $ $ $ $	12.607 13.149 11.403 8.535 15.103 13.056 11.882 10.329 9.096 7.195	1,042,833 1,201,203 1,387,429 1,569,061 1,958,288 2,599,635 3,234,967 2,969,700 2,899,774 2,847,105
Fidelity VIP Equity-Income Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	11.840 10.447 8.156 14.462 14.482 12.245 11.762 10.723 8.363 10.237	$ $ $ $ $ $ $ $ $ $	11.753 11.840 10.447 8.156 14.462 14.482 12.245 11.762 10.723 8.363	485,353 618,474 729,678 840,532 1,140,970 1,437,937 1,575,184 2,093,774 2,413,903 2,300,628
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	7.733 6.350 4.427 10.006 8.256 7.964 7.431 7.054 5.525 7.184	$ $ $ $ $ $ $ $ $ $	7.776 7.733 6.350 4.427 10.006 8.256 7.964 7.431 7.054 5.525	233,053 260,669 325,556 343,757 494,904 544,698 680,874 860,008 961,238 910,288

APPENDIX D

GUARANTEED MINIMUM INCOME BENEFIT RIDER

(NO LONGER AVAILABLE)

The following discussion related to the Guaranteed Minimum Income Benefit Rider being issued on or after May 1, 2002. If you purchased a Guaranteed Minimum Income Benefit Rider before May 1, 2002, please consult the prospectus you received when you purchased that rider for details on the terms of your rider. If you have questions, please contact us at 1-800-851-9777, Ext. 6538 (Monday – Friday 8:00 a.m. – 8:00 p.m.). If you upgrade you rider, you will receive the rider discussed below. See Minimum Annuitization Value Upgrade below for more information about the rider upgrade.

The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a “minimum annuitization value.” By selecting this rider, you are guaranteed a future minimum level of income under the rider’s fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate purchase payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)

You may purchase the rider when we issue your Contract or anytime before the annuitant’s 90th birthday.

You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:

•	you may not annuitize under the Term Certain fixed annuity payment option;

•

we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.

See Annuity Payment Options Under the Rider and Annuity Factor Age Adjustment in the SAI for more information.

Minimum Annuitization Value. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:

•	the annuity value on the date the rider is issued, plus

•	any additional premiums paid after the rider is issued, minus

•	an adjustment for any partial withdrawals made after the date the rider is issued

•	accumulated at the annual growth rate, minus

•	any premium taxes.

The annual growth rate is currently 6% per year. For Contracts issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your Contract, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Partial withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar.

GUARANTEED MINIMUM INCOME BENEFIT RIDER — (Continued)

The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial withdrawals. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the Contract.

Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:

Fixed Annuity Payment Options:

•

Term Certain - Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.

Variable Annuity Payment Options:

•

Life Income - An election may be made for “No Period Certain,” “10 Years Certain,” or “Installment Refund.” Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

•

Joint and Full Survivor - An election may be made for “No Period Certain,” “10 Years Certain,” or “Installment Refund.” Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

Before you annuitize under the rider’s variable annuity options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.

Note Carefully: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.

If:

•	you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and

•	the annuitant dies, for example, before the due date of the second annuity payment;

Then:

•	we will make only one annuity payment and there will be no death benefit payable.

GUARANTEED MINIMUM INCOME BENEFIT RIDER — (Continued)

Annuity Factor Age Adjustment. If you annuitize under one of the rider’s variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant’s age (age 85 if the annuitant’s age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:

Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0

Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant’s 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.

If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider’s issue date, so that annuitizing prior to the new rider’s 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider’s benefits and charges prior to upgrading.

It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.

Conditions to Annuitize Under the Rider. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider’s first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant’s 94th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.

Note Carefully:

•	You may only annuitize under the rider at the times indicated above. If you annuitize at any other time, you lose the benefit of the rider.

•	If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.

Payments under the Rider. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize” the payments (hold them constant) during each rider year.

GUARANTEED MINIMUM INCOME BENEFIT RIDER — (Continued)

During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.

Rider Charge Before Annuitization. Prior to annuitization, a rider charge, currently 0.35% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including Contract surrender and upgrades of the minimum annuitization value). The annual rider charge after an upgrade is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.

We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.

Rider Charge After Annuitization. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.

Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our administrative office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:

•	annuitization that is not under the rider;

•	the date you elect to upgrade (although a new rider will be issued);

•	the date we receive your complete written request to terminate the rider;

•	the date your Contract terminates or is surrendered;

•	30 days following the rider anniversary after the annuitant’s 94th birthday (earlier if required by your state); or

•	the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.

However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.

GUARANTEED MINIMUM INCOME BENEFIT RIDER — (Continued)

The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the annuity value at the Contract’s applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.

The rider may vary by state and is not available in all states. We recommend that you consult your tax advisor before you purchase this rider.

WRL FREEDOM PREMIER®

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated May 1, 2012

to the

Prospectus dated May 1, 2012

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® dated May 1, 2012

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM PREMIER® VARIABLE ANNUITY

Issued through

WRL SERIES ANNUITY ACCOUNT

Offered by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Premier®, formerly known as WRL Freedom Premier® II variable annuity, offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2012 by calling 1-800-851-9777 (Monday – Friday 8:30 a.m.—7:00 p.m. Eastern Time), by writing to Western Reserve Life, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by visiting our website at www.westernreserve.com. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Contract and with the prospectuses for the funds.

Dated: May 1, 2012

AG09301-5/2012

2

DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the Contract date and the maturity date while the Contract is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

administrative and service office	Western Reserve Life Assurance Co. of Ohio, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 851-9777. Our hours are Monday—Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

age	The issue age is the annuitant’s age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term “age” in this SAI, it has the same meaning as “attained age” in the Contract.

annuitant	The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the Contract.

cash value	The annuity value less any applicable premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code	The Internal Revenue Code of 1986, as amended.

Contract anniversary	The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date	Generally, the later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at Western Reserve’s administrative and service office. We measure Monthiversaries, Contract years and Contract anniversaries from the Contract date.

death benefit proceeds	If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your Contract and in any optional death benefit rider that you purchased.

death claim day	Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

death report day	The valuation date on which we have received due proof of death.

3

fixed account	An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

fixed account value	During the accumulation period, your Contract’s value in the fixed account.

Funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the Contract in the future.

in force	Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.

maturity date	The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant’s 95th birthday.

Monthiversary	The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE	New York Stock Exchange.

nonqualified Contracts	Contracts issued other than in connection with retirement plans.

Owner (you, your)	The person(s) entitled to exercise all rights under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.

portfolio	A separate investment portfolio of a fund.

premium payments/premium	Amounts paid by an owner or on an owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “premium payment” or “premium” in this SAI, it has the same meaning as “net premium” in the Contract, which means the premium payment less any applicable premium taxes.

qualified Contracts	Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

separate account value	During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

Subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

4

Surrender	The termination of a Contract at the option of an owner.

Valuation date/business day	Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

Valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve (we, us, our)	Western Reserve Life Assurance Co. of Ohio.

5

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

THE CONTRACT—GENERAL PROVISIONS

Owner

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of an owner’s spouse in a community or marital property state.

A joint owner may only be a spouse and may be named in the Contract application or in a written notice to our administrative and service office. The surviving joint owner will become the sole owner upon the other joint owner’s death. If the surviving joint owner dies before the annuitant, the surviving joint owner’s estate will become the owner if no beneficiary is named and alive. However, if a beneficiary is named and alive, the beneficiary will receive the cash value.

An owner may change the ownership of the Contract in a written notice to our administrative and service office. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will take effect as of the date Western Reserve accepts the written notice at our administrative and service office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing an owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.

Entire Contract

The Contract and any endorsements thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Gender

If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by Western Reserve due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

Annuity Payment Options

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that

6

form or other written notice acceptable to us prior to the maturity date, the Contract’s existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries “Annuity 2000” (male, female, and unisex if required by law) Mortality Table with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return. Neither expenses actually incurred, other than taxes on the investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments after such payments have commenced.

The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:

Maturity Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by Western Reserve

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

Death Benefit

The discussion and the first set of examples below assume the Additional Earnings Rider is not included in the Contract.

Adjusted Partial Surrender. A partial surrender will reduce the amount of your death benefit proceeds by an amount called the adjusted partial surrender. The reduction depends on the relationship between the death benefit proceeds and annuity value. The adjusted partial surrender is the amount of a partial surrender times the ratio of [(a) divided by (b)] where:

(a)	is the amount of the death benefit proceeds prior to the partial surrender; and

(b)	is the annuity value prior to the partial surrender.

7

The following examples describe the effect of surrender on the death benefit proceeds, and annuity value.

EXAMPLE 1 (Assumed Facts for Example)

$75,000	current death benefit proceeds before surrender
$50,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$10,000	surrender charge-free amount
$5,000	excess partial surrender–EPS (amount subject to surrender charge)
$319.15	surrender charge on EPS = 0.06*(5,319.15)
$5,319.15	reduction in annuity value due to excess partial surrender = 5000 + 319.15
$22,978.73	adjusted partial surrender = $15,319.15* (75,000/50,000)
$52,021.27	New death benefit proceeds (after partial surrender) = 75,000 – 22,978.73
$34,680.85	New annuity value (after partial surrender) = 50,000 – 15,319.15

Summary:

Reduction in death benefit proceeds = $22,978.73

Reduction in annuity value = $15,319.15

NOTE: The death benefit proceeds is reduced more than the annuity value since the death benefit proceeds was greater than the annuity value just prior to the partial surrender.

EXAMPLE 2 (Assumed Facts for Example)

$50,000	current death benefit proceeds before surrender
$75,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$11,250	surrender charge-free amount
$3,750	excess partial surrender–EPS (amount subject to surrender charge)
$239.36	surrender charge on EPS = 0.06*(3,989.36)
$3,989.36	reduction in annuity value due to EPS = 3,750 + 239.36
$15,239.36	adjusted partial surrender = $15,239.36* (75,000/50,000)
$34,760.64	New death benefit proceeds (after partial surrender) = 50,000 – 15,239.36
$59,7860.64	New annuity value (after partial surrender) = 75,000 – 11,250 – 3,989.36

Summary:

Reduction in death benefit proceeds = $15,239.36

Reduction in annuity value = $15,239.36

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NOTE: The death benefit proceeds and annuity value are reduced by the same amount since the annuity value was higher than the death benefit proceeds just prior to the partial surrender.

Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a partial surrender on the Additional Earnings Rider Amount.

EXAMPLE 1 – Basic Additional Earnings Rider Example, with no additional premiums or partial surrenders (Assumed Facts for Example)
At Rider Issue	60	Rider Issue Age
	40%	Additional Earnings Factor (AEF)
	250%	Rider Earnings Limit (REL)
	$1,000,000	Maximum Rider Benefit (MRB)
	$40,000.00	Rider Base at issue (RBI) (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)
At Death	$75,000.00	Death Benefit Proceeds (DBP)
	$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 – 40,000
	$14,000.00	Additional Earnings Rider Amount = lesser of a) RE * AEF = 35,000 * 40% = 14,000 or b) REL * RBI * AEF = 250% * 40,000 * 40% = 40,000 or c) MRB = 1,000,000.

EXAMPLE 2 – Additional Earnings Rider Example, showing the effect of a partial surrender (Assumed Facts for Example)
At Rider Issue	60	Rider Issue Age
	40%	Additional Earnings Factor (AEF)
	250%	Rider Earnings Limit (REL)
	$1,000,000	Maximum Rider Benefit (MRB)
	$40,000.00	Rider Base at issue (RBI) (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)
At Partial Surrender	$50,000.00	Annuity Value before partial surrender (AV)
	$15,000.00	Partial Surrender (PS) (including surrender charges)
	$12,000.00	Withdrawal Adjustment to Base (WAB) = PS * RBI / AV = 15,000 * 40,000 / 50,000
	$28,000.00	Rider Base after partial surrender (RB) = RBI – WAB = 40,000 – 12,000
At Death	$70,000.00	Death Benefit Proceeds (DBP)
	$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 – 28,000
	$16,800.00	Additional Earnings Rider Amount = lesser of a) RE * AEF = 42,000 * 40% = 16,800 or b) REL * RB * AEF = 250% * 28,000 * 40% = 28,000 or c) MRB = 1,000,000.

Death of Owner. Federal tax law requires that if any owner (including any surviving joint owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Certain Federal Income Tax Consequences of this SAI for a detailed description of these rules. Other rules may apply to qualified Contracts.

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If an owner (or a surviving joint owner) is not the annuitant and dies before the annuitant:

•	if no beneficiary is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;

•	if the sole beneficiary is alive and is the owner’s spouse, the Contract will continue with the spouse as the new owner; or

•	if the beneficiary is alive and is not the owner’s spouse, the beneficiary will become the new owner. The cash value must be distributed either:

•	within five years of the former owner’s death; or

•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or

•

over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning with one year of the deceased owner’s death.

Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.

If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. In the event of joint owners, the younger joint owner will automatically become the new annuitant and this Contract will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.

Assuming no joint owners, if the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the Contract, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Certain Federal Income Tax Consequences.) We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day.

If a beneficiary or joint owner elects to receive the death benefit proceeds under the alternate payment option (1) or (2)(ii) above, then we will: (a) allow partial surrenders and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the Contract year; (c) deduct the annual Contract charge each Contract year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the Contract upon complete distribution.

The beneficiary may name a new beneficiary for payment of the death benefit proceeds during the distribution period. If the beneficiary dies during the distribution period, we will pay the remaining value of the Contract first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.

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If there are joint owners, the annuitant is not an owner, and the one joint owner dies prior to the maturity date, the surviving joint owner as sole owner may surrender the Contract at any time for the Contract’s cash value.

Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our administrative and service office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary.) The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative and service office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary’s creditors.

Assignment

During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative and service office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

With regard to qualified Contracts, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

Proof of Age, Gender and Survival

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

Non-Participating

The Contract will not share in Western Reserve’s surplus earnings; no dividends will be paid.

Employee and Agent Purchases

The Contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Contract or by their spouse or minor children, or by an officer, director, trustee or bona fide full-time employee of Western Reserve or its affiliated companies or their spouse or minor children. In such a case, we may credit an amount equal to a percentage of each premium payment to the Contract due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced or waived fees and charges including, but not limited to, the surrender charge and the annual Contract charge, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the Contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.

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CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Contract based on the Internal Revenue Code of 1986, as amended, proposed and final Treasury regulations there under, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss federal gift, estate or any other state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury regulations. The Treasury regulations issued under section 817(h) (Treas. Reg. § 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the funds and their portfolios, intends to comply with the diversification requirements of the Treasury.

Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified contracts from application of the diversification rules, the investment vehicle for Western Reserve’s qualified Contracts (i.e., the funds) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified contracts as well as qualified contracts.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner’s date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner’s death occurs prior to the maturity date, and such owner’s surviving spouse is named beneficiary, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, the spousal continuation provisions of this Contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

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The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a contract until such amounts are withdrawn or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the contract value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the contract that is not a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us. For certain qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner’s tax status. For qualified Contracts, “eligible rollover distributions” from section 401(a) plans, section 403(a) annuities, section 403(b) tax-sheltered annuities and governmental section 457 deferred compensation plans, are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Incidental Death Benefits. The Contract may include optional death benefit features, the value of which may exceed the value of the Contract or premium payments made under the Contract. Federal tax laws limit the value of such incidental death benefit in tax-qualified pension, profit-sharing, 457 and 403(b) plans. Further, the Internal Revenue Service has not reviewed this Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Contract comport with qualification requirements. The actuarial present value of death benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a qualified tax adviser before purchasing an optional death benefit.

Qualified Contracts. The qualified Contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Contracts and our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

For qualified plans under sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA) distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules.

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If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor.

We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity (“IRA”) under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) subject to special rules, the total premium payments for any tax year on behalf of any individual may not exceed a specified dollar amount for the year, except in the case of a rollover amount or contribution under sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2 and must be made in a specified form and manner; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; (vii) the entire interest of the owner is non-forfeitable, and (viii) premiums must not be fixed. Contracts intended to qualify as traditional IRAs under section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. A special rule permits taxation of Roth IRA conversions made during 2010 tax year to be split between 2011 and 2012. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. The amount per individual that may be contributed to all IRAs (Roth and traditional) may not exceed a specified amount for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if the amounts are distributed within the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

Section 403(b) Plans. Under section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Contracts for their employees generally are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor. Additionally, in accordance with the requirements of the Code, section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January

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1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. For Contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Corporate Pension, Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan (as that term is used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental section 457 plans, all such investments, however, are owned by the sponsoring employer, and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations.

Taxation of Western Reserve

Western Reserve at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to the separate account.

INVESTMENT EXPERIENCE

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of a fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

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An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share credit or charge for any taxes determined by WRL to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B - C)	- E
D

Where:

A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.

	Assume	A=$11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.

	Assume	B=0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.

	Assume	C=0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.

	Assume	D=$11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 1.65% on an annual basis; on a daily basis, this equals .000044838.

Then, the net investment factor =	($11.57 + 0 - 0)	- .000044838 = Z = 1.014867443
($11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:

A =	The accumulation unit value for the immediately preceding valuation period.

Assume = $X

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B =	The net investment factor for the current valuation period.

Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the separate account annuitization charge that will equal an annual rate of 1.40%) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for that subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the assumed investment return adjustment factor for the valuation period.

The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of a portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options – Determination of the First Variable and Fixed Payment which contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity unit value = ABC

Where: A =	Annuity unit value for the immediately preceding valuation period.

Assume = $X

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B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.

Assume = Y

C =	A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.

Assume = Z

Then, the annuity unit value is: $XYZ = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	AB
$1,000

Where:

A=	The annuity value as of the maturity date.

Assume = $X

B =	The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract.

Assume = $Y

Then, the first monthly variable annuity payment =	$XY	= $Z
1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:

A =	The dollar amount of the first monthly variable annuity payment.

Assume = $X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.

Assume = $Y

Then, the number of annuity units =	$X	= Z
$Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

Yield – The yield quotation set forth in the prospectus for the TA AEGON Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA AEGON Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield – The effective yield quotation for the TA AEGON Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a

18

balance of one unit in the Transamerica Money Market VP subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1

The effective yield is shown at least to the nearest hundredth of one percent.

Hypothetical Charge – For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual Contract charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract, nor do they reflect the surrender charge that may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount. The specific surrender charge percentage applicable to a particular surrender depends on the length of time premium payments have been held under the Contract and whether surrenders have been made previously during that Contract year. (See Section 5. Expenses—Surrender Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the Transamerica Money Market VP subaccount and the funds are excluded from the calculation of yield. The calculation of yield (which is based on the performance of the Initial Class of shares for the Transamerica Money Market VP of the Transamerica Series Trust that were held by the subaccount) has been adjusted to reflect the deduction of the 12b-1 fee for the Service Class shares of that portfolio.

The yield on amounts held in the TA AEGON Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA AEGON Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica AEGON Money Market VP, the types and quality of portfolio securities held by the Transamerica AEGON Money Market VP and its operating expenses. Because of the charges and deductions imposed under a Contract, the yield for the TA AEGON Money Market Subaccount will be lower than the yield for the corresponding money market portfolio.

Total Returns

The total return quotations set forth in the prospectus for all subaccounts, except the TA AEGON Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

P(1 + T)n = ERV

Where:

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return

n	=	number of years

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

For purposes of the total return quotations for all of the subaccounts, except the TA AEGON Money Market subaccount, the calculations take into account all current fees that are charged under the Contract to all owner accounts during the accumulation period except the charge for the optional Additional Earnings Rider. Such fees include the mortality and expense risk charge, the administrative charge and the annual Contract charge (The calculations may also reflect the mortality and expense risk charge for the compounding minimum death benefit

19

rider or annual step-up death benefit rider). The calculations also assume a complete surrender as of the end of the particular period; therefore, the surrender charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer charge that may be applicable to a particular Contract. In addition, the standardized average annual total returns of the WRL subaccounts reflect the performance of the Initial Class of shares for each underlying portfolios for the period from the Subaccount Inception Date to December 31, 2009, adjusted to deduct the 12b-1 fee for the Service Class shares of 0.25%.

Other Performance Data

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the Contract and that the data may be presented for different time periods and for different premium payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

(1 + T)n - 1

Where: T and n are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual Contract charge. Such data may or may not assume a complete surrender of the Contract at the end of the period. The charge for the optional Additional Earnings Rider will not be deducted.

Advertising and Sales Literature

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.

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As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

PUBLISHED RATINGS

Western Reserve may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service, Inc. and Fitch Ratings. These ratings are opinions of an operating insurance company’s financial strength and capacity to meet its obligations to Contract owners. These ratings do not apply to the separate account, its subaccounts, the funds or their portfolios, or to their performance.

ADMINISTRATION

Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by Western Reserve. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction including: premium payments, transfers, partial surrenders, and a complete surrender, and any other reports required by law or regulation.

DISTRIBUTION OF THE CONTRACTS

We currently offer the Contracts on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

TCI serves as principal underwriter for the Contracts. TCI’s home office is located at 4600 S Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

The Contracts are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives with these selling firms are appointed as our insurance agents.

During fiscal years 2011, 2010 and 2009, $7,367,917, $7,687,586, and $3,992,695, respectively, were paid to TCI. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

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OTHER PRODUCTS

Western Reserve makes other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

WRL holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from WRL’s general account assets. WRL maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by WRL’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of WRL.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington, D.C. has provided legal advice to WRL relating to certain matters under the federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2011 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of an owner’s interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Western Reserve’s financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for Western Reserve as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

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APPENDIX A

GUARANTEED MINIMUM INCOME BENEFIT RIDER – HYPOTHETICAL ILLUSTRATIONS

(NO LONGER AVAILABLE)

This discussion assumes the rider is included in the Contract.

Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 premium when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent premium payments, loans or partial surrenders, that there were no premium taxes and that the $100,000 premium is annuitized under the rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the Contract is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% separate account annuitization charge, provided no upgrade in minimum annuitization value has occurred).

Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.

Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only	Life 10	Life Only	Life 10	Life Only	Life 10
10 (age 70)	$1,112	$1,049	$1,035	$999	$876	$870
15	1,787	1,605	1,663	1,545	1,366	1,349
20 (age 80)	2,960	2,440	2,777	2,392	2,200	2,116

Life Only = Life Annuity with No Period Certain Life 10 = Life Annuity with 10 Years Certain

These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.

Partial surrenders will affect the minimum annuitization value as follows: Each rider year, partial surrenders up to the limit of the minimum annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. Partial surrenders over this limit will reduce the minimum annuitization value by an amount equal to the excess partial surrender amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess partial surrender to the annuity value immediately prior to the excess partial surrender.

The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) gender (or without regard to gender if required by law), age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The scheduled payment on each subsequent rider anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment

23

at any payment date during a rider year is greater than the scheduled payment for that Contract year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the Contract to fund the deficiency. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.

We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.

Illustrations of Annuity Payment Values Between the Contract and the Guaranteed Minimum Income Benefit Rider. The following graphs have been prepared to show how different rates of return affect your variable annuity payments over time when you can annuitize under the Contract or the Guaranteed Minimum Income Benefit Rider. The graphs incorporate hypothetical rates of return and we do not guarantee that you will earn these returns for any one year or any sustained period of time. The graphs are for illustrative purposes only and do not represent past or future investment returns.

Your variable annuity payment may be more or less than the income shown if the actual returns of the subaccounts are different from those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will , in addition to the investment performance of the subaccounts, also depend on how long you live and whether you choose to annuitize under the rider.

Another factor that determines the amount of your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the subaccounts, net of all charges, is less than the AIR. If you annuitize under the rider, we guarantee that each subsequent payment will equal to or greater than your initial payment.

The Hypothetical Illustration based on 10% Gross Rate graph below illustrates differences in monthly variable annuity payments assuming a 10% investment return between annuitizing under the Contract and the rider.

•

The graph for the Contract assumes an annuity value (“AV”) of $150,000; the entire annuity value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.

•

The graph for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000, the entire MAV was allocated to variable annuity payments, the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year old male, and separate account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.

•	The graph illustrates gross of 10.00% (net returns after expenses and after AIR deduction are 3.60% for the Contract and 2.50% for the rider).

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Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly Payment at the Beginning of Contract Year	Annuitization under Contract (AV=$150,000)	Annuitization under Rider (MAV=$180,000)
1	$1,060.50	$1,054.80
2	$1,098.68	$1,082.32
3	$1,138.23	$1,110.68
4	$1,179.21	$1,139.80
5	$1,221.66	$1,169.72
6	$1,265.64	$1,200.45
7	$1,311.20	$1,232.03
8	$1,358.40	$1,264.48
9	$1,407.31	$1,297.81
10	$1,457.97	$1,332.07
11	$1,510.46	$1,367.27
12	$1,564.83	$1,403.44
13	$1,621.17	$1,440.61
14	$1,679.53	$1,478.80
15	$1,739.99	$1,518.05
16	$1,802.63	$1,558.37
17	$1,867.53	$1,599.81
18	$1,934.76	$1,642.39
19	$2,004.41	$1,686.13
20	$2,076.57	$1,731.07

*	The corresponding net returns are 3.60% and 2.50%.

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Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly Payment at the Beginning of Contract Year	Annuitization under Contract (AV=$150,000)	Annuitization under Rider (MAV=$180,000)
1	$1,060.50	$1,054.80
2	$992.63	$1,054.80
3	$929.10	$1,054.80
4	$869.64	$1,054.80
5	$813.98	$1,054.80
6	$761.89	$1,054.80
7	$713.13	$1,054.80
8	$667.49	$1,054.80
9	$624.77	$1,054.80
10	$584.78	$1,054.80
11	$547.36	$1,054.80
12	$512.32	$1,054.80
13	$479.54	$1,054.80
14	$448.85	$1,054.80
15	$420.12	$1,054.80
16	$393.23	$1,054.80
17	$368.06	$1,054.80
18	$344.51	$1,054.80
19	$322.46	$1,054.80
20	$301.82	$1,054.80

*	The corresponding net returns are -6.40% and -7.50%.

The Hypothetical Illustration based on 0% Gross Rate graph above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting annuitization under the Contract and rider. The assumptions are the same as the above except the 0% gross rate. The graph illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are –6.4% for the Contract and –7.5% for the rider.

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The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the Contract and the rider may be higher or lower, will vary from year to year, and will depend on how you allocate among the subaccounts. The separate account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the Contract, which increases to 2.50% of the average daily net assets if you annuitize under one of the rider variable payment options.

Upon request, we will furnish you with a customized illustration based on your individual circumstances and choice of annuity options.

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FINANCIAL STATEMENTS AND

SCHEDULES – STATUTORY BASIS

Western Reserve Life Assurance Co. of Ohio

Years Ended December 31, 2011, 2010 and 2009

Western Reserve Life Assurance Co. of Ohio

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2011, 2010 and 2009

Report of Independent Registered Public Accounting Firm

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (the Company) as of December 31, 2011 and 2010, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2011. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2011 and 2010, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2011.

A member firm of Ernst & Young Global Limited

1

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2011 and 2010, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2011, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2010 and 2009 in response to new accounting standards, the Company changed its method of accounting for collateral received related to certain financial transactions, deferred income taxes, and investments in loan-backed and structured securities.

April 3, 2012

2

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2011	2010
Admitted assets
Cash and invested assets:
Bonds	$888,551	$941,187
Common stocks of affiliated entities (cost: 2011 - $22,494 and 2010 - $22,017)	30,479	33,238
Mortgage loans on real estate	49,646	12,416
Home office properties	36,015	37,041
Cash, cash equivalents and short-term investments	170,354	242,139
Policy loans	406,037	391,511
Securities lending reinvested collateral assets	89,624	193,926
Receivable for securities	5,216	—
Other invested assets	3,474	4,120

Total cash and invested assets	1,679,396	1,855,578
Net deferred income tax asset	124,543	121,704
Premiums deferred and uncollected	3,061	3,243
Reinsurance receivable	1,851	5,170
Federal income tax recoverable	1,339	—
Receivable from parent, subsidiaries and affiliates	2,067	12,834
Investment income due and accrued	11,823	12,120
Cash surrender value of life insurance policies	73,446	71,167
Other admitted assets	7,533	14,405
Separate account assets	6,518,084	7,401,665

Total admitted assets	$8,423,143	$9,497,886

3

	December 31
	2011	2010
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,206,449	$1,139,909
Annuity	540,352	521,268
Accident and health	518	560
Life policy and contract claim reserves	29,314	18,577
Liability for deposit-type contracts	13,018	15,179
Other policyholders’ funds	39	55
Interest maintenance reserve	26,504	27,070
Remittances and items not allocated	4,760	2,947
Federal income taxes payable	—	77,810
Transfers from separate accounts due or accrued	(378,460)	(490,533)
Asset valuation reserve	8,838	9,217
Reinsurance in unauthorized companies	265	161
Funds held under coinsurance and other reinsurance treaties	33,629	15,224
Payable to parent, subsidiaries and affiliates	26,732	19,957
Unearned investment income	9,858	9,800
Payable for securities lending	89,624	193,926
Other liabilities	18,421	23,830
Separate account liabilities	6,518,084	7,401,665

Total liabilities	8,147,945	8,986,622
Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Aggregate write-ins for other than special surplus funds	67,503	70,527
Paid-in surplus	149,627	149,627
Unassigned surplus	55,568	288,610

Total capital and surplus	275,198	511,264

Total liabilities and capital and surplus	$8,423,143	$9,497,886

See accompanying notes.

4

Western Reserve Life Assurance Co. of Ohio

Statements of Operations – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	Year Ended December 31
	2011	2010	2009
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$456,926	$484,508	$503,548
Annuity	22,244	40,279	151,428
Accident and health	1,429	1,222	1,275
Net investment income	80,031	64,487	48,371
Amortization of interest maintenance reserve	1,326	669	(83)
Commissions and expense allowances on reinsurance ceded	(41,716)	108,259	43,776
Reserve adjustments on reinsurance ceded	(31,044)	(33,461)	(43,546)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	312,161	319,607	342,329
Income earned on company owned life insurance	2,279	2,368	2,474
Income from administrative service agreement with affiliate	24,411	23,672	21,446
Other	(6,671)	(7,130)	5,754

	821,376	1,004,480	1,076,772
Benefits and expenses:
Benefits paid or provided for:
Life	64,792	84,881	82,897
Surrender benefits	614,466	708,030	696,517
Annuity benefits	25,824	25,525	28,748
Other benefits	3,367	2,755	2,487
Increase (decrease) in aggregate reserves for policies and contracts:
Life	66,540	31,958	(5,665)
Annuity	19,085	(87,376)	(13,141)
Accident and health	(42)	(251)	772

	794,032	765,522	792,615
Insurance expenses:
Commissions	138,136	124,707	122,960
General insurance expenses	84,132	93,770	98,958
Taxes, licenses and fees	14,478	18,467	18,938
Net transfers from separate accounts	(258,667)	(247,798)	(137,966)
Consideration on reinsurance recapture	29,300	—	—
Other expenses	10,077	12,725	571

	17,456	1,871	103,461

Total benefits and expenses	811,488	767,393	896,076

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	9,888	237,087	180,696
Dividends to policyholders	24	25	26

Gain from operations before federal income tax expense and net realized capital losses on investments	9,864	237,062	180,670
Federal income tax expense	9,379	104,800	40,751

Gain from operations before net realized capital losses on investments	485	132,262	139,919
Net realized capital loss on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve)	(12,431)	(9,123)	(24,264)

Net income (loss)	$(11,946)	$123,139	$115,655

See accompanying notes.

5

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2009	$2,500	$45,322	$149,634	$82,636	$280,092
Cumulative effect of changes in accounting principles	—	—	—	(6)	(6)
Net income	—	—	—	115,655	115,655
Change in net unrealized capital gains and losses, net of tax	—	—	—	161	161
Change in nonadmitted assets	—	—	—	49,263	49,263
Change in asset valuation reserve	—	—	—	(4,104)	(4,104)
Change in liability for reinsurance in unauthorized companies	—	—	—	(14,749)	(14,749)
Dividend to stockholder	—	—	—	(65,000)	(65,000)
Change in net deferred income tax asset	—	—	—	9,428	9,428
Surplus effect of reinsurance transaction	—	—	—	(8,331)	(8,331)
Decrease in admitted deferred tax attributable to expiration of permitted practice	—	(45,322)	—	—	(45,322)
Increase in admitted deferred tax asset pursuant to SSAP No. 10R	—	46,066	—	—	46,066
Contributed surplus related to stock appreciation rights plans of indirect parent	—	—	(7)	—	(7)

Balance at December 31, 2009	2,500	46,066	149,627	164,953	363,146
Net income	—	—	—	123,139	123,139
Change in net unrealized capital gains and losses, net of tax	—	—	—	783	783
Change in nonadmitted assets	—	—	—	(30,671)	(30,671)
Change in asset valuation reserve	—	—	—	(732)	(732)
Change in liability for reinsurance in unauthorized companies	—	—	—	15,762	15,762
Dividend to stockholder	—	—	—	(100,000)	(100,000)
Change in net deferred income tax asset	—	—	—	(10,050)	(10,050)
Surplus effect of reinsurance transaction	—	—	—	125,426	125,426
Increase in admitted deferred tax asset pursuant to SSAP No. 10R	—	24,461	—	—	24,461

Balance at December 31, 2010	$2,500	$70,527	$149,627	$288,610	$511,264
See accompanying notes.

6

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2010	$2,500	$70,527	$149,627	$288,610	$511,264
Net loss	—	—	—	(11,946)	(11,946)
Change in net unrealized capital gains and losses, net of tax	—	—	—	(3,720)	(3,720)
Change in nonadmitted assets	—	—	—	(27,616)	(27,616)
Change in asset valuation reserve	—	—	—	378	378
Change in liability for reinsurance in unauthorized companies	—	—	—	(104)	(104)
Dividend to stockholder	—	—	—	(250,000)	(250,000)
Change in net deferred income tax asset	—	—	—	18,337	18,337
Surplus effect of reinsurance transaction	—	—	—	41,629	41,629
Change in admitted deferred tax asset pursuant to SSAP No. 10R	—	(3,024)	—	—	(3,024)

Balance at December 31, 2011	$2,500	$67,503	$149,627	$55,568	$275,198

See accompanying notes.

7

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	2009
Operating activities
Premiums collected, net of reinsurance	$480,756	$526,163	$656,731
Net investment income received	85,361	66,047	50,766
Miscellaneous income received	271,567	539,019	363,740
Benefit and loss related payments	(698,717)	(824,387)	(806,244)
Commissions, expenses paid and aggregate write-ins for deductions	(250,591)	(255,238)	(362,277)
Net transfers from separate accounts	371,180	355,103	224,204
Dividends paid to policyholders	(24)	(25)	(26)
Federal and foreign income taxes (recovered) paid	(88,126)	(24,921)	31,637

Net cash provided by operating activities	171,406	381,761	158,531

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	263,103	355,114	521,007
Common stocks	120	—	—
Mortgage loans on real estate	6,267	99	279
Other invested assets	—	—	790
Securities lending reinvested collateral assets	104,301	—	—
Miscellaneous proceeds	6	232	25,645

Total investment proceeds	373,797	355,445	547,721
Costs of investments acquired:
Bonds	(212,793)	(514,695)	(681,228)
Common stocks	(597)	—	(594)
Mortgage loans on real estate	(43,694)	(8)	(29)
Real estate	66	(856)	(166)
Other invested assets	(845)	(603)	(1,751)
Securities lending reinvested collateral assets	—	(193,926)	—
Miscellaneous applications	(18,575)	(9,000)	(17,933)

Total cost of investments acquired	(276,438)	(719,088)	(701,701)
Net (increase) decrease in policy loans	(14,526)	(12,828)	32,337

Net cost of investments acquired	(290,964)	(731,916)	(669,364)

Net cash provided by (used in) investing activities	82,833	(376,471)	(121,643)

8

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	2009
Financing and miscellaneous activities
Cash provided (applied):
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(2,510)	(314)	74
Borrowed funds	5,229	—	—
Dividends to stockholder	(250,000)	(100,000)	(65,000)
Funds held under reinsurance treaty with unauthorized reinsurers	18,404	10,311	(116,182)
Receivable from parent, subsidiaries and affiliates	10,767	5,322	63,458
Payable to parent, subsidiaries and affiliates	6,775	(2,560)	(42,747)
Payable for securities lending	(104,302)	193,926	—
Other cash applied	(10,387)	(18,986)	(6,847)

Net cash provided by (used in) financing and miscellaneous activities	(326,024)	87,699	(167,244)

Net increase (decrease) in cash, cash equivalents and short-term investments	(71,785)	92,989	(130,356)
Cash, cash equivalents and short-term investments:
Beginning of year	242,139	149,150	279,506

End of year	$170,354	$242,139	$149,150

See accompanying notes.

9

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2011

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, LLC (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

10

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount

11

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

12

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies,

13

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10. Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in

14

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

15

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

16

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2011 and 2010, the Company did not exclude any investment income due and accrued with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

17

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

18

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Instruments: Variance swaps are used in the asset/liability management process to mitigate the risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when the results of cash flow testing under various interest rate scenarios

19

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

20

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $349,011, $378,162 and $456,377, in 2011, 2010 and 2009, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $312,161, $319,607 and $342,329, in 2011, 2010 and 2009, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

21

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by AEGON. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. No benefit or expense relating to these plans was recorded by the Company for the years ended December 31, 2011 and 2010. The Company recorded a benefit of $7 for the year ended December 31, 2009. In addition, the Company records an adjustment to paid in surplus for the income tax benefit related to these plans. The Company did not record an adjustment to paid-in surplus for the income tax effect related to these plans for the years ended December 31, 2011, 2010 or 2009.

Recent Accounting Pronouncements

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote. Additional disclosures are also required for guarantees. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition, but are subject to the new disclosure requirements. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position and did not require additional disclosures regarding these guarantees.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100, Fair Value Measurements, to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision requires, for annual statutory financial statements only, a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 2 for further details.

Effective January 1, 2012, the Company will adopt revisions to SSAP No. 100. These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy.

22

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures to be made in the Notes to the Financial Statements. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R – Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement temporarily replaces SSAP No. 10, Income Taxes. Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character. If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs. When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions for existing temporary differences that

23

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

reverse within three years of the balance sheet date and the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs. The effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2011, 2010 and 2009. As a result of this election, surplus increased by $67,503, $70,527 and $46,066 at December 31, 2011, 2010 and 2009, respectively, which has been reflected as an aggregate write-in for other than special surplus funds on the 2011 financial statements.

Effective January 1, 2012, the Company will begin computing current and deferred income taxes in accordance with SSAP No. 101, Income Taxes, a replacement of SSAP No. 10R and SSAP No. 10. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The effect of this statement is not expected to be material to the financial statements.

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. As a result of these modifications, for securities lending programs, collateral received by the Company’s agent that can be sold or re-pledged is reported on the balance sheet. Collateral received and reinvestment of that collateral by the Company are reflected as a one-line entry on the balance sheet (securities lending reinvested collateral asset). A separate liability is also established to record the obligation to return the cash collateral (payable for securities lending). This change in accounting principle increased assets and liabilities by $193,926 as of December 31, 2010 with no impact to surplus. See Note 8 for further details.

Effective December 31, 2010, the Company adopted SSAP No. 100, including recent modifications and clarifications made to the standard. This statement defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value, and it applies under other statutory accounting pronouncements that require or permit fair value measurements. The adoption of this new accounting principle had no impact to the Company’s results of operations or financial position. See Note 2 for further details.

Effective September 30, 2009, the Company adopted SSAP No. 43R. This statement establishes statutory accounting principles for investments in loan-backed and structured securities. The SSAP supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. SSAP No. 43R changes the accounting for other-than-temporary impairments (OTTI). If

24

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

the Company intends to sell a security or lacks the intent or ability to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value. If the Company does not expect to recover the entire amortized cost basis of a security, an OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP. Prior to the adoption of SSAP No. 43R, loan-backed and structured securities were accounted for in accordance with SSAP No. 43, which called for those securities to be impaired and written down using undiscounted cash flows. The cumulative effect of the adoption of this standard is the difference between the present value of expected cash flows for securities identified as having an OTTI compared with their amortized cost basis as of July 1, 2009. This change in accounting principle reduced surplus by a net amount of $10 ($6 net of tax), which includes impairments of $4,270 offset by NAIC 6 rated securities that were already reported at lower of cost or market at the time of the implementation of SSAP No. 43R of $4,260, which have been removed from the component of change in net unrealized gains/losses.

Effective December 31, 2009 the Company adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Company’s results of operations or financial position. See Note 13 for further discussion of the Company’s consideration of subsequent events.

In September 2008, the NAIC issued SSAP No. 99. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. Prior to SSAP No. 99, the Company’s previously impaired investments were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32 and SSAP No. 43, Loan-backed and Structured Securities. The Company adopted SSAP No. 99 on January 1, 2009. The adoption of this statement was accounted for prospectively and therefore there was no impact to the Company’s financial statements at adoption.

Reclassifications

Certain reclassifications have been made to the 2010 and 2009 financial statements to conform to the 2011 presentation.

25

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: Carrying value of policy loans approximates their fair value.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short term and long term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Derivative Financial Instruments: The estimated fair values of interest rate swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

26

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the fair value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Receivable from/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2011		2010
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$170,354	$170,354	$242,139	$242,139
Bonds, other than affiliates	888,551	931,927	941,187	949,065
Mortgage loans on real estate, other than affiliates	49,646	49,912	12,416	12,000
Policy loans	406,037	406,037	391,511	391,511
Securities lending reinvested collateral	89,624	89,423	193,926	193,683
Receivable from parent, subsidiaries and affiliates	2,067	2,067	12,834	12,834
Separate account assets	6,518,084	6,518,084	7,401,665	7,401,665
Liabilities
Investment contract liabilities	550,387	551,456	533,166	534,263
Deposit-type contracts	13,018	13,018	15,179	15,179
Interest rate swaps	511	511	971	971
Payable to parent, subsidiaries and affiliates	26,732	26,732	19,957	19,957
Separate account annuity liabilities	3,422,903	3,422,903	4,004,410	4,004,410

27

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to

28

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheet.

29

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2011 and 2010:

	2011
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$3,143	$559	$3,702

Total bonds	—	3,143	559	3,702
Cash equivalents and short-term investments
Government	—	3	—	3
Industrial and miscellaneous	—	99,981	—	99,981
Mutual funds	—	70,092	—	70,092
Sweep accounts	—	52	—	52

Total Short-term	—	170,128	—	170,128
Separate account assets	6,518,084	—	—	6,518,084

Total assets at fair value	$6,518,084	$173,271	$559	$6,691,914

Liabilities:
Derivative liabilities	$—	$511	$—	$511

Total liabilities at fair value	$—	$511	$—	$511

	2010
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$1,219	$562	$1,781

Total bonds	—	1,219	562	1,781
Cash equivalents and short-term investments
Government	—	7,994	—	7,994
Industrial and miscellaneous	—	233,993	—	233,993
Sweep accounts	—	175	—	175

Total Short-term	—	242,162	—	242,162
Separate account assets	7,401,665	—	—	7,401,665

Total assets at fair value	$7,401,665	$243,381	$562	$7,645,608

Liabilities:
Derivative liabilities	$—	$971	$—	$971

Total liabilities at fair value	$—	$971	$—	$971

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using broker quotes or internal modeling which utilize inputs that are not market observable.

30

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2011 and 2010:

	Balance at January 1, 2011	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income	Total Gains and (Losses) Included in Surplus	Purchases, Issuances, Sales and Settlements	Balance at December 31, 2011
Bonds	$562	$—	$—	$36	$(23)	$(16)	$559

Total	$562	$—	$—	$36	$(23)	$(16)	$559

	Balance at January 1, 2010	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income	Total Gains and (Losses) Included in Surplus	Purchases, Issuances, Sales and Settlements	Balance at December 31, 2010
Bonds	$564	$—	$—	$34	$(23)	$(13)	$562

Total	$564	$—	$—	$34	$(23)	$(13)	$562

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

31

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Investments

The carrying amount and estimated fair value of investments in bonds are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2011
Unaffiliated bonds:
United States Government and agencies	$69,648	$7,320	$—	$—	$76,968
State, municipal and other government	11,100	703	334	135	11,334
Hybrid securities	17,325	—	—	2,100	15,225
Industrial and miscellaneous	546,229	41,668	801	2,660	584,436
Mortgage and other asset-backed securities	244,249	9,746	9,990	41	243,964

	$888,551	$59,437	$11,125	$4,936	$931,927

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2010
Unaffiliated bonds:
United States Government and agencies	$48,002	$919	$—	$1,421	$47,500
State, municipal and other government	11,266	634	310	—	11,590
Hybrid securities	9,975	618	12	—	10,581
Industrial and miscellaneous	622,221	20,643	171	4,178	638,515
Mortgage and other asset-backed securities	249,723	6,826	15,616	54	240,879

	$941,187	$29,640	$16,109	$5,653	$949,065

At December 31, 2011 and 2010, respectively, for bonds that have been in a continuous loss position for greater than or equal to twelve months, the Company held 27 and 31 securities with a carrying amount of $91,707 and $105,753 and an unrealized loss of $11,125 and $16,109 with an average price of 87.9 and 84.8 (fair value/amortized cost). Of this portfolio, 79.8% and 79.3% were investment grade with associated unrealized losses of $6,045 and $9,864, respectively.

At December 31, 2011 and 2010, respectively, for bonds that have been in a continuous loss position for less than twelve months, the Company held 29 and 52 securities with a carrying amount of $67,526 and $147,068 and an unrealized loss of $4,936 and $5,653

32

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

with an average price of 92.7 and 96.2 (fair value/amortized cost). Of this portfolio, 93.5% and 100.0% were investment grade with associated unrealized losses of $4,272 and $5,653, respectively.

The estimated fair value of bonds with gross unrealized losses at December 31, 2011 and 2010 are as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2011
Unaffiliated bonds:
State, municipal and other government	$738	$962	$1,700
Hybrid securities	—	15,225	15,225
Industrial and miscellaneous	13,086	41,363	54,449
Mortgage and other asset-backed securities	66,757	5,040	71,797

	$80,581	$62,590	$143,171

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2010
Unaffiliated bonds:
United States Government and agencies	$—	$20,648	$20,648
State, municipal and other government	764	—	764
Hybrid securities	475	—	475
Industrial and miscellaneous	5,658	116,086	121,744
Mortgage and other asset-backed securities	82,747	4,681	87,428

	$89,644	$141,415	$231,059

The carrying amount and estimated fair value of bonds at December 31, 2011, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepay penalties.

33

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Carrying Amount	Estimated Fair Value
Due in one year or less	$14,098	$14,300
Due after one year through five years	229,752	243,981
Due after five years through ten years	294,843	314,266
Due after ten years	105,609	115,416

	$644,302	$687,963
Mortgage and other asset-backed securities	244,249	243,964

	$888,551	$931,927

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments. Asset-backed securities (ABS), Commercial mortgage-backed securities (CMBS) and Residential mortgage-backed securities (RMBS) are securitizations of underlying pools of assets. At December 31, 2011, the Company’s ABS, CMBS and RMBS portfolios had fair values less than the carrying amounts of $7,543, $915 and $1,573, respectively.

All ABS, CMBS and RMBS assets are monitored and reviewed at least quarterly. Where ratings have declined to below investment grade on nonhousing related ABS, the individual debt securities have been modeled to determine if cash flow models indicate a credit event will impact future cash flows and resulting impairments have been taken. For non-conduit CMBS, the Company’s internal asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk. For housing related ABS, conduit CMBS and RMBS, detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed.

Model output is generated under base and several stress-case scenarios. The Company’s internal asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Once the entire pool is modeled, results are then closely analyzed by the Company’s internal asset specialist to determine whether or not our particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held. If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

As the remaining unrealized losses in the ABS, CMBS and RMBS portfolios relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2011.

34

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Subprime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company does not sell or buy subprime mortgages directly. The Company’s exposure to subprime mortgages is through ABS. These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have credit scores below 660 at issuance. Therefore, the ABS has been classified by the Company as a subprime mortgage position. Also included in the Company’s total subprime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have subprime credit scores; however, the Company has included these ABS in its subprime position as it is the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during 2011 or 2010. The following table represents aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value at December 31, 2009.

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss		Fair Value
		Interest	Non-interest
Year Ended December 31, 2009
OTTI recognized 4th Quarter:
Intent to sell	$5,539	$—	$1,739	$3,800

Total 4th Quarter OTTI on loan-backed securities	5,539	—	1,739	3,800

Total OTTI on loan-backed securities	$5,539	$—	$1,739	$3,800

35

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$1,000	$24	$976	$529
2nd quarter present value of cash flows expected to be less than the amortized cost basis	2,733	80	2,653	1,548
3rd quarter present value of cash flows expected to be less than the amortized cost basis	2,604	25	2,579	1,377
4th quarter present value of cash flows expected to be less than the amortized cost basis	3,821	108	3,713	2,307

Aggregate total	$10,158	$237	$9,921	$5,761

36

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2010
1st quarter present value of cash flows expected to be less than the amortized cost basis	$1,150	$46	$1,104	$1,003
2nd quarter present value of cash flows expected to be less than the amortized cost basis	1,512	67	1,445	1,049
3rd quarter present value of cash flows expected to be less than the amortized cost basis	2,057	185	1,872	1,130
4th quarter present value of cash flows expected to be less than the amortized cost basis	1,496	22	1,474	1,189

Aggregate total	$6,215	$320	$5,895	$4,371

The following loan-backed and structured securities were held at December 31, 2011, for which an OTTI had been previously recognized:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
35729PPC8	$8,535	$4,352	$4,183	$4,352	$145	3Q 2009
74925FAA1	316	301	15	301	279	1Q 2010
52522QAM4	1,409	1,348	61	1,348	961	2Q 2010
65536PAA8	103	97	6	97	88	2Q 2010
65536PAA8	57	52	5	52	49	3Q 2010
75970QAH3	2,000	1,820	180	1,820	1,081	3Q 2010
52522QAM4	1,234	1,222	12	1,222	941	4Q 2010
74925FAA1	262	252	10	252	248	4Q 2010
12668WAC1	1,000	976	24	976	530	1Q 2011
12668WAC1	962	942	20	942	471	2Q 2011
65536PAA8	40	39	1	39	22	2Q 2011
75970QAH3	1,731	1,672	59	1,672	1,055	2Q 2011
12668WAC1	927	922	5	922	418	3Q 2011
65536PAA8	38	37	1	37	18	3Q 2011
75970QAH3	1,639	1,620	19	1,620	941	3Q 2011
12668WAC1	909	889	20	889	394	4Q 2011
52522QAM4	1,070	1,001	69	1,001	794	4Q 2011
65536PAA8	36	36	—	36	15	4Q 2011
74925FAA1	218	211	7	211	202	4Q 2011
75970QAH3	1,588	1,577	11	1,577	903	4Q 2011

37

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2011 and 2010 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year Ended December 31, 2011
The aggregate amount of unrealized losses	$15,983	$41
The aggregate related fair value of securities with unrealized losses	69,187	5,040

	Losses 12 Months or More	Losses Less Than 12 Months
Year Ended December 31, 2010
The aggregate amount of unrealized losses	$20,867	54
The aggregate related fair value of securities with unrealized losses	84,527	4,681

Detail of net investment income is presented below:

	Year Ended December 31
	2011	2010	2009
Income:
Bonds	$41,739	$40,618	$26,167
Common stocks	18,667	9,700	3,850
Mortgage loans on real estate	1,502	720	727
Real estate	4,571	4,562	4,562
Policy loans	21,751	21,439	21,407
Cash, cash equivalents and short-term investments	386	359	1,283
Derivatives	(516)	(3,299)	(105)
Other invested assets	(1,287)	(2,832)	(2,750)
Other	515	625	175

Gross investment income	87,328	71,892	55,316
Less investment expenses	7,297	7,405	6,945

Net investment income	$80,031	$64,487	$48,371

38

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2011	2010	2009
Proceeds	$258,853	$339,989	$521,007

Gross realized gains	$3,231	$5,140	$11,744
Gross realized losses	(2,031)	(2,689)	(2,713)

Net realized capital gains (losses)	$1,200	$2,451	$9,031

The Company had gross realized losses for the years ended December 31, 2011, 2010, and 2009 of $311, $468 and $8,814, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2011	2010	2009
Bonds	$889	$1,983	$4,488
Mortgage loans	237	—	—
Cash, cash equivalents and short-term investments	5	—	4
Derivatives	(13,204)	(9,000)	(22,205)
Other	—	2	146

	(12,073)	(7,015)	(17,567)
Federal income tax effect	402	(248)	(487)
Transfer to interest maintenance reserve	(760)	(1,860)	(6,210)

Net realized capital gains (losses) on investments	$(12,431)	$(9,123)	$(24,264)

The Company did not have any recorded investments in restructured securities at December 31, 2011 or 2010. At December 31, 2009, the Company had recorded investments in restructured securities of $740. The capital losses taken as a direct result of restructures in 2009 were $782. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure-related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

39

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2011	2010	2009
Bonds	$(999)	$(105)	$(7,336)
Common stocks	(3,237)	1,051	5,500
Derivatives	461	(223)	(748)
Other invested assets	(206)	(85)	(130)

Change in unrealized capital gains (losses)	$(3,981)	$638	$(2,714)

At December 31, 2011 and 2010, bonds with an aggregate carrying value of $3,605 and $3,973, respectively, were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

During 2011, five loans totaling $40,870 were transferred from two affiliated entities.

During 2011, 2010 and 2009, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2011 and 2010, the Company held a mortgage loan loss reserve in the AVR of $378 and $85, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2011	2010		2011	2010
South Atlantic	44%	80%	Retail	59%	20%
Pacific	29	0	Office	41	80
Middle Atlantic	12	0
W. North Central	10	0
Mountain	5	20

At December 31, 2011, the Company had ownership interest in five LIHTC investments. The remaining years of unexpired tax credits ranged from four to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from four to fifteen years. The amount of contingent equity commitments expected to be paid during the year 2012 is $384. The Company has no contingent equity commitments related to LIHTC beyond the year 2012. There were no impairment losses, write-downs or reclassifications during 2011 related to these credits.

40

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2010, the Company had ownership interest in five LIHTC investments. The remaining years of unexpired tax credits ranged from one to eleven and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from five to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2011 to 2012 is $1,024. The Company has no contingent equity commitments related to LIHTC beyond the year 2012. There were no impairment losses, write-downs or reclassifications during 2010 related to these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2011 and 2010:

		December 31, 2011
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$676	$1,005

Total		$676	$1,005

		December 31, 2010
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$751	$1,223
Low-Income Housing Tax Credits	MO	268	302

Total		$1,019	$1,525

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2012 to 2015.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2011, the Company does not have any contracts, aggregated at a counterparty level, with a positive fair value. At December 31,

41

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2011, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amount to $511.

At December 31, 2011 and 2010, respectively, the Company has recorded $(511) and $(971) for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss.

The Company did not recognize any unrealized gains or losses during 2011 or 2010 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2011 and 2010, respectively, the Company had outstanding receive fixed—pay fixed swaps with a notional amount of $2 and $4.

Under exchange traded futures and options, the Company agrees to purchase a specified number of contracts from other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized losses from futures contracts in the amount of $13,203, $9,000 and $22,205 for the years ended December 31, 2011, 2010 and 2009, respectively.

Open futures contracts at December 31, 2011 and 2010, are as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2011
		DJ EURO STOXX
Long	189	March 2012 Futures	$5,589	$5,653
		HANG SENG IDX
Long	25	January 2012 Futures	2,992	2,970
		S&P 500
Short	(124)	March 2012 Futures	(38,343)	(38,830)

42

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2010
		DJ EURO STOXX
Long	72	March 2011 Futures	$2,710	$2,668
		HANG SENG IDX
Long	11	January 2011 Futures	1,625	1,634
		S&P 500
Short	(56)	March 2011 Futures	(17,293)	(17,542)

4. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of the risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2011	2010	2009
Direct premiums	$670,285	$653,122	$769,801
Reinsurance assumed - affiliated	763	3,307	3,557
Reinsurance ceded - affiliated	(143,983)	(83,664)	(71,735)
Reinsurance ceded - non-affiliated	(46,466)	(46,756)	(45,372)

Net premiums earned	$480,599	$526,009	$656,251

The Company received reinsurance recoveries in the amount of $129,708, $76,107 and $69,659 during 2011, 2010 and 2009, respectively. At December 31, 2011 and 2010, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $23,144 and $18,652, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2011 and 2010 of $624,949 and $332,318, respectively. As of December 31, 2011 and 2010, the amount of reserve credits for reinsurance ceded that represented unauthorized affiliated companies were $570,222 and $280,574, respectively.

43

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company would experience no reduction in surplus at December 31, 2011 if all reinsurance agreements were cancelled.

On April 26, 2011, AEGON N.V announced the disposition of its life reinsurance operations, Transamerica Reinsurance to SCOR SE, a Societas Europaea organized under the laws of France (SCOR), which was effective August 9, 2011.

The life reinsurance business conducted by Transamerica Reinsurance was written through several of AEGON N.V.’s U.S. and international affiliates, all of which remain AEGON N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited, an Irish reinsurance company (TIRI). In preparation of the divesture of the life reinsurance business to SCOR, during the second quarter of 2011, the Company, as well as other affiliated life insurance companies, recaptured certain business that had been reinsured to TIRI, subsequently ceding the majority of the business recaptured to Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate. As a result of these transactions, the net impact to the Company was a pre-tax loss of $94,262, which was included in the statement of operations, and a net of tax gain of $63,421 which has been credited directly to unassigned surplus. Additional information surrounding these transactions is outlined below.

Effective April 1, 2011, the Company recaptured the traditional life business that was previously reinsured on a coinsurance funds withheld basis to TIRI, and subsequently reinsured this business to TIRe. The Company paid recapture consideration of $29,300 and released the associated funds withheld liability of $22,729 associated with the recapture, and received an initial ceding commission of $27,400 and established a funds withheld liability of $23,061 on the new cession to TIRe. Life, claim reserves and other assets associated with this block that were exchanged were $86,197, $9,563 and $2,344, respectively. The Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRI in the amount of $175 ($120 net of tax) resulting in a pre-tax loss of $99,812 on the recapture which has been included in the statement of operations. The cession to TIRe resulted in a net of tax gain of $63,541, which has been credited directly to unassigned surplus.

Effective April 1, 2011, TIRI, recaptured the BOLI/COLI catastrophic mortality risk that had previously been retro-ceded to the Company. The Company released life and claim reserves of $5,507 and $43, respectively, with no consideration exchanged, resulting in a pre-tax gain of $5,550 which has been included in the statement of operations.

Effective December 31, 2010, the Company entered into a reinsurance agreement with an affiliate to cede on a 100% quota share basis a block of variable universal life business on a modified coinsurance basis. Reserves on the block were $1,013,110, with assets backing the block comprised of $853,669 of separate account assets and $159,441 of general account assets. The Company received consideration of $193,000, resulting in a pre-tax gain of $193,000, which was credited directly to unassigned surplus on a net of

44

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

tax basis in the amount of $125,450. During 2011, the Company amortized $21,792 of this gain into earnings on a net of tax basis.

During 2011, the Company did not amortize any deferred gains from reinsurance transactions occurring prior to 2009. During 2010 and 2009, the Company amortized deferred gains from reinsurance transactions occurring prior to 2009 of $24 and $8,331, for each respective year, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2011 and 2010 were $273,000 and $107,200, respectively.

5. Income Taxes

The net deferred income tax asset at December 31, 2011 and 2010 and the change from the prior year are comprised of the following components:

	December 31, 2011
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$216,717	$6,826	$223,543
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	216,717	6,826	223,543
Deferred Tax Liabilities	9,744	1,360	11,104

Subtotal (Net Deferred Tax Assets)	206,973	5,466	212,439
Deferred Tax Assets Nonadmitted	87,096	800	87,896

Net Admitted Deferred Tax Assets	$119,877	$4,666	$124,543

	December 31, 2010
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$210,291	$6,740	$217,031
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	210,291	6,740	217,031
Deferred Tax Liabilities	22,478	712	23,190

Subtotal (Net Deferred Tax Assets)	187,813	6,028	193,841
Deferred Tax Assets Nonadmitted	70,717	1,420	72,137

Net Admitted Deferred Tax Assets	$117,096	$4,608	$121,704

45

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$6,426	$86	$6,512
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	6,426	86	6,512
Deferred Tax Liabilities	(12,734)	648	(12,086)

Subtotal (Net Deferred Tax Assets)	19,160	(562)	18,598
Deferred Tax Assets Nonadmitted	16,379	(620)	15,759

Net Admitted Deferred Tax Assets	$2,781	$58	$2,839

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2011	2010	Change
Ordinary
Policyholder reserves	$114,035	$109,134	$4,901
Investments	179	349	(170)
Deferred acquisition costs	89,237	90,529	(1,292)
Compensation and benefits accrual	1,059	1,039	20
Receivables - nonadmitted	10,608	5,399	5,209
Corporate provision	399	—	399
Other (including items <5% of ordinary tax assets)	1,200	3,841	(2,641)

Subtotal	216,717	210,291	6,426
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	87,096	70,717	16,379

Admitted ordinary deferred tax assets	129,621	139,574	(9,953)
Capital:
Investments	6,826	6,740	86
Other (including items <5% of total total capital tax assets)	—	—	—

Subtotal	6,826	6,740	86
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	800	1,420	(620)

Admitted capital deferred tax assets	6,026	5,320	706

Admitted deferred tax assets	$135,647	$144,894	$(9,247)

46

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	Change
Deferred Tax Liabilities:
Ordinary
Investments	$275	$1	$274
§807(f) adjustment	9,462	22,475	(13,013)
Other (including items <5% of total ordinary tax liabilities)	7	2	5

Subtotal	9,744	22,478	(12,734)
Capital
Investments	1,360	712	648
Other (including items <5% of total capital tax liabilities)	—	—	—

Subtotal	1,360	712	648

Deferred tax liabilities	11,104	23,190	(12,086)

Net deferred tax assets/liabilities	$124,543	$121,704	$2,839

The Company did not record a valuation allowance for deferred tax assets as of December 31, 2011 or 2010.

47

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As discussed in Note 1, the Company has elected to admit deferred tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2011 and 2010 reporting periods. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

	December 31, 2011
	Ordinary	Capital	Total
Admission Calculation Components
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$55,145	$1,895	$57,040
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and 10.b.ii. below)	—	—	—
SSAP No. 10R, Paragraph 10.b.i.	—	—	—
SSAP No. 10R, Paragraph 10.b.ii.	16,354	—	16,354
SSAP No. 10R, Paragraph 10.c.	9,744	1,360	11,104

Total	$64,889	$3,255	$68,144

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$102,606	$2,283	$104,889
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	17,272	2,382	19,654
SSAP No. 10R, Paragraph 10.e.ii.a.	17,272	2,382	19,654
SSAP No. 10R, Paragraph 10.e.ii.b.	21,558	2,973	24,531
SSAP No. 10R, Paragraph 10.e.iii.	9,744	1,360	11,104

Total	$129,622	$6,025	$135,647

48

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2010
	Ordinary	Capital	Total
Admission Calculation Components
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$49,166	$2,011	$51,177
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and 10.b.ii. below)	1	—	1
SSAP No. 10R, Paragraph 10.b.i.	1	—	1
SSAP No. 10R, Paragraph 10.b.ii.	32,002	1,309	33,311
SSAP No. 10R, Paragraph 10.c.	22,478	712	23,190

Total	$71,645	$2,723	$74,368

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$117,096	$2,406	$119,502
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	—	2,202	2,202
SSAP No. 10R, Paragraph 10.e.ii.a.	—	2,202	2,202
SSAP No. 10R, Paragraph 10.e.ii.b.	—	49,967	49,967
SSAP No. 10R, Paragraph 10.e.iii.	22,478	712	23,190

Total	$139,574	$5,320	$144,894

49

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		Change
	Ordinary	Capital	Total
Admission Calculation Components
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$5,979	$(116)	$5,863
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and 10.b.ii. below)	(1)	—	(1)
SSAP No. 10R, Paragraph 10.b.i.	(1)	—	(1)
SSAP No. 10R, Paragraph 10.b.ii.	(15,648)	(1,309)	(16,957)
SSAP No. 10R, Paragraph 10.c.	(12,734)	648	(12,086)

Total	$(6,756)	$532	$(6,224)

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$(14,490)	$(123)	$(14,613)
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	17,272	180	17,452
SSAP No. 10R, Paragraph 10.e.ii.a.	17,272	180	17,452
SSAP No. 10R, Paragraph 10.e.ii.b.	21,558	(46,994)	(25,436)
SSAP No. 10R, Paragraph 10.e.iii.	(12,734)	648	(12,086)

Total	$(9,952)	$705	$(9,247)

•	10.a. – Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year

•	10.b.i. – Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year

•	10.b.ii. – 10% of adjusted statutory capital and surplus as shown on most recently filed statement

•	10.c. – Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs

•

10.d. – If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b. and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.

•

10.e.i. – Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years

•	10.e.ii.(a) – Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years

•	10.e.ii.(b) – 15% of adjusted statutory capital and surplus as shown on most recently filed statement

•	10.e.iii. – Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

50

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Total increased admitted adjusted gross DTAs as the result of the application of paragraph 10.e. SSAP No. 10R:

	December 31, 2011
	Ordinary	Capital	Total
Total increased admitted deferred tax asset	$64,732	$2,771	$67,503

	December 31, 2010
	Ordinary	Capital	Total
Total increased admitted deferred tax asset	$67,930	$2,597	$70,527

	Change
	Ordinary	Capital	Total
Total increased admitted deferred tax asset	$(3,198)	$174	$(3,024)

Used in SSAP No. 10R, paragraph 10.d.:

	December 31, 2011
	Ordinary	Capital	Total
Total Adjusted Capital	XXX	XXX	$216,533
Authorized Control Level	XXX	XXX	37,656

	December 31, 2010
	Ordinary	Capital	Total
Total Adjusted Capital	XXX	XXX	$449,954
Authorized Control Level	XXX	XXX	43,278

	Change
	Ordinary	Capital	Total
Total Adjusted Capital	XXX	XXX	$(233,421)
Authorized Control Level	XXX	XXX	(5,622)

51

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2011
	Ordinary	Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$64,889	$3,255	$68,144
Admitted Assets	XXX	XXX	8,355,640
Adjusted Statutory Surplus*	XXX	XXX	207,695
Total Adjusted Capital from DTAs	XXX	XXX	216,533
Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$64,732	$2,771	$67,503
Admitted Assets	64,732	2,771	67,503
Statutory Surplus	64,732	2,771	67,503

	December 31, 2010
	Ordinary	Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$71,645	$2,723	$74,368
Admitted Assets	XXX	XXX	9,427,359
Adjusted Statutory Surplus*	XXX	XXX	440,737
Total Adjusted Capital from DTAs	XXX	XXX	449,954
Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$67,930	$2,597	$70,527
Admitted Assets	67,930	2,597	70,527
Statutory Surplus	67,930	2,597	70,527

	Change
	Ordinary	Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$(6,756)	$532	$(6,224)
Admitted Assets	XXX	XXX	(1,071,719)
Adjusted Statutory Surplus*	XXX	XXX	(233,042)
Total Adjusted Capital from DTAs	XXX	XXX	(233,421)
Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$(3,198)	$174	$(3,024)
Admitted Assets	(3,198)	174	(3,024)
Statutory Surplus	(3,198)	174	(3,024)

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R, Paragraph 10.b.ii

•	XXX denotes breakout between ordinary and capital is not applicable to this information.

52

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The impact of tax planning strategies at December 31, 2011 and 2010 and the change from the prior year was as follows:

	December 31, 2011
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	3%	3%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	6%	6%

	December 31, 2010
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	1%	1%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	2%	2%

	Change
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	2%	2%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	4%	4%

Current year income taxes incurred consist of the following major components:

	Year Ended December 31
	2011	2010	Change
Current Income Tax
Federal	$9,379	$104,800	$(95,421)
Foreign	—	—	—

Subtotal	9,379	104,800	(95,421)

Federal income tax on net capital gains	(402)	248	(650)

Federal and foreign income taxes incurred	$8,977	$105,048	$(96,071)

53

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2011	2010	2009
Current income taxes incurred	$8,977	$105,048	$41,238
Change in deferred income taxes (without tax on unrealized gains and losses)	(18,337)	5,233	(4,611)

Total income tax reported	$(9,360)	$110,281	$36,627

Income before taxes	$(2,209)	$230,047	$163,103
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$(773)	$80,516	$57,086
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(13,603)	(10,290)	(7,455)
Tax credits	(1,817)	(3,603)	(4,157)
Tax adjustment for IMR	(464)	(234)	29
Surplus adjustment for in force ceded	14,570	43,899	(2,916)
Nondeductible expenses	53	22	40
Deferred tax benefit on other items in surplus	(5,245)	7,037	(6,504)
Provision to return	(498)	(2,806)	(3,380)
Life-owned life insurance	(798)	(829)	(866)
Dividends from certain foreign corporations	165	175	349
Statutory valuation allowance	—	—	4,817
Prior period adjustment	(810)	380	(412)
Other	(140)	(3,986)	(4)

Total income tax reported	$(9,360)	$110,281	$36,627

The Company did not record a valuation allowance for deferred tax assets as of December 31, 2011 and 2010. The valuation allowance is primarily related to deferred tax assets of a capital character that in the judgment of management, are not more likely than not to be realized.

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2011.

54

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2011 and 2010, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2011, 2010 and 2009 of $10,274 and $112,498 and $39,561 respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2011 and 2010 is $434 and $2,144, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $434. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes for the years ending December 31, 2011, 2010 and 2009 is $107, $87 and $61, respectively. The total interest payable balance as of December 31, 2011 and 2010 is $77 and $184, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

6. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

55

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31,2011
	General Account	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$18,415	$—	$18,415	0%
At book value less surrender charge of 5% or more	37,408	—	37,408	1
At fair value	8,955	3,422,864	3,431,819	78

Total with adjustment or at fair value	64,778	3,422,864	3,487,642	79
At book value without adjustment (minimal or no charge or adjustment)	383,129	—	383,129	9
Not subject to discretionary withdrawal	516,822	10,810	527,632	12

Total annuity reserves and deposit liabilities	964,729	3,433,674	4,398,403	100%

Less reinsurance ceded	403,846	—	403,846

Net annuity reserves and deposit liabilities	$560,883	$3,433,674	$3,944,557

56

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2010
	Amount	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$21,285	1%
At book value less surrender charge of 5% or more	60,956	1
At fair value	4,016,490	85

Total with adjustment or at fair value	4,098,731	87
At book value without adjustment (minimal or no charge or adjustment)	407,630	9
Not subject to discretionary withdrawal	212,052	4

Total annuity reserves and deposit liabilities	4,718,413	100%

Less reinsurance ceded	168,327

Net annuity reserves and deposit liabilities	$4,550,086

57

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$—	$—	$—	$349,011	$349,011

Reserves for accounts with assets at fair value at December 31, 2011	$—	$—	$—	$6,130,295	$6,130,295

Reserves for separate accounts by withdrawal characteristics at December 31, 2011:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	$—
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	6,119,486	6,119,486
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	6,119,486	6,119,486
Not subject to discretionary withdrawal	—	—	—	10,809	10,809

Total separate account liabilities at December 31, 2011	$—	$—	$—	$6,130,295	$6,130,295

58

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2010	$—	$—	$—	$378,162	$378,162

Reserves for accounts with assets at fair value at December 31, 2010	$—	$—	$—	$6,897,592	$6,897,592

Reserves for separate accounts by withdrawal characteristics at December 31, 2010:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	$—
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	6,895,152	6,895,152
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	6,895,152	6,895,152
Not subject to discretionary withdrawal	—	—	—	2,440	2,440

Total separate account liabilities at December 31, 2010	$—	$—	$—	$6,897,592	$6,897,592

59

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2009	$—	$—	$—	$455,704	$455,704

Reserves for accounts with assets at fair value at December 31, 2009	$—	$—	$—	$6,546,186	$6,546,186

Reserves for separate accounts by withdrawal characteristics at December 31, 2009:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	$—
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	6,546,186	6,546,186
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	6,546,186	6,546,186
Not subject to discretionary withdrawal	—	—	—	—	—

Total separate account liabilities at December 31, 2009	$—	$—	$—	$6,546,186	$6,546,186

60

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2011	2010	2009
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$349,322	$378,310	$456,377
Transfers from separate accounts	604,330	619,378	579,406

Net transfers from separate accounts	(255,008)	(241,068)	(123,029)
Miscellaneous reconciling adjustments	(3,659)	(6,730)	(14,937)

Net transfers as reported in the statement of operations of the Company	$(258,667)	$(247,798)	$(137,966)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2011 and 2010, the Company’s separate account statement included legally insulated assets of $6,517,738 and $7,401,665, respectively. The assets legally insulated from general account claims at December 31, 2011 are attributed to the following products:

Product	2011	2010
Variable annuities	$3,459,146	$4,041,477
Variable universal life	453,301	439,535
WRL asset accumulator	27,187	41,341
Variable life	2,578,104	2,879,312

Total separate account assets	$6,517,738	$7,401,665

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2011 and 2010, the general account of the Company had a maximum guarantee for separate account liabilities of $777,659 and $667,392, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $11,446 and $12,187 to the general account in 2011 and 2010, respectively. As of December 31, 2011 and 2010, the general account of the Company had paid $12,975 and $20,835, respectively toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

61

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43) which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA). The Company reported a decrease in reserves and an increase in net income of $11,412 at December 31, 2009, related to the adoption of AG 43 and changes in the underlying assumptions.

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2011 and 2010, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2011
Minimum guaranteed death benefit	$2,038,959	$127,506	$81,247
Minimum guaranteed income benefit	926,410	361,297	318,890
Minimum guaranteed withdrawal benefit	818,766	10,641	—
December 31, 2010
Minimum guaranteed death benefit	$2,310,748	$52,774	$37,046
Minimum guaranteed income benefit	1,066,021	139,552	126,989
Minimum guaranteed withdrawal benefit	953,975	—	—

62

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2011 and 2010, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2011
Ordinary direct renewal business	$2,010	$1,049	$3,059
Ordinary new business	2	—	2

	$2,012	$1,049	$3,061

December 31, 2010
Ordinary direct renewal business	$2,181	$1,060	$3,241
Ordinary new business	2	—	2

	$2,183	$1,060	$3,243

At December 31, 2011 and 2010, the Company had insurance in force aggregating $3,678,555 and $4,531,669 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $23,412 and $25,534 to cover these deficiencies at December 31, 2011 and 2010, respectively.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

7. Capital and Surplus

The Company is subject to limitations, imposed by the Ohio Department of Insurance, on the payment of dividends to its parent company, AEGON. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2012, without the prior approval of insurance regulatory authorities, is $27,520.

On May 16, 2011, the Company paid common stock dividends of $250,000 to its parent company, AEGON. The amount consisted of $23,100 ordinary cash dividend and $226,900 extraordinary cash dividend. The Company received dividends of $11,165 and $7,502 from its subsidiaries, Transamerica Asset Management, Inc. and Transamerica Fund Services, Inc., respectively, during 2011. The Company made a capital contribution of $597 to Transamerica Asset Management, Inc. during 2011.

63

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

On December 23, 2010, the Company paid a common stock dividend of $100,000 to its parent company. The entire amount was considered an extraordinary dividend. On December 30, 2009, the Company paid a common stock dividend of $65,000 to its parent company. Of this amount, $23,400 was considered an ordinary dividend and $41,600 was considered an extraordinary dividend. The Company received approval from the Ohio Department of Insurance to make these dividend payments.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2011, the Company meets the minimum RBC requirements.

8. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned government/other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government/other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2011 and 2010, respectively, securities in the amount of $86,663 and $187,773 were on loan under securities lending agreements. The collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral had a fair value of $89,423 and $193,683 at December 31, 2011 and 2010, respectively.

64

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$89,589
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	89,589
Securities received	—

Total collateral received	$89,589

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$6,933	$6,933
30 days or less	51,877	51,869
31 to 60 days	8,448	8,447
61 to 90 days	16,180	16,147
91 to 120 days	—	—
121 to 180 days	2,000	2,000
181 to 365 days	3,187	3,154
1 to 2 years	999	873
2-3 years	—	—
Greater than 3 years	—	—

Total	89,624	89,423
Securities received	—	—

Total collateral reinvested	$89,624	$89,423

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $89,630 (fair value of $89,423) that are currently tradable securities that could be sold and used to pay for the $89,589 in collateral calls that could come due under a worst-case scenario.

65

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation during the highest five consecutive years of employment. Pension expenses were $1,255, $1,442 and $1,518 for the years ended December 31, 2011, 2010 and 2009, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $532, $702 and $736 for the years ended December 31, 2011, 2010 and 2009, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2011, 2010 and 2009 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance

66

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

with an intercompany cost sharing arrangement. The Company expensed $210, $192 and $201 for the years ended 2011, 2010 and 2009, respectively.

10. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between AEGON companies, providing for needed services. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The net amount received by the Company as a result of being a party to these agreements was $33,717, $18,600 and $13,174 during 2011, 2010 and 2009, respectively. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $24,411, $23,672 and $21,446 from this agreement during 2011, 2010 and 2009, respectively.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2011, and 2010, the Company reported a net amount of $24,665 and $7,123, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2011, 2010 and 2009, the Company paid net interest of $39, $38 and $132, respectively, to affiliates.

At December 31, 2009 the Company had a short-term intercompany note receivable of $27,000 from AEGON due by September 29, 2010 at .25% interest. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, this note was reported on the balance sheet as a short-term investment. The note was repaid prior to its due date.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2011 and 2010, the cash surrender value of these policies was $73,446 and $71,167, respectively.

11. Commitments and Contingencies

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United

67

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position or results of operations.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $1,664 and $3,448 with no offsetting premium tax benefit at December 31, 2011 and 2010, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $(1,824), $95 and $58 for 2011, 2010 and 2009, respectively.

The Company has contingent commitments for $392 and $1,151 as of December 31, 2011 and 2010, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $384 and $1,024, respectively.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2011 and 2010, respectively, the Company pledged assets in the amount of $17,084 and $16,342 to satisfy the requirements of futures trading accounts.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

As of December 31, 2011, the Company had dollar repurchase agreements outstanding in the amount of $4,977. The Company did not participate in dollar repurchase agreements at December 31, 2010. The collateral the Company received from dollar repurchase agreements was in the form of cash and on open terms.

68

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 3, 2012, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). As of April 3, 2012, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2011.

69

Statutory-Basis Financial

Statement Schedules

70

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2011

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$99,000	$107,189	$99,000
States, municipalities and political subdivisions	27,283	28,840	27,283
Foreign governments	10,299	10,474	10,299
Hybrid securities	17,325	15,225	17,325
All other corporate bonds	734,644	770,199	734,644

Total fixed maturities	888,551	931,927	888,551
Mortgage loans on real estate	49,646		49,646
Real estate	36,015		36,015
Cash, cash equivalents and short-term investments	170,354		170,354
Policy loans	406,037		406,037
Securities lending reinvested collateral assets	89,624		89,624
Receivable for securities	5,216		5,216
Other invested assets	3,474		3,474

Total investments	$1,648,917		$1,648,917

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

71

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2011
Individual life	$1,182,368	$27,384	$447,724	$54,583	$248,384	$428,545
Group life and health	24,599	313	10,631	1,016	8,035	7,554
Annuity	540,352	1,617	22,244	24,432	537,613	(418,643)

	$1,747,319	$29,314	$480,599	$80,031	$794,032	$17,456

Year ended December 31, 2010
Individual life	$1,121,254	$17,912	$480,607	$42,619	$298,390	$410,754
Group life and health	19,215	104	5,123	701	3,173	4,847
Annuity	521,268	561	40,279	21,167	463,959	(413,730)

	$1,661,737	$18,577	$526,009	$64,487	$765,522	$1,871

Year ended December 31, 2009
Individual life	$1,091,121	$18,403	$502,238	$30,963	$282,952	$430,307
Group life	17,641	513	2,585	474	2,865	3,752
Annuity	608,644	1,082	151,428	16,934	506,798	(316,750)

	$1,717,406	$19,998	$656,251	$48,371	$792,615	$117,309

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

72

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2011
Life insurance in force	$115,294,179	$64,174,427	—	$51,119,752	0%

Premiums:
Individual life	$612,636	$165,675	$763	$447,724	0%
Group life and health	23,890	13,259	—	10,631	0%
Annuity	33,760	11,516	—	22,244	0%

	$670,286	$190,450	$763	$480,599	0%

Year ended December 31, 2010
Life insurance in force	$108,965,895	$63,468,227	$16,201,258	$61,698,926	26%

Premiums:
Individual life	$577,919	$100,619	$3,307	$480,607	1%
Group life	16,834	11,711	—	5,123	0%
Annuity	58,368	18,089	—	40,279	0%

	$653,121	$130,419	$3,307	$526,009	1%

Year ended December 31, 2009
Life insurance in force	$105,354,990	$54,257,827	$16,526,779	$67,623,942	24%

Premiums:
Individual life	$586,466	$87,785	$3,557	$502,238	1%
Group life	14,786	12,201	—	2,585	0%
Annuity	168,549	17,121	—	151,428	0%

	$769,801	$117,107	$3,557	$656,251	1%

73

FINANCIAL STATEMENTS

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Years Ended December 31, 2011 and 2010

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Financial Statements

Years Ended December 31, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of WRL Series Annuity Account

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of the subaccounts of WRL Series Annuity Account (the Separate Account) (comprised of the TA JPMorgan Core Bond, TA Asset Allocation – Conservative, TA Asset Allocation – Growth, TA Asset Allocation – Moderate Growth, TA Asset Allocation – Moderate, TA International Moderate Growth, TA MFS International Equity, TA Clarion Global Real Estate Securities, TA JPMorgan Tactical Allocation, TA JPMorgan Mid Cap Value, TA JPMorgan Enhanced Index, TA BlackRock Large Cap Value, TA AEGON High Yield Bond, TA PIMCO Total Return, TA Morgan Stanley Capital Growth, TA T. Rowe Price Small Cap, TA Third Avenue Value, TA Multi-Managed Balanced, TA AllianceBernstein Dynamic Allocation, TA WMC Diversified Growth, TA AEGON Money Market, TA Systematic Small/Mid Cap Value, TA AEGON U.S. Government Securities, TA Morgan Stanley Mid-Cap Growth, TA Vanguard ETF Index – Balanced – SC, TA Vanguard ETF Index – Growth – SC, TA Multi Managed Large-Cap Core, TA Jennison Growth, TA Janus Balanced - SC, TA Hanlon Balanced - SC, TA Hanlon Growth - SC, TA Hanlon Growth and Income - SC, TA Hanlon Income - SC, TA AEGON Tactical Vanguard EFT Growth – SC, TA AEGON Tactical Vanguard EFT Conservative – SC, Access VP High Yield, ProFund VP Bull, ProFund VP Money Market, ProFund VP NASDAQ-100, ProFund VP Short Small-Cap, ProFund VP Small-Cap, ProFund VP Europe 30, ProFund VP Oil & Gas, ProFund VP UltraSmall-Cap, ProFund VP Utilities, ProFund VP Consumer Services, ProFund VP Pharmaceuticals, ProFund VP Small-Cap Value, ProFund VP Falling US Dollar, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Asia 30, ProFund VP Japan, ProFund VP Short NASDAQ-100, ProFund VP U.S. Government Plus, ProFund VP Basic Materials, ProFund VP Financials, ProFund VP Precious Metals, ProFund VP Telecommunications, ProFund VP Mid-Cap, ProFund VP Short Emerging Markets, ProFund VP Short International, Fidelity VIP Contrafund® - SC II, Fidelity VIP Equity-Income - SC II, Fidelity VIP Growth Opportunities - SC II, and Fidelity VIP Index 500 - SC II subaccounts) as of December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts comprising the WRL Series Annuity Account at December 31, 2011, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 13, 2012

1

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA JPMorgan Core Bond Subaccount	TA Asset Allocation - Conservative Subaccount	TA Asset Allocation - Growth Subaccount	TA Asset Allocation - Moderate Growth Subaccount
Assets
Investment in securities:
Number of shares - Initial	5,960,429.414	9,611,838.160	12,977,270.514	21,482,969.230

Cost	$75,021,271	$90,887,289	$120,247,337	$237,685,216

Number of shares - Service	79,058.209	275,423.663	412,946.631	551,912.913

Cost	$1,047,842	$2,654,271	$3,588,742	$5,833,999

Investments in mutual funds, Level 1 quoted prices at net asset value	$78,456,587	$101,517,391	$108,703,787	$223,372,995
Receivable for units sold	—	—	11	—

Total assets	78,456,587	101,517,391	108,703,798	223,372,995

Liabilities
Payable for units redeemed	583	636	—	546

	$78,456,004	$101,516,755	$108,703,798	$223,372,449

Net Assets:
Deferred annuity contracts terminable by owners	$78,456,004	$101,516,755	$108,703,798	$223,372,449

Total net assets	$78,456,004	$101,516,755	$108,703,798	$223,372,449

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	803,795	1,533,868	1,923,459	3,687,963

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	3,785	1,101	—	—

Class B M&E - 1.40%	1,367,473	3,227,329	4,593,978	8,914,351

Class B M&E - 2.50%	12,415	31,519	22,257	24,932

Class C M&E - 1.65%	600,344	1,724,585	1,650,915	2,893,677

Class C M&E - 2.50%	4,534	10,646	306	2,806

Class D M&E - 1.80%	21,172	324,850	123,971	293,867

Class D M&E - 2.50%	—	10,865	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$38.259753	$14.687995	$12.886800	$14.001446

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$10.483206	$9.954602	$—	$—

Class B M&E - 1.40%	$25.730325	$14.477634	$12.702216	$13.800916

Class B M&E - 2.50%	$10.569768	$10.501873	$10.917537	$10.201139

Class C M&E - 1.65%	$18.046378	$14.134483	$12.401073	$13.473717

Class C M&E - 2.50%	$10.189006	$10.008898	$9.753351	$9.980384

Class D M&E - 1.80%	$17.766051	$13.932693	$12.223933	$13.281341

Class D M&E - 2.50%	$—	$10.008898	$—	$—

2

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA JPMorgan Core Bond Subaccount	TA Asset Allocation - Conservative Subaccount	TA Asset Allocation - Growth Subaccount	TA Asset Allocation - Moderate Growth Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	39,168	81,782	134,198	252,440

Class G M&E - 1.65%	22,044	40,148	37,805	49,573

Class H M&E - 1.40%	12,693	57,426	49,742	45,804

Class I M&E - 1.80%	3,233	6,610	681	8,443

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$14.329700	$15.274247	$15.096146	$15.654653

Class G M&E - 1.65%	$13.845046	$14.757600	$14.585420	$15.125048

Class H M&E - 1.40%	$14.145722	$15.078164	$14.902286	$15.453652

Class I M&E - 1.80%	$13.667886	$14.568756	$14.398738	$14.931526

See accompanying notes.

3

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA Asset Allocation - Moderate Subaccount	TA International Moderate Growth Subaccount	TA MFS International Equity Subaccount	TA Clarion Global Real Estate Securities Subaccount
Assets
Investment in securities:
Number of shares - Initial	17,843,803.807	831,200.852	6,445,283.900	3,735,891.289

Cost	$179,955,070	$7,088,970	$45,237,203	$40,106,046

Number of shares - Service	434,526.030	1,751.261	49,909.579	58,744.405

Cost	$4,437,285	$14,613	$352,660	$739,222

Investments in mutual funds, Level 1 quoted prices at net asset value	$187,496,557	$6,888,409	$40,396,111	$37,437,431
Receivable for units sold	—	—	—	—

Total assets	187,496,557	6,888,409	40,396,111	37,437,431

Liabilities
Payable for units redeemed	924	120	99	601

	$187,495,633	$6,888,289	$40,396,012	$37,436,830

Net Assets:
Deferred annuity contracts terminable by owners	$187,495,633	$6,888,289	$40,396,012	$37,436,830

Total net assets	$187,495,633	$6,888,289	$40,396,012	$37,436,830

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	3,194,495	200,652	881,477	493,941

Class A M&E - 2.35%	—	—	3,831	—

Class A M&E - 2.50%	—	—	—	3,960

Class B M&E - 1.40%	5,930,674	430,916	1,960,716	821,421

Class B M&E - 2.50%	23,849	2,575	112,867	6,432

Class C M&E - 1.65%	3,130,208	127,621	567,932	203,154

Class C M&E - 2.50%	—	—	1,847	3,033

Class D M&E - 1.80%	501,232	12,363	61,790	12,877

Class D M&E - 2.50%	—	—	987	481

Accumulation unit value - Initial:
Class A M&E - 1.25%	$14.593888	$8.957975	$11.951835	$23.434737

Class A M&E - 2.35%	$—	$—	$8.803814	$—

Class A M&E - 2.50%	$—	$—	$—	$8.701704

Class B M&E - 1.40%	$14.384826	$8.882872	$11.693275	$22.960569

Class B M&E - 2.50%	$10.310105	$9.100875	$9.487529	$9.961994

Class C M&E - 1.65%	$14.043817	$8.759359	$8.738022	$29.026592

Class C M&E - 2.50%	$—	$—	$8.896298	$9.069782

Class D M&E - 1.80%	$13.843339	$8.686192	$8.559451	$28.575766

Class D M&E - 2.50%	$—	$—	$14.821472	$18.110969

4

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA Asset Allocation - Moderate Subaccount	TA International Moderate Growth Subaccount	TA MFS International Equity Subaccount	TA Clarion Global Real Estate Securities Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	171,416	586	10,574	7,812

Class G M&E - 1.65%	71,582	129	831	4,758

Class H M&E - 1.40%	33,740	287	4,354	17,248

Class I M&E - 1.80%	7,887	650	2,957	2,331

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$15.703790	$8.835694	$16.568434	$19.000234

Class G M&E - 1.65%	$15.172620	$8.639846	$16.007563	$18.357374

Class H M&E - 1.40%	$15.502202	$8.761649	$16.354942	$18.756252

Class I M&E - 1.80%	$14.978476	$8.567676	$15.803055	$18.122307

See accompanying notes.

5

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA JPMorgan Tactical Allocation Subaccount	TA JPMorgan Mid Cap Value Subaccount	TA JPMorgan Enhanced Index Subaccount	TA BlackRock Large Cap Value Subaccount
Assets
Investment in securities:
Number of shares - Initial	5,428,439.261	1,199,296.701	804,233.453	5,311,187.521

Cost	$75,503,452	$16,557,881	$9,176,114	$68,510,252

Number of shares - Service	75,617.834	13,351.683	10,043.394	71,928.154

Cost	$1,029,971	$178,538	$111,661	$952,257

Investments in mutual funds, Level 1 quoted prices at net asset value	$65,488,610	$16,430,584	$9,519,097	$74,019,998
Receivable for units sold	1,360	286	125	—

Total assets	65,489,970	16,430,870	9,519,222	74,019,998

Liabilities
Payable for units redeemed	—	—	—	62

	$65,489,970	$16,430,870	$9,519,222	$74,019,936

Net Assets:
Deferred annuity contracts terminable by owners	$65,489,970	$16,430,870	$9,519,222	$74,019,936

Total net assets	$65,489,970	$16,430,870	$9,519,222	$74,019,936

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	736,940	252,068	166,419	1,164,066

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	1,516	—	—	—

Class B M&E - 1.40%	1,135,293	495,134	297,195	1,725,495

Class B M&E - 2.50%	6,903	—	222,332	18,602

Class C M&E - 1.65%	418,876	152,317	86,377	672,391

Class C M&E - 2.50%	2,255	—	—	235

Class D M&E - 1.80%	26,735	7,828	15,609	52,265

Class D M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$30.347749	$18.280206	$12.170355	$21.628237

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$10.197078	$—	$—	$—

Class B M&E - 1.40%	$29.556083	$17.937213	$11.995952	$21.127668

Class B M&E - 2.50%	$10.032137	$—	$11.780990	$9.875750

Class C M&E - 1.65%	$19.135314	$17.257328	$11.711548	$15.487396

Class C M&E - 2.50%	$10.056523	$—	$—	$9.461975

Class D M&E - 1.80%	$18.838041	$16.989164	$11.544305	$15.246606

Class D M&E - 2.50%	$—	$—	$—	$—

6

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA JPMorgan Tactical Allocation Subaccount	TA JPMorgan Mid Cap Value Subaccount	TA JPMorgan Enhanced Index Subaccount	TA BlackRock Large Cap Value Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	38,376	5,368	4,372	32,852

Class G M&E - 1.65%	21,668	459	896	13,635

Class H M&E - 1.40%	14,334	4,317	430	12,947

Class I M&E - 1.80%	—	—	2,829	2,651

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$12.855048	$17.881150	$14.068337	$16.160086

Class G M&E - 1.65%	$12.420075	$17.276234	$13.592856	$15.613395

Class H M&E - 1.40%	$12.689947	$17.651670	$13.887503	$15.952339

Class I M&E - 1.80%	$12.260982	$17.055027	$13.418394	$15.413553

See accompanying notes.

7

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA AEGON High Yield Bond Subaccount	TA PIMCO Total Return Subaccount	TA Morgan Stanley Capital Growth Subaccount	TA T. Rowe Price Small Cap Subaccount
Assets
Investment in securities:
Number of shares - Initial	3,220,881.941	5,692,883.873	2,693,848.349	2,650,911.309

Cost	$24,259,743	$66,828,525	$31,751,849	$21,557,088

Number of shares - Service	47,958.477	94,021.752	12,984.269	35,427.740

Cost	$369,261	$1,086,391	$129,902	$293,249

Investments in mutual funds, Level 1 quoted prices at net asset value	$24,226,424	$67,759,023	$29,855,844	$25,807,924
Receivable for units sold	—	—	835	712

Total assets	24,226,424	67,759,023	29,856,679	25,808,636

Liabilities
Payable for units redeemed	203	325	—	—

	$24,226,221	$67,758,698	$29,856,679	$25,808,636

Net Assets:
Deferred annuity contracts terminable by owners	$24,226,221	$67,758,698	$29,856,679	$25,808,636

Total net assets	$24,226,221	$67,758,698	$29,856,679	$25,808,636

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	370,728	1,271,878	500,239	428,630

Class A M&E - 2.35%	—	—	3,149	—

Class A M&E - 2.50%	3,564	3,460	—	—

Class B M&E - 1.40%	790,360	2,304,667	1,139,134	750,309

Class B M&E - 2.50%	1,911	7,651	14,872	78,838

Class C M&E - 1.65%	323,812	728,053	235,771	359,754

Class C M&E - 2.50%	306	2,295	—	135

Class D M&E - 1.80%	12,817	77,434	8,725	34,247

Class D M&E - 2.50%	—	607	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$16.129092	$15.405726	$16.119453	$16.701979

Class A M&E - 2.35%	$—	$—	$9.106318	$—

Class A M&E - 2.50%	$9.835009	$10.394209	$—	$—

Class B M&E - 1.40%	$15.922521	$15.185092	$15.816975	$16.388292

Class B M&E - 2.50%	$11.030813	$10.648619	$11.537246	$10.290691

Class C M&E - 1.65%	$15.583590	$14.825143	$14.046766	$13.236316

Class C M&E - 2.50%	$9.939366	$10.469521	$—	$9.345891

Class D M&E - 1.80%	$15.384180	$14.613541	$13.828439	$13.030432

Class D M&E - 2.50%	$—	$10.020073	$—	$—

8

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA AEGON High Yield Bond Subaccount	TA PIMCO Total Return Subaccount	TA Morgan Stanley Capital Growth Subaccount	TA T. Rowe Price Small Cap Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	10,752	40,246	3,820	8,110

Class G M&E - 1.65%	1,357	26,969	2,468	1,993

Class H M&E - 1.40%	4,407	9,936	3,003	5,724

Class I M&E - 1.80%	6,639	2,173	293	1,149

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$15.813574	$14.009183	$15.104244	$19.829298

Class G M&E - 1.65%	$15.278394	$13.535359	$14.593187	$19.158459

Class H M&E - 1.40%	$15.610560	$13.829565	$14.910255	$19.574672

Class I M&E - 1.80%	$15.083268	$13.362143	$14.406736	$18.913220

See accompanying notes.

9

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA Third Avenue Value Subaccount	TA Multi-Managed Balanced Subaccount	TA AllianceBernstein Dynamic Allocation Subaccount	TA WMC Diversified Growth Subaccount
Assets
Investment in securities:
Number of shares - Initial	6,654,898.289	9,679,961.273	1,226,358.301	17,203,971.181

Cost	$78,388,635	$107,872,847	$9,667,074	$413,505,280

Number of shares - Service	112,882.060	43,143.850	27,733.991	86,932.770

Cost	$1,316,963	$482,860	$203,042	$1,935,263

Investments in mutual funds, Level 1 quoted prices at net asset value	$65,646,340	$125,130,755	$10,270,183	$372,251,429
Receivable for units sold	—	—	391	86,365

Total assets	65,646,340	125,130,755	10,270,574	372,337,794

Liabilities
Payable for units redeemed	645	171	—	—

	$65,645,695	$125,130,584	$10,270,574	$372,337,794

Net Assets:
Deferred annuity contracts terminable by owners	$65,645,695	$125,130,584	$10,270,574	$372,337,794

Total net assets	$65,645,695	$125,130,584	$10,270,574	$372,337,794

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	1,064,094	3,253,139	102,894	14,327,652

Class A M&E - 2.35%	—	—	—	3,275

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	1,478,774	4,208,765	434,634	11,844,893

Class B M&E - 2.50%	99,519	16,331	132	54,535

Class C M&E - 1.65%	413,994	463,576	155,452	1,357,359

Class C M&E - 2.50%	231	3,294	—	7,357

Class D M&E - 1.80%	44,450	68,609	8,593	140,665

Class D M&E - 2.50%	1,167	—	—	1,599

Accumulation unit value - Initial:
Class A M&E - 1.25%	$21.534277	$15.715637	$14.575126	$13.475122

Class A M&E - 2.35%	$—	$—	$—	$9.212056

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$21.088571	$15.490313	$14.366351	$13.281899

Class B M&E - 2.50%	$8.950136	$11.700915	$9.945892	$10.440725

Class C M&E - 1.65%	$20.846221	$15.122969	$14.025821	$12.966990

Class C M&E - 2.50%	$8.052127	$10.983332	$—	$10.194334

Class D M&E - 1.80%	$20.522182	$14.907067	$13.825624	$12.781794

Class D M&E - 2.50%	$14.678199	$—	$—	$15.571046

10

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA Third Avenue Value Subaccount	TA Multi-Managed Balanced Subaccount	TA AllianceBernstein Dynamic Allocation Subaccount	TA WMC Diversified Growth Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	25,132	22,503	9,735	68,119

Class G M&E - 1.65%	21,428	5,718	131	13,156

Class H M&E - 1.40%	18,900	5,984	2,540	43,511

Class I M&E - 1.80%	2,522	412	3,165	3,396

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$16.351205	$16.012810	$14.707603	$14.564493

Class G M&E - 1.65%	$15.798042	$15.471266	$14.210063	$14.071751

Class H M&E - 1.40%	$16.141267	$15.807216	$14.518955	$14.377485

Class I M&E - 1.80%	$15.595862	$15.273137	$14.028316	$13.891733

See accompanying notes.

11

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA AEGON Money Market	TA Systematic Small/Mid Cap Value	TA AEGON U.S. Government Securities	TA Morgan Stanley Mid-Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	78,651,599.250	1,515,220.790	1,662,916.309	5,381,781.051

Cost	$78,651,599	$27,712,018	$21,702,262	$144,264,509

Number of shares - Service	999,275.670	38,899.166	35,316.771	39,523.389

Cost	$999,276	$717,640	$463,668	$998,780

Investments in mutual funds, Level 1 quoted prices at net asset value	$79,650,875	$31,509,384	$22,289,294	$147,062,599
Receivable for units sold	2,368	115	—	84,366

Total assets	79,653,243	31,509,499	22,289,294	147,146,965

Liabilities
Payable for units redeemed	—	—	141	—

	$79,653,243	$31,509,499	$22,289,153	$147,146,965

Net Assets:
Deferred annuity contracts terminable by owners	$79,653,243	$31,509,499	$22,289,153	$147,146,965

Total net assets	$79,653,243	$31,509,499	$22,289,153	$147,146,965

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	1,334,420	504,583	365,044	1,453,448

Class A M&E - 2.35%	—	—	—	2,658

Class A M&E - 2.50%	—	—	2,717	—

Class B M&E - 1.40%	2,998,242	859,743	893,106	1,486,671

Class B M&E - 2.50%	35,205	6,363	—	23,627

Class C M&E - 1.65%	1,130,322	287,392	290,944	1,331,826

Class C M&E - 2.50%	—	2,240	—	3,353

Class D M&E - 1.80%	166,980	23,599	27,964	114,661

Class D M&E - 2.50%	—	1,856	—	1,127

Accumulation unit value - Initial:
Class A M&E - 1.25%	$16.941564	$18.104957	$14.040338	$46.097180

Class A M&E - 2.35%	$—	$—	$—	$8.940084

Class A M&E - 2.50%	$—	$—	$10.524189	$—

Class B M&E - 1.40%	$13.863770	$18.606161	$13.839288	$44.826337

Class B M&E - 2.50%	$9.564793	$11.114857	$—	$10.906583

Class C M&E - 1.65%	$10.923524	$17.592234	$13.511248	$8.395839

Class C M&E - 2.50%	$—	$10.326782	$—	$8.345499

Class D M&E - 1.80%	$10.753404	$17.404096	$13.318365	$8.265204

Class D M&E - 2.50%	$—	$19.599913	$—	$10.000000

12

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA AEGON Money Market	TA Systematic Small/Mid Cap Value	TA AEGON U.S. Government Securities	TA Morgan Stanley Mid-Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	38,884	25,912	21,054	25,872

Class G M&E - 1.65%	26,514	5,096	51	7,015

Class H M&E - 1.40%	26,261	10,817	7,174	18,291

Class I M&E - 1.80%	5,847	753	8,679	9,357

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$10.413410	$18.468762	$12.939592	$17.690163

Class G M&E - 1.65%	$10.061530	$17.915985	$12.501885	$17.091663

Class H M&E - 1.40%	$10.279713	$18.259234	$12.773323	$17.463005

Class I M&E - 1.80%	$9.932589	$17.713455	$12.341940	$16.872853

See accompanying notes.

13

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA Vanguard ETF Index - Balanced - SC	TA Vanguard ETF Index - Growth - SC	TA Multi Managed Large-Cap Core	TA Jennison Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	1,029,195.475	2,166,838.474

Cost	$—	$—	$12,624,061	$16,851,534

Number of shares - Service	50,523.016	253,478.794	7,586.681	21,802.138

Cost	$514,309	$2,184,477	$88,408	$169,447

Investments in mutual funds, Level 1 quoted prices at net asset value	$520,892	$2,413,118	$15,605,468	$17,156,327
Receivable for units sold	—	496	—	12

Total assets	520,892	2,413,614	15,605,468	17,156,339

Liabilities
Payable for units redeemed	—	—	574	—

	$520,892	$2,413,614	$15,604,894	$17,156,339

Net Assets:
Deferred annuity contracts terminable by owners	$520,892	$2,413,614	$15,604,894	$17,156,339

Total net assets	$520,892	$2,413,614	$15,604,894	$17,156,339

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	289,562	449,890

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	499,675	976,540

Class B M&E - 2.50%	—	—	725	15,592

Class C M&E - 1.65%	—	—	239,674	191,554

Class C M&E - 2.50%	—	—	—	2,863

Class D M&E - 1.80%	—	—	11,078	8,261

Class D M&E - 2.50%	—	—	—	879

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$14.952963	$10.341867

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$14.894063	$10.316308

Class B M&E - 2.50%	$—	$—	$9.927598	$11.132014

Class C M&E - 1.65%	$—	$—	$14.796563	$10.273909

Class C M&E - 2.50%	$—	$—	$—	$9.044036

Class D M&E - 1.80%	$—	$—	$14.738489	$10.248610

Class D M&E - 2.50%	$—	$—	$—	$10.131856

14

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA Vanguard ETF Index - Balanced - SC	TA Vanguard ETF Index - Growth - SC	TA Multi Managed Large-Cap Core	TA Jennison Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	8,036	40,496	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	36,196	198,444	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	6,485	13,804	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	—	322	4,263	7,020

Class G M&E - 1.65%	—	—	1,836	5,495

Class H M&E - 1.40%	—	—	1,743	2,059

Class I M&E - 1.80%	—	—	—	1,812

Accumulation unit value - Service:
Class A M&E - 1.25%	$10.329343	$9.585664	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$10.273408	$9.533750	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$10.181075	$9.448044	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$10.126190	$9.397088	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$10.329343	$9.585664	$14.852594	$10.307800

Class G M&E - 1.65%	$10.181075	$9.448044	$14.697388	$10.240080

Class H M&E - 1.40%	$10.273408	$9.533750	$14.794129	$10.282320

Class I M&E - 1.80%	$10.126190	$9.397088	$14.639767	$10.214859

See accompanying notes.

15

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA Janus Balanced - SC	TA Hanlon Balanced - SC	TA Hanlon Growth - SC	TA Hanlon Growth and Income - SC
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	140,005.394	316,392.657	58,743.510	265,229.120

Cost	$1,440,496	$3,428,922	$626,985	$2,891,949

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,321,651	$3,299,975	$575,099	$2,681,466
Receivable for units sold	—	—	6	—

Total assets	1,321,651	3,299,975	575,105	2,681,466

Liabilities
Payable for units redeemed	3	29	—	19

	$1,321,648	$3,299,946	$575,105	$2,681,447

Net Assets:
Deferred annuity contracts terminable by owners	$1,321,648	$3,299,946	$575,105	$2,681,447

Total net assets	$1,321,648	$3,299,946	$575,105	$2,681,447

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

16

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA Janus Balanced - SC	TA Hanlon Balanced - SC	TA Hanlon Growth - SC	TA Hanlon Growth and Income - SC
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	579,476	1,682,317	170,584	470,679

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	734,730	1,137,182	481,339	1,572,785

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	170,774	738,479	7,185	918,658

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	2,883	5,032	—	15,813

Class G M&E - 1.65%	10,064	—	—	1,901

Class H M&E - 1.40%	—	—	—	—

Class I M&E - 1.80%	—	—	—	—

Accumulation unit value - Service:
Class A M&E - 1.25%	$0.884565	$0.928682	$0.874623	$0.903681

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$0.881788	$0.925800	$0.871893	$0.900846

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$0.877223	$0.920990	$0.867357	$0.896169

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$0.884565	$0.928682	$0.874623	$0.903681

Class G M&E - 1.65%	$0.877223	$0.920990	$0.867357	$0.896169

Class H M&E - 1.40%	$—	$—	$—	$—

Class I M&E - 1.80%	$—	$—	$—	$—

See accompanying notes.

17

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA Hanlon Income - SC	TA AEGON Tactical Vanguard EFT Growth - SC	TA AEGON Tactical Vanguard EFT Conservative - SC	Access VP High Yield
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	965,123.090	277,880.917	56,090.893	164,025.610

Cost	$10,724,194	$2,609,290	$551,934	$4,309,674

Investments in mutual funds, Level 1 quoted prices at net asset value	$10,751,471	$2,581,514	$555,300	$4,315,514
Receivable for units sold	—	—	—	—

Total assets	10,751,471	2,581,514	555,300	4,315,514

Liabilities
Payable for units redeemed	39	1	1	3

	$10,751,432	$2,581,513	$555,299	$4,315,511

Net Assets:
Deferred annuity contracts terminable by owners	$10,751,432	$2,581,513	$555,299	$4,315,511

Total net assets	$10,751,432	$2,581,513	$555,299	$4,315,511

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

18

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	TA Hanlon Income - SC	TA AEGON Tactical Vanguard EFT Growth - SC	TA AEGON Tactical Vanguard EFT Conservative - SC	Access VP High Yield
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	3,315,642	78,987	12,186	77,480

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	6,672,981	173,245	12,659	177,927

Class B M&E - 2.50%	539	—	—	—

Class C M&E - 1.65%	576,467	5,886	30,396	52,032

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	16,897

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	81,322	2,040	—	2,468

Class G M&E - 1.65%	27,286	976	—	2,005

Class H M&E - 1.40%	—	—	—	—

Class I M&E - 1.80%	—	—	—	3,668

Accumulation unit value - Service:
Class A M&E - 1.25%	$1.009231	$9.886411	$10.053785	$13.079180

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$1.006077	$9.885567	$10.052927	$12.995774

Class B M&E - 2.50%	$9.873369	$—	$—	$—

Class C M&E - 1.65%	$1.000834	$9.884162	$10.051502	$12.858188

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$12.776527

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$1.009231	$9.886411	$10.053785	$13.079180

Class G M&E - 1.65%	$1.000834	$9.884162	$10.051502	$12.858188

Class H M&E - 1.40%	$—	$—	$—	$12.995774

Class I M&E - 1.80%	$—	$—	$—	$12.776527

See accompanying notes.

19

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Bull	ProFund VP Money Market	ProFund VP NASDAQ- 100	ProFund VP Short Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	116,738.168	18,340,351.280	241,694.999	51,203.061

Cost	$2,923,945	$18,340,351	$4,823,943	$416,213

Investments in mutual funds, Level 1 quoted prices at net asset value	$3,025,853	$18,340,351	$4,720,303	$394,264
Receivable for units sold	67	480	—	133

Total assets	3,025,920	18,340,831	4,720,303	394,397

Liabilities
Payable for units redeemed	—	—	37	—

	$3,025,920	$18,340,831	$4,720,266	$394,397

Net Assets:
Deferred annuity contracts terminable by owners	$3,025,920	$18,340,831	$4,720,266	$394,397

Total net assets	$3,025,920	$18,340,831	$4,720,266	$394,397

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

20

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Bull	ProFund VP Money Market	ProFund VP NASDAQ- 100	ProFund VP Short Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	58,751	518,339	99,883	11,882

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	3,590	—

Class B M&E - 1.40%	201,555	866,891	169,163	66,168

Class B M&E - 2.50%	—	—	—	125

Class C M&E - 1.65%	48,201	378,241	79,755	6,626

Class C M&E - 2.50%	—	—	2,663	—

Class D M&E - 1.80%	5,283	14,034	5,014	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	459	22,220	326	—

Class G M&E - 1.65%	111	48,697	54	—

Class H M&E - 1.40%	—	4,351	948	—

Class I M&E - 1.80%	316	—	505	71

Accumulation unit value - Service:
Class A M&E - 1.25%	$9.704416	$9.989612	$13.227396	$4.681734

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$9.527557	$—

Class B M&E - 1.40%	$9.624843	$9.907889	$13.118962	$4.643333

Class B M&E - 2.50%	$—	$—	$—	$6.850261

Class C M&E - 1.65%	$9.493912	$9.773449	$12.940530	$4.580170

Class C M&E - 2.50%	$—	$—	$9.488203	$—

Class D M&E - 1.80%	$9.416360	$9.693786	$12.834862	$4.542750

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$9.704416	$9.989612	$13.227396	$4.681734

Class G M&E - 1.65%	$9.493912	$9.773449	$12.940530	$4.580170

Class H M&E - 1.40%	$9.624843	$9.907889	$13.118962	$4.641724

Class I M&E - 1.80%	$9.416360	$9.693786	$12.834862	$4.542750

See accompanying notes.

21

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Small- Cap	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	94,344.344	10,226.575	171,300.760	223,252.432

Cost	$2,505,598	$199,970	$8,113,119	$2,556,280

Investments in mutual funds, Level 1 quoted prices at net asset value	$2,486,917	$196,453	$8,133,360	$2,299,500
Receivable for units sold	727	—	3	—

Total assets	2,487,644	196,453	8,133,363	2,299,500

Liabilities
Payable for units redeemed	—	1	—	4

	$2,487,644	$196,452	$8,133,363	$2,299,496

Net Assets:
Deferred annuity contracts terminable by owners	$2,487,644	$196,452	$8,133,363	$2,299,496

Total net assets	$2,487,644	$196,452	$8,133,363	$2,299,496

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

22

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Small- Cap	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	55,442	10,505	123,253	131,719

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	164,484	9,509	506,579	166,751

Class B M&E - 2.50%	—	76	319	2,084

Class C M&E - 1.65%	29,550	7,370	197,153	149,771

Class C M&E - 2.50%	305	—	—	—

Class D M&E - 1.80%	1,892	1,234	64,223	22,121

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	1,623	—	4,363	6,000

Class G M&E - 1.65%	88	—	995	251

Class H M&E - 1.40%	—	119	2,052	—

Class I M&E - 1.80%	250	306	2,174	981

Accumulation unit value - Service:
Class A M&E - 1.25%	$9.888033	$6.787920	$9.107505	$4.819752

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$9.806954	$6.744553	$9.049374	$4.788925

Class B M&E - 2.50%	$—	$10.647544	$10.938117	$8.443003

Class C M&E - 1.65%	$9.673494	$6.673068	$8.953458	$4.738060

Class C M&E - 2.50%	$9.943190	$—	$—	$—

Class D M&E - 1.80%	$9.594462	$6.630598	$8.896509	$4.707875

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$9.888033	$6.787920	$9.107505	$4.819752

Class G M&E - 1.65%	$9.673494	$6.673068	$8.953458	$4.738060

Class H M&E - 1.40%	$9.803555	$6.744553	$9.049374	$4.788925

Class I M&E - 1.80%	$9.594462	$6.630598	$8.896509	$4.707875

See accompanying notes.

23

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small- Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	373,435.130	189,287.626	266,669.539	71,731.275

Cost	$11,390,818	$6,281,253	$6,318,500	$1,837,188

Investments in mutual funds, Level 1 quoted prices at net asset value	$12,125,439	$6,392,243	$6,680,072	$1,877,925
Receivable for units sold	—	—	1	—

Total assets	12,125,439	6,392,243	6,680,073	1,877,925

Liabilities
Payable for units redeemed	2	6	—	22

	$12,125,437	$6,392,237	$6,680,073	$1,877,903

Net Assets:
Deferred annuity contracts terminable by owners	$12,125,437	$6,392,237	$6,680,073	$1,877,903

Total net assets	$12,125,437	$6,392,237	$6,680,073	$1,877,903

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

24

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small- Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	414,251	296,458	286,198	41,929

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	3,369	3,659	—	—

Class B M&E - 1.40%	490,845	210,912	224,426	146,544

Class B M&E - 2.50%	3,125	3,106	3,081	—

Class C M&E - 1.65%	318,334	123,299	123,537	28,847

Class C M&E - 2.50%	2,514	—	—	—

Class D M&E - 1.80%	6,832	338	—	4,030

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	3,446	1,790	2,755	514

Class G M&E - 1.65%	2,034	1,715	1,723	—

Class H M&E - 1.40%	1,535	—	—	—

Class I M&E - 1.80%	2,292	—	1,051	—

Accumulation unit value - Service:
Class A M&E - 1.25%	$9.772927	$10.016682	$10.447638	$8.522477

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$10.661687	$9.704414	$10.330534	$—

Class B M&E - 1.40%	$9.710597	$9.952766	$10.380952	$8.468064

Class B M&E - 2.50%	$10.812070	$11.514242	$11.091884	$—

Class C M&E - 1.65%	$9.607768	$9.847300	$10.271022	$8.378279

Class C M&E - 2.50%	$10.812070	$—	$—	$—

Class D M&E - 1.80%	$9.546663	$9.784705	$10.205703	$8.324974

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$9.772927	$10.016682	$10.447638	$8.522477

Class G M&E - 1.65%	$9.607768	$9.847300	$10.271022	$8.378279

Class H M&E - 1.40%	$9.710597	$9.952766	$10.380952	$8.468064

Class I M&E - 1.80%	$9.546663	$9.784705	$10.205703	$8.324974

See accompanying notes.

25

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	13,458.175	233,049.309	61,577.585	58,269.699

Cost	$407,763	$6,527,259	$1,283,729	$3,340,420

Investments in mutual funds, Level 1 quoted prices at net asset value	$384,500	$5,679,412	$1,147,806	$2,458,399
Receivable for units sold	—	—	1	1

Total assets	384,500	5,679,412	1,147,807	2,458,400

Liabilities
Payable for units redeemed	4	26	—	—

	$384,496	$5,679,386	$1,147,807	$2,458,400

Net Assets:
Deferred annuity contracts terminable by owners	$384,496	$5,679,386	$1,147,807	$2,458,400

Total net assets	$384,496	$5,679,386	$1,147,807	$2,458,400

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

26

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	5,421	149,848	53,199	64,539

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	25,521	403,371	95,805	133,347

Class B M&E - 2.50%	—	643	—	—

Class C M&E - 1.65%	6,227	146,538	30,708	145,513

Class C M&E - 2.50%	—	—	—	311

Class D M&E - 1.80%	3,386	7,226	5,238	6,166

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	—	17,491	1,519	1,001

Class G M&E - 1.65%	85	7,167	967	2,638

Class H M&E - 1.40%	810	760	—	169

Class I M&E - 1.80%	—	296	325	69

Accumulation unit value - Service:
Class A M&E - 1.25%	$9.355756	$7.801002	$6.154977	$7.017112

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$9.296031	$7.751171	$6.115654	$6.972297

Class B M&E - 2.50%	$—	$8.401441	$—	$—

Class C M&E - 1.65%	$9.197554	$7.668988	$6.050811	$6.898392

Class C M&E - 2.50%	$—	$—	$—	$9.163636

Class D M&E - 1.80%	$9.139107	$7.620190	$6.012308	$6.854476

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$9.355756	$7.801002	$6.154977	$7.017112

Class G M&E - 1.65%	$9.197554	$7.668988	$6.050811	$6.898392

Class H M&E - 1.40%	$9.296031	$7.751171	$6.115654	$6.972297

Class I M&E - 1.80%	$9.139107	$7.620190	$6.012308	$6.854476

See accompanying notes.

27

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	24,287.622	83,912.903	151,514.394	137,353.096

Cost	$270,190	$743,526	$3,577,556	$6,829,314

Investments in mutual funds, Level 1 quoted prices at net asset value	$251,863	$709,903	$4,256,039	$6,002,330
Receivable for units sold	—	56	1,384	—

Total assets	251,863	709,959	4,257,423	6,002,330

Liabilities
Payable for units redeemed	—	—	—	11

	$251,863	$709,959	$4,257,423	$6,002,319

Net Assets:
Deferred annuity contracts terminable by owners	$251,863	$709,959	$4,257,423	$6,002,319

Total net assets	$251,863	$709,959	$4,257,423	$6,002,319

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

28

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	16,948	28,677	87,441	109,537

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	37,433	51,755	105,964	412,983

Class B M&E - 2.50%	—	247	—	100

Class C M&E - 1.65%	3,245	35,577	62,951	96,822

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	357	6,417	2,579	26,417

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	212	—	80	6,280

Class G M&E - 1.65%	—	—	—	9,432

Class H M&E - 1.40%	449	1,771	1,084	1,401

Class I M&E - 1.80%	—	130	928	2,999

Accumulation unit value - Service:
Class A M&E - 1.25%	$4.317238	$5.746961	$16.425203	$9.082637

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$4.289653	$5.710281	$16.320537	$9.024606

Class B M&E - 2.50%	$—	$7.053840	$—	$10.220177

Class C M&E - 1.65%	$4.244176	$5.649770	$16.147880	$8.928940

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$4.217161	$5.613866	$16.045317	$8.872148

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$4.317238	$5.746961	$16.425203	$9.082637

Class G M&E - 1.65%	$4.244176	$5.649770	$16.147880	$8.928940

Class H M&E - 1.40%	$4.289653	$5.710281	$16.320537	$9.024606

Class I M&E - 1.80%	$4.217161	$5.613866	$16.045317	$8.872148

See accompanying notes.

29

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	71,320.616	192,928.563	42,130.662	92,329.215

Cost	$1,352,360	$9,538,681	$321,500	$2,218,714

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,217,443	$8,567,957	$314,716	$2,186,356
Receivable for units sold	—	—	—	—

Total assets	1,217,443	8,567,957	314,716	2,186,356

Liabilities
Payable for units redeemed	5	2	2	—

	$1,217,438	$8,567,955	$314,714	$2,186,356

Net Assets:
Deferred annuity contracts terminable by owners	$1,217,438	$8,567,955	$314,714	$2,186,356

Total net assets	$1,217,438	$8,567,955	$314,714	$2,186,356

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

30

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	40,785	164,468	13,212	60,317

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	3,770	—

Class B M&E - 1.40%	163,946	433,770	11,184	128,623

Class B M&E - 2.50%	313	—	100	—

Class C M&E - 1.65%	54,249	134,985	10,511	48,837

Class C M&E - 2.50%	—	—	304	—

Class D M&E - 1.80%	12,565	15,676	207	4,317

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	1,542	8,317	1,624	1,041

Class G M&E - 1.65%	—	283	—	118

Class H M&E - 1.40%	565	5,727	—	—

Class I M&E - 1.80%	229	1,614	—	388

Accumulation unit value - Service:
Class A M&E - 1.25%	$4.472466	$11.283397	$7.532867	$9.038907

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$9.471071	$—

Class B M&E - 1.40%	$4.443855	$11.211332	$7.484772	$8.981224

Class B M&E - 2.50%	$8.491816	$—	$10.599498	$—

Class C M&E - 1.65%	$4.396673	$11.092432	$7.405467	$8.886006

Class C M&E - 2.50%	$—	$—	$10.272156	$—

Class D M&E - 1.80%	$4.368677	$11.021839	$7.358397	$8.829491

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$4.472466	$11.283397	$7.532867	$9.038907

Class G M&E - 1.65%	$4.396673	$11.092432	$7.405467	$8.886006

Class H M&E - 1.40%	$4.443855	$11.211332	$7.484772	$8.981224

Class I M&E - 1.80%	$4.368677	$11.021839	$7.358397	$8.829491

See accompanying notes.

31

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Short Emerging Markets	ProFund VP Short International	Fidelity VIP Contrafund® - SC II	Fidelity VIP Equity- Income - SC II
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	22,505.574	17,224.735	1,085,721.673	567,014.122

Cost	$334,360	$377,451	$27,521,681	$11,517,256

Investments in mutual funds, Level 1 quoted prices at net asset value	$336,458	$360,341	$24,580,739	$10,438,730
Receivable for units sold	3	14	—	—

Total assets	336,461	360,355	24,580,739	10,438,730

Liabilities
Payable for units redeemed	—	—	237	280

	$336,461	$360,355	$24,580,502	$10,438,450

Net Assets:
Deferred annuity contracts terminable by owners	$336,461	$360,355	$24,580,502	$10,438,450

Total net assets	$336,461	$360,355	$24,580,502	$10,438,450

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

32

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	ProFund VP Short Emerging Markets	ProFund VP Short International	Fidelity VIP Contrafund® - SC II	Fidelity VIP Equity- Income - SC II
	Subaccount	Subaccount	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	16,076	19,681	593,916	243,627

Class A M&E - 2.35%	—	—	—	2,912

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	43,703	17,245	1,042,833	485,353

Class B M&E - 2.50%	204	—	16,878	11,237

Class C M&E - 1.65%	9,795	9,173	283,090	131,816

Class C M&E - 2.50%	—	—	310	—

Class D M&E - 1.80%	167	—	12,050	14,620

Class D M&E - 2.50%	—	—	2,201	—

Class F M&E - 1.25%	—	—	—	—

Class G M&E - 1.65%	—	—	—	—

Class H M&E - 1.40%	—	68	—	—

Class I M&E - 1.80%	392	109	—	—

Accumulation unit value - Service:
Class A M&E - 1.25%	$4.803316	$7.832593	$12.828768	$11.959741

Class A M&E - 2.35%	$—	$—	$—	$9.505447

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$4.772669	$7.782626	$12.606947	$11.752963

Class B M&E - 2.50%	$8.766355	$—	$10.508279	$11.012161

Class C M&E - 1.65%	$4.722083	$7.700190	$12.246562	$11.416963

Class C M&E - 2.50%	$—	$—	$9.030616	$—

Class D M&E - 1.80%	$4.692053	$7.651242	$12.035558	$11.220123

Class D M&E - 2.50%	$—	$—	$10.122414	$—

Class F M&E - 1.25%	$4.803316	$7.832593	$—	$—

Class G M&E - 1.65%	$4.722083	$7.700190	$—	$—

Class H M&E - 1.40%	$4.772669	$7.782626	$—	$—

Class I M&E - 1.80%	$4.692053	$7.651242	$—	$—

See accompanying notes.

33

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	Fidelity VIP Growth Opportunities - SC II	Fidelity VIP Index 500 - SC II
	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—

Cost	$—	$—

Number of shares - Service	180,267.222	1,705.862

Cost	$2,958,862	$218,754

Investments in mutual funds, Level 1 quoted prices at net asset value	$3,268,245	$218,760
Receivable for units sold	—	—

Total assets	3,268,245	218,760

Liabilities
Payable for units redeemed	981	17

	$3,267,264	$218,743

Net Assets:
Deferred annuity contracts terminable by owners	$3,267,264	$218,743

Total net assets	$3,267,264	$218,743

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—

Class A M&E - 2.35%	—	—

Class A M&E - 2.50%	—	—

Class B M&E - 1.40%	—	—

Class B M&E - 2.50%	—	—

Class C M&E - 1.65%	—	—

Class C M&E - 2.50%	—	—

Class D M&E - 1.80%	—	—

Class D M&E - 2.50%	—	—

Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—

Class A M&E - 2.35%	$—	$—

Class A M&E - 2.50%	$—	$—

Class B M&E - 1.40%	$—	$—

Class B M&E - 2.50%	$—	$—

Class C M&E - 1.65%	$—	$—

Class C M&E - 2.50%	$—	$—

Class D M&E - 1.80%	$—	$—

Class D M&E - 2.50%	$—	$—

34

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	Fidelity VIP Growth Opportunities - SC II	Fidelity VIP Index 500 - SC II
	Subaccount	Subaccount
Accumulation units outstanding - Service:
Class A M&E - 1.25%	116,563	—

Class A M&E - 2.35%	—	—

Class A M&E - 2.50%	—	—

Class B M&E - 1.40%	233,053	—

Class B M&E - 2.50%	1,651	—

Class C M&E - 1.65%	64,150	—

Class C M&E - 2.50%	—	—

Class D M&E - 1.80%	4,369	—

Class D M&E - 2.50%	—	—

Class F M&E - 1.25%	—	—

Class G M&E - 1.65%	—	—

Class H M&E - 1.40%	—	410

Class I M&E - 1.80%	—	18,893

Accumulation unit value - Service:
Class A M&E - 1.25%	$7.912976	$—

Class A M&E - 2.35%	$—	$—

Class A M&E - 2.50%	$—	$—

Class B M&E - 1.40%	$7.776136	$—

Class B M&E - 2.50%	$9.474656	$—

Class C M&E - 1.65%	$7.553782	$—

Class C M&E - 2.50%	$—	$—

Class D M&E - 1.80%	$7.423574	$—

Class D M&E - 2.50%	$—	$—

Class F M&E - 1.25%	$—	$—

Class G M&E - 1.65%	$—	$—

Class H M&E - 1.40%	$—	$11.675126

Class I M&E - 1.80%	$—	$11.324337

See accompanying notes.

35

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA JPMorgan Core Bond	TA Asset Allocation - Conservative	TA Asset Allocation - Growth	TA Asset Allocation - Moderate Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$80,164,420	$125,197,975	$144,796,048	$272,762,010

Investment Income:
Dividends	5,284,597	3,735,175	1,409,674	5,583,849
Investment Expenses:
Mortality and expense risk and other charges	1,128,457	1,699,132	1,874,098	3,638,325

Net investment income (loss)	4,156,140	2,036,043	(464,424)	1,945,524

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	321,290	—	—
Realized gain (loss) on investments	2,127,801	(4,774,385)	(14,570,237)	(4,062,186)

Net realized capital gains (losses) on investments	2,127,801	(4,453,095)	(14,570,237)	(4,062,186)
Net change in unrealized appreciation/depreciation	(802,103)	10,726,967	31,382,381	28,786,431

Net Gain (Loss) on Investment	1,325,698	6,273,872	16,812,144	24,724,245

Increase (decrease) in net assets from operations	5,481,838	8,309,915	16,347,720	26,669,769

Increase (decrease) in net assets from contract transactions	(11,684,721)	(17,764,242)	(23,959,152)	(36,550,434)

Total increase (decrease) in net assets	(6,202,883)	(9,454,327)	(7,611,432)	(9,880,665)

Net Assets as of December 31, 2010	$73,961,537	$115,743,648	$137,184,616	$262,881,345

Investment Income:
Dividends	3,299,568	2,887,185	1,504,775	5,027,408
Investment Expenses:
Mortality and expense risk and other charges	1,024,078	1,545,899	1,765,659	3,480,354

Net investment income (loss)	2,275,490	1,341,286	(260,884)	1,547,054

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	99,427	—	—	—
Realized gain (loss) on investments	1,706,309	(1,231,627)	(12,518,408)	(1,455,598)

Net realized capital gains (losses) on investments	1,805,736	(1,231,627)	(12,518,408)	(1,455,598)
Net change in unrealized appreciation/depreciation	330,558	1,337,148	4,673,182	(7,785,810)

Net Gain (Loss) on Investment	2,136,294	105,521	(7,845,226)	(9,241,408)

Increase (decrease) in net assets from operations	4,411,784	1,446,807	(8,106,110)	(7,694,354)

Increase (decrease) in net assets from contract transactions	82,683	(15,673,700)	(20,374,708)	(31,814,542)

Total increase (decrease) in net assets	4,494,467	(14,226,893)	(28,480,818)	(39,508,896)

Net Assets as of December 31, 2011	$78,456,004	$101,516,755	$108,703,798	$223,372,449

See accompanying notes.

36

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Asset Allocation - Moderate	TA International Moderate Growth	TA MFS International Equity	TA Clarion Global Real Estate Securities
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$247,388,006	$7,769,103	$54,905,876	$45,224,219

Investment Income:
Dividends	6,652,984	201,491	703,684	2,644,375
Investment Expenses:
Mortality and expense risk and other charges	3,304,955	107,848	704,727	595,215

Net investment income (loss)	3,348,029	93,643	(1,043)	2,049,160

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(4,916,476)	(493,223)	(5,041,301)	(13,112,434)

Net realized capital gains (losses) on investments	(4,916,476)	(493,223)	(5,041,301)	(13,112,434)
Net change in unrealized appreciation/depreciation	20,024,314	1,045,614	9,168,241	16,288,120

Net Gain (Loss) on Investment	15,107,838	552,391	4,126,940	3,175,686

Increase (decrease) in net assets from operations	18,455,867	646,034	4,125,897	5,224,846

Increase (decrease) in net assets from contract transactions	(33,861,399)	(140,642)	(5,474,195)	(5,156,410)

Total increase (decrease) in net assets	(15,405,532)	505,392	(1,348,298)	68,436

Net Assets as of December 31, 2010	$231,982,474	$8,274,495	$53,557,578	$45,292,655

Investment Income:
Dividends	4,676,005	166,952	576,351	3,019,254
Investment Expenses:
Mortality and expense risk and other charges	3,025,028	109,820	663,665	602,143

Net investment income (loss)	1,650,977	57,132	(87,314)	2,417,111

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(5,725,590)	(289,603)	(3,326,919)	(6,219,924)

Net realized capital gains (losses) on investments	(5,725,590)	(289,603)	(3,326,919)	(6,219,924)
Net change in unrealized appreciation/depreciation	3,108,268	(466,853)	(1,906,836)	467,241

Net Gain (Loss) on Investment	(2,617,322)	(756,456)	(5,233,755)	(5,752,683)

Increase (decrease) in net assets from operations	(966,345)	(699,324)	(5,321,069)	(3,335,572)

Increase (decrease) in net assets from contract transactions	(43,520,496)	(686,882)	(7,840,497)	(4,520,253)

Total increase (decrease) in net assets	(44,486,841)	(1,386,206)	(13,161,566)	(7,855,825)

Net Assets as of December 31, 2011	$187,495,633	$6,888,289	$40,396,012	$37,436,830

See accompanying notes.

37

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA JPMorgan Tactical Allocation	TA JPMorgan Mid Cap Value	TA JPMorgan Enhanced Index	TA BlackRock Large Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$97,393,233	$18,374,400	$5,566,176	$61,049,942

Investment Income:
Dividends	3,107,353	333,243	107,017	610,986
Investment Expenses:
Mortality and expense risk and other charges	1,173,057	254,608	98,650	1,050,747

Net investment income (loss)	1,934,296	78,635	8,367	(439,761)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(6,364,362)	(464,832)	(986,286)	(7,629,412)

Net realized capital gains (losses) on investments	(6,364,362)	(464,832)	(986,286)	(7,629,412)
Net change in unrealized appreciation/depreciation	3,205,116	3,919,274	1,906,781	12,850,664

Net Gain (Loss) on Investment	(3,159,246)	3,454,442	920,495	5,221,252

Increase (decrease) in net assets from operations	(1,224,950)	3,533,077	928,862	4,781,491

Increase (decrease) in net assets from contract transactions	(19,279,052)	(2,863,399)	2,056,688	19,925,605

Total increase (decrease) in net assets	(20,504,002)	669,678	2,985,550	24,707,096

Net Assets as of December 31, 2010	$76,889,231	$19,044,078	$8,551,726	$85,757,038

Investment Income:
Dividends	1,228,458	201,286	114,165	1,388,428
Investment Expenses:
Mortality and expense risk and other charges	959,960	249,440	127,358	1,112,449

Net investment income (loss)	268,498	(48,154)	(13,193)	275,979

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(4,514,500)	(19,795)	123,836	(3,628,632)

Net realized capital gains (losses) on investments	(4,514,500)	(19,795)	123,836	(3,628,632)
Net change in unrealized appreciation/depreciation	5,823,033	173,753	(287,828)	4,802,182

Net Gain (Loss) on Investment	1,308,533	153,958	(163,992)	1,173,550

Increase (decrease) in net assets from operations	1,577,031	105,804	(177,185)	1,449,529

Increase (decrease) in net assets from contract transactions	(12,976,292)	(2,719,012)	1,144,681	(13,186,631)

Total increase (decrease) in net assets	(11,399,261)	(2,613,208)	967,496	(11,737,102)

Net Assets as of December 31, 2011	$65,489,970	$16,430,870	$9,519,222	$74,019,936

See accompanying notes.

38

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA AEGON High Yield Bond	TA PIMCO Total Return	TA Morgan Stanley Capital Growth	TA T. Rowe Price Small Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$21,867,223	$65,766,057	$32,581,427	$23,170,122

Investment Income:
Dividends	3,400,321	3,288,050	279,019	—
Investment Expenses:
Mortality and expense risk and other charges	329,983	1,057,058	441,857	336,637

Net investment income (loss)	3,070,338	2,230,992	(162,838)	(336,637)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	112,579	—	—
Realized gain (loss) on investments	2,624,969	278,613	(2,363,177)	(4,354,673)

Net realized capital gains (losses) on investments	2,624,969	391,192	(2,363,177)	(4,354,673)
Net change in unrealized appreciation/depreciation	(3,383,687)	1,321,685	10,130,631	11,296,083

Net Gain (Loss) on Investment	(758,718)	1,712,877	7,767,454	6,941,410

Increase (decrease) in net assets from operations	2,311,620	3,943,869	7,604,616	6,604,773

Increase (decrease) in net assets from contract transactions	5,145,669	2,589,757	(2,724,347)	586,132

Total increase (decrease) in net assets	7,457,289	6,533,626	4,880,269	7,190,905

Net Assets as of December 31, 2010	$29,324,512	$72,299,683	$37,461,696	$30,361,027

Investment Income:
Dividends	1,235,310	1,630,092	—	—
Investment Expenses:
Mortality and expense risk and other charges	359,506	923,643	487,520	419,342

Net investment income (loss)	875,804	706,449	(487,520)	(419,342)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	1,739,940	—	—
Realized gain (loss) on investments	253,293	1,194,357	(974,291)	2,737,958

Net realized capital gains (losses) on investments	253,293	2,934,297	(974,291)	2,737,958
Net change in unrealized appreciation/depreciation	(160,161)	(686,788)	(723,741)	(2,403,204)

Net Gain (Loss) on Investment	93,132	2,247,509	(1,698,032)	334,754
Increase (decrease) in net assets from operations	968,936	2,953,958	(2,185,552)	(84,588)

Increase (decrease) in net assets from contract transactions	(6,067,227)	(7,494,943)	(5,419,465)	(4,467,803)

Total increase (decrease) in net assets	(5,098,291)	(4,540,985)	(7,605,017)	(4,552,391)

Net Assets as of December 31, 2011	$24,226,221	$67,758,698	$29,856,679	$25,808,636

See accompanying notes.

39

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Third Avenue Value	TA Multi-Managed Balanced	TA AllianceBernstein Dynamic Allocation	TA WMC Diversified Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$102,001,543	$12,942,351	$11,075,967	$310,379,271

Investment Income:
Dividends	2,504,368	628,697	614,616	1,569,493
Investment Expenses:
Mortality and expense risk and other charges	1,245,795	1,218,979	166,029	3,957,717

Net investment income (loss)	1,258,573	(590,282)	448,587	(2,388,224)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(29,387,686)	(402,611)	(1,564,448)	(13,735,188)

Net realized capital gains (losses) on investments	(29,387,686)	(402,611)	(1,564,448)	(13,735,188)
Net change in unrealized appreciation/depreciation	39,119,409	19,117,211	1,998,024	61,126,656

Net Gain (Loss) on Investment	9,731,723	18,714,600	433,576	47,391,468

Increase (decrease) in net assets from operations	10,990,296	18,124,318	882,163	45,003,244

Increase (decrease) in net assets from contract transactions	(22,924,728)	107,837,246	455,483	(39,825,819)

Total increase (decrease) in net assets	(11,934,432)	125,961,564	1,337,646	5,177,425

Net Assets as of December 31, 2010	$90,067,111	$138,903,915	$12,413,613	$315,556,696

Investment Income:
Dividends	4,040,028	3,008,968	89,236	1,105,491
Investment Expenses:
Mortality and expense risk and other charges	1,126,936	1,792,930	171,525	3,911,006

Net investment income (loss)	2,913,092	1,216,038	(82,289)	(2,805,515)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(13,860,129)	3,357,222	(512,997)	(5,421,745)

Net realized capital gains (losses) on investments	(13,860,129)	3,357,222	(512,997)	(5,421,745)
Net change in unrealized appreciation/depreciation	(1,780,548)	(1,065,509)	651,975	(5,726,498)

Net Gain (Loss) on Investment	(15,640,677)	2,291,713	138,978	(11,148,243)
Increase (decrease) in net assets from operations	(12,727,585)	3,507,751	56,689	(13,953,758)

Increase (decrease) in net assets from contract transactions	(11,693,831)	(17,281,082)	(2,199,728)	70,734,856

Total increase (decrease) in net assets	(24,421,416)	(13,773,331)	(2,143,039)	56,781,098

Net Assets as of December 31, 2011	$65,645,695	$125,130,584	$10,270,574	$372,337,794

See accompanying notes.

40

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA AEGON Money Market	TA Systematic Small/Mid Cap Value	TA AEGON U.S. Government Securities	TA Morgan Stanley Mid-Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$95,663,650	$31,539,154	$22,271,277	$120,275,016

Investment Income:
Dividends	4,471	203,297	714,679	149,515
Investment Expenses:
Mortality and expense risk and other charges	1,217,709	433,528	318,528	1,681,480

Net investment income (loss)	(1,213,238)	(230,231)	396,151	(1,531,965)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	513,348	—
Realized gain (loss) on investments	—	(4,265,220)	810,455	(4,479,250)

Net realized capital gains (losses) on investments	—	(4,265,220)	1,323,803	(4,479,250)
Net change in unrealized appreciation/depreciation	—	11,466,459	(1,082,170)	41,853,972

Net Gain (Loss) on Investment	—	7,201,239	241,633	37,374,722

Increase (decrease) in net assets from operations	(1,213,238)	6,971,008	637,784	35,842,757

Increase (decrease) in net assets from contract transactions	(16,163,672)	(3,311,523)	(728,859)	(14,654,446)

Total increase (decrease) in net assets	(17,376,910)	3,659,485	(91,075)	21,188,311

Net Assets as of December 31, 2010	$78,286,740	$35,198,639	$22,180,202	$141,463,327

Investment Income:
Dividends	3,976	45,274	545,327	428,800
Investment Expenses:
Mortality and expense risk and other charges	1,086,686	463,863	272,208	1,837,041

Net investment income (loss)	(1,082,710)	(418,589)	273,119	(1,408,241)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	337,318	—
Realized gain (loss) on investments	—	4,079,609	259,047	2,051,093

Net realized capital gains (losses) on investments	—	4,079,609	596,365	2,051,093
Net change in unrealized appreciation/depreciation	—	(4,723,077)	259,137	(10,869,917)

Net Gain (Loss) on Investment	—	(643,468)	855,502	(8,818,824)

Increase (decrease) in net assets from operations	(1,082,710)	(1,062,057)	1,128,621	(10,227,065)

Increase (decrease) in net assets from contract transactions	2,449,213	(2,627,083)	(1,019,670)	15,910,703

Total increase (decrease) in net assets	1,366,503	(3,689,140)	108,951	5,683,638

Net Assets as of December 31, 2011	$79,653,243	$31,509,499	$22,289,153	$147,146,965

See accompanying notes.

41

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Vanguard ETF Index - Balanced - SC	TA Vanguard ETF Index - Growth - SC	TA Multi Managed Large-Cap Core	TA Jennison Growth
	Subaccount	Subaccount	Subaccount	Subaccount(1)
Net Assets as of January 1, 2010	$157,399	$2,102,979	$12,900,942	$—

Investment Income:
Dividends	1,976	27,372	89,776	5,716
Investment Expenses:
Mortality and expense risk and other charges	3,088	33,295	187,189	151,990

Net investment income (loss)	(1,112)	(5,923)	(97,413)	(146,274)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	1,809	23,261	—	—
Realized gain (loss) on investments	17,931	(29,952)	640,596	(368,803)

Net realized capital gains (losses) on investments	19,740	(6,691)	640,596	(368,803)
Net change in unrealized appreciation/depreciation	421	269,860	1,649,257	1,314,938

Net Gain (Loss) on Investment	20,161	263,169	2,289,853	946,135
Increase (decrease) in net assets from operations	19,049	257,246	2,192,440	799,861

Increase (decrease) in net assets from contract transactions	279,351	224,883	(268,666)	15,837,957

Total increase (decrease) in net assets	298,400	482,129	1,923,774	16,637,818

Net Assets as of December 31, 2010	$455,799	$2,585,108	$14,824,716	$16,637,818

Investment Income:
Dividends	5,726	35,810	122,080	21,392
Investment Expenses:
Mortality and expense risk and other charges	7,106	35,815	232,889	242,936

Net investment income (loss)	(1,380)	(5)	(110,809)	(221,544)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	6,070	25,907	—	—
Realized gain (loss) on investments	6,076	6,258	1,032,126	516,765

Net realized capital gains (losses) on investments	12,146	32,165	1,032,126	516,765
Net change in unrealized appreciation/depreciation	(11,643)	(102,477)	(1,627,822)	(1,179,592)

Net Gain (Loss) on Investment	503	(70,312)	(595,696)	(662,827)

Increase (decrease) in net assets from operations	(877)	(70,317)	(706,505)	(884,371)

Increase (decrease) in net assets from contract transactions	65,970	(101,177)	1,486,683	1,402,892

Total increase (decrease) in net assets	65,093	(171,494)	780,178	518,521

Net Assets as of December 31, 2011	$520,892	$2,413,614	$15,604,894	$17,156,339

See accompanying notes.

42

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Janus Balanced - SC	TA Hanlon Balanced - SC	TA Hanlon Growth - SC	TA Hanlon Growth and Income - SC
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$561,332	$506,447	$162,819	$340,353

Investment Income:
Dividends	1,791	12,377	8,217	15,103
Investment Expenses:
Mortality and expense risk and other charges	16,771	42,192	11,133	28,629

Net investment income (loss)	(14,980)	(29,815)	(2,916)	(13,526)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	4,277	6,050	5,462	8,735
Realized gain (loss) on investments	(17,019)	(57,372)	(46,866)	(62,806)

Net realized capital gains (losses) on investments	(12,742)	(51,322)	(41,404)	(54,071)
Net change in unrealized appreciation/depreciation	88,426	(4,543)	20,003	31,540

Net Gain (Loss) on Investment	75,684	(55,865)	(21,401)	(22,531)

Increase (decrease) in net assets from operations	60,704	(85,680)	(24,317)	(36,057)

Increase (decrease) in net assets from contract transactions	1,036,333	3,120,155	679,720	2,052,254

Total increase (decrease) in net assets	1,097,037	3,034,475	655,403	2,016,197

Net Assets as of December 31, 2010	$1,658,369	$3,540,922	$818,222	$2,356,550

Investment Income:
Dividends	2,620	41,417	9,148	35,857
Investment Expenses:
Mortality and expense risk and other charges	22,577	47,324	9,480	39,635

Net investment income (loss)	(19,957)	(5,907)	(332)	(3,778)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	45	—
Realized gain (loss) on investments	(2,810)	(13,794)	(9,187)	(5,474)

Net realized capital gains (losses) on investments	(2,810)	(13,794)	(9,142)	(5,474)
Net change in unrealized appreciation/depreciation	(207,816)	(133,547)	(74,049)	(246,983)

Net Gain (Loss) on Investment	(210,626)	(147,341)	(83,191)	(252,457)

Increase (decrease) in net assets from operations	(230,583)	(153,248)	(83,523)	(256,235)

Increase (decrease) in net assets from contract transactions	(106,138)	(87,728)	(159,594)	581,132

Total increase (decrease) in net assets	(336,721)	(240,976)	(243,117)	324,897

Net Assets as of December 31, 2011	$1,321,648	$3,299,946	$575,105	$2,681,447

See accompanying notes.

43

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Hanlon Income - SC	TA AEGON Tactical Vanguard EFT Growth - SC	TA AEGON Tactical Vanguard EFT Conservative - SC	Access VP High Yield
	Subaccount	Subaccount(1)	Subaccount(1)	Subaccount
Net Assets as of January 1, 2010	$2,762,759	$—	$—	$8,198,167

Investment Income:
Dividends	19,944	—	—	346,116
Investment Expenses:
Mortality and expense risk and other charges	124,257	—	—	51,245

Net investment income (loss)	(104,313)	—	—	294,871

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	33,589	—	—	—
Realized gain (loss) on investments	(1,634)	—	—	723,149

Net realized capital gains (losses) on investments	31,955	—	—	723,149
Net change in unrealized appreciation/depreciation	(34,760)	—	—	(755,097)

Net Gain (Loss) on Investment	(2,805)	—	—	(31,948)

Increase (decrease) in net assets from operations	(107,118)	—	—	262,923

Increase (decrease) in net assets from contract transactions	7,568,476	—	—	(4,639,343)

Total increase (decrease) in net assets	7,461,358	—	—	(4,376,420)

Net Assets as of December 31, 2010	$10,224,117	$—	$—	$3,821,747

Investment Income:
Dividends	161,893	—	—	46,242
Investment Expenses:
Mortality and expense risk and other charges	137,476	2,050	474	65,580

Net investment income (loss)	24,417	(2,050)	(474)	(19,338)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	53,216	—	—	138,015
Realized gain (loss) on investments	19,620	(4,574)	(3)	110,167

Net realized capital gains (losses) on investments	72,836	(4,574)	(3)	248,182
Net change in unrealized appreciation/depreciation	57,252	(27,776)	3,366	(207,178)

Net Gain (Loss) on Investment	130,088	(32,350)	3,363	41,004

Increase (decrease) in net assets from operations	154,505	(34,400)	2,889	21,666

Increase (decrease) in net assets from contract transactions	372,810	2,615,913	552,410	472,098

Total increase (decrease) in net assets	527,315	2,581,513	555,299	493,764

Net Assets as of December 31, 2011	$10,751,432	$2,581,513	$555,299	$4,315,511

See accompanying notes.

44

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	ProFund VP Bull	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$7,696,051	$18,791,752	$3,536,691	$972,429

Investment Income:
Dividends	6,678	5,216	—	—
Investment Expenses:
Mortality and expense risk and other charges	64,227	365,020	60,461	10,187

Net investment income (loss)	(57,549)	(359,804)	(60,461)	(10,187)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	468,231	—	410,713	(346,334)

Net realized capital gains (losses) on investments	468,231	—	410,713	(346,334)
Net change in unrealized appreciation/depreciation	281,220	—	(62,234)	38,711

Net Gain (Loss) on Investment	749,451	—	348,479	(307,623)

Increase (decrease) in net assets from operations	691,902	(359,804)	288,018	(317,810)

Increase (decrease) in net assets from contract transactions	(4,380,954)	(8,618,313)	1,944,719	(371,454)

Total increase (decrease) in net assets	(3,689,052)	(8,978,117)	2,232,737	(689,264)

Net Assets as of December 31, 2010	$4,006,999	$9,813,635	$5,769,428	$283,165

Investment Income:
Dividends	—	4,326	—	—
Investment Expenses:
Mortality and expense risk and other charges	43,440	318,789	62,316	4,255

Net investment income (loss)	(43,440)	(314,463)	(62,316)	(4,255)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	57,077	—	—	—
Realized gain (loss) on investments	485,251	—	49,511	(61,288)

Net realized capital gains (losses) on investments	542,328	—	49,511	(61,288)
Net change in unrealized appreciation/depreciation	(495,200)	—	(306,804)	22,722

Net Gain (Loss) on Investment	47,128	—	(257,293)	(38,566)

Increase (decrease) in net assets from operations	3,688	(314,463)	(319,609)	(42,821)

Increase (decrease) in net assets from contract transactions	(984,767)	8,841,659	(729,553)	154,053

Total increase (decrease) in net assets	(981,079)	8,527,196	(1,049,162)	111,232

Net Assets as of December 31, 2011	$3,025,920	$18,340,831	$4,720,266	$394,397

See accompanying notes.

45

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	ProFund VP Small- Cap	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$1,631,864	$525,522	$7,577,975	$1,772,706

Investment Income:
Dividends	—	6,245	29,251	—
Investment Expenses:
Mortality and expense risk and other charges	23,820	4,868	103,714	29,920

Net investment income (loss)	(23,820)	1,377	(74,463)	(29,920)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	243,902	14,412	(375,693)	144,111

Net realized capital gains (losses) on investments	243,902	14,412	(375,693)	144,111
Net change in unrealized appreciation/depreciation	128,346	(19,273)	1,832,722	323,557

Net Gain (Loss) on Investment	372,248	(4,861)	1,457,029	467,668

Increase (decrease) in net assets from operations	348,428	(3,484)	1,382,566	437,748

Increase (decrease) in net assets from contract transactions	3,924,839	(181,797)	2,764,342	643,742

Total increase (decrease) in net assets	4,273,267	(185,281)	4,146,908	1,081,490

Net Assets as of December 31, 2010	$5,905,131	$340,241	$11,724,883	$2,854,196

Investment Income:
Dividends	—	3,599	16,769	—
Investment Expenses:
Mortality and expense risk and other charges	31,998	12,170	161,538	40,779

Net investment income (loss)	(31,998)	(8,571)	(144,769)	(40,779)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	792,699
Realized gain (loss) on investments	546,635	(294,053)	1,541,076	(1,152,842)

Net realized capital gains (losses) on investments	546,635	(294,053)	1,541,076	(360,143)
Net change in unrealized appreciation/depreciation	(253,049)	(20,154)	(1,496,752)	(812,463)

Net Gain (Loss) on Investment	293,586	(314,207)	44,324	(1,172,606)

Increase (decrease) in net assets from operations	261,588	(322,778)	(100,445)	(1,213,385)

Increase (decrease) in net assets from contract transactions	(3,679,075)	178,989	(3,491,075)	658,685

Total increase (decrease) in net assets	(3,417,487)	(143,789)	(3,591,520)	(554,700)

Net Assets as of December 31, 2011	$2,487,644	$196,452	$8,133,363	$2,299,496

See accompanying notes.

46

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small- Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$7,033,307	$97,962	$857,334	$1,657,473

Investment Income:
Dividends	122,260	—	48,057	881
Investment Expenses:
Mortality and expense risk and other charges	68,997	10,939	12,276	14,759

Net investment income (loss)	53,263	(10,939)	35,781	(13,878)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	152,942	(28,397)	54,839	110,852

Net realized capital gains (losses) on investments	152,942	(28,397)	54,839	110,852
Net change in unrealized appreciation/depreciation	(52,363)	94,898	(121,996)	(37,289)

Net Gain (Loss) on Investment	100,579	66,501	(67,157)	73,563
Increase (decrease) in net assets from operations	153,842	55,562	(31,376)	59,685

Increase (decrease) in net assets from contract transactions	(2,973,240)	3,514,505	(31,139)	(939,931)

Total increase (decrease) in net assets	(2,819,398)	3,570,067	(62,515)	(880,246)

Net Assets as of December 31, 2010	$4,213,909	$3,668,029	$794,819	$777,227

Investment Income:
Dividends	100,974	—	17,898	—
Investment Expenses:
Mortality and expense risk and other charges	82,528	26,456	31,562	25,060

Net investment income (loss)	18,446	(26,456)	(13,664)	(25,060)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	163,559	231,594	(119,522)	228,138

Net realized capital gains (losses) on investments	163,559	231,594	(119,522)	228,138
Net change in unrealized appreciation/depreciation	522,625	10,089	366,129	(74,828)

Net Gain (Loss) on Investment	686,184	241,683	246,607	153,310
Increase (decrease) in net assets from operations	704,630	215,227	232,943	128,250

Increase (decrease) in net assets from contract transactions	7,206,898	2,508,981	5,652,311	972,426

Total increase (decrease) in net assets	7,911,528	2,724,208	5,885,254	1,100,676

Net Assets as of December 31, 2011	$12,125,437	$6,392,237	$6,680,073	$1,877,903

See accompanying notes.

47

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$661,187	$13,741,556	$3,569,383	$5,665,586

Investment Income:
Dividends	—	—	—	4,104
Investment Expenses:
Mortality and expense risk and other charges	7,169	166,680	38,249	80,262

Net investment income (loss)	(7,169)	(166,680)	(38,249)	(76,158)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	205,279	136,951	—
Realized gain (loss) on investments	(47,436)	204,651	(300,722)	258,349

Net realized capital gains (losses) on investments	(47,436)	409,930	(163,771)	258,349
Net change in unrealized appreciation/depreciation	21,092	3,823	(254,575)	257,470

Net Gain (Loss) on Investment	(26,344)	413,753	(418,346)	515,819
Increase (decrease) in net assets from operations	(33,513)	247,073	(456,595)	439,661

Increase (decrease) in net assets from contract transactions	(238,698)	763,256	1,214,051	309,094

Total increase (decrease) in net assets	(272,211)	1,010,329	757,456	748,755

Net Assets as of December 31, 2010	$388,976	$14,751,885	$4,326,839	$6,414,341

Investment Income:
Dividends	—	—	—	2,046
Investment Expenses:
Mortality and expense risk and other charges	7,813	127,618	40,660	73,949

Net investment income (loss)	(7,813)	(127,618)	(40,660)	(71,903)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	344,414
Realized gain (loss) on investments	(6,499)	115,136	(382,266)	(661,536)

Net realized capital gains (losses) on investments	(6,499)	115,136	(382,266)	(317,122)
Net change in unrealized appreciation/depreciation	(26,113)	(2,219,736)	(221,893)	(1,301,041)

Net Gain (Loss) on Investment	(32,612)	(2,104,600)	(604,159)	(1,618,163)
Increase (decrease) in net assets from operations	(40,425)	(2,232,218)	(644,819)	(1,690,066)

Increase (decrease) in net assets from contract transactions	35,945	(6,840,281)	(2,534,213)	(2,265,875)

Total increase (decrease) in net assets	(4,480)	(9,072,499)	(3,179,032)	(3,955,941)

Net Assets as of December 31, 2011	$384,496	$5,679,386	$1,147,807	$2,458,400

See accompanying notes.

48

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$101,037	$618,831	$1,315,086	$5,545,293

Investment Income:
Dividends	—	—	10,129	31,093
Investment Expenses:
Mortality and expense risk and other charges	3,034	14,181	30,855	79,659

Net investment income (loss)	(3,034)	(14,181)	(20,726)	(48,566)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(11,894)	(339,796)	(46,706)	563,701

Net realized capital gains (losses) on investments	(11,894)	(339,796)	(46,706)	563,701
Net change in unrealized appreciation/depreciation	(4,463)	71,712	83,729	665,402

Net Gain (Loss) on Investment	(16,357)	(268,084)	37,023	1,229,103
Increase (decrease) in net assets from operations	(19,391)	(282,265)	16,297	1,180,537

Increase (decrease) in net assets from contract transactions	(47,657)	460,565	526,824	3,232,524

Total increase (decrease) in net assets	(67,048)	178,300	543,121	4,413,061

Net Assets as of December 31, 2010	$33,989	$797,131	$1,858,207	$9,958,354

Investment Income:
Dividends	—	—	4,259	11,846
Investment Expenses:
Mortality and expense risk and other charges	1,743	10,579	41,510	121,926

Net investment income (loss)	(1,743)	(10,579)	(37,251)	(110,080)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(3,503)	(208,017)	342,826	849,762

Net realized capital gains (losses) on investments	(3,503)	(208,017)	342,826	849,762
Net change in unrealized appreciation/depreciation	(18,736)	77,564	864,242	(2,153,884)

Net Gain (Loss) on Investment	(22,239)	(130,453)	1,207,068	(1,304,122)
Increase (decrease) in net assets from operations	(23,982)	(141,032)	1,169,817	(1,414,202)

Increase (decrease) in net assets from contract transactions	241,856	53,860	1,229,399	(2,541,833)

Total increase (decrease) in net assets	217,874	(87,172)	2,399,216	(3,956,035)

Net Assets as of December 31, 2011	$251,863	$709,959	$4,257,423	$6,002,319

See accompanying notes.

49

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$2,189,669	$8,029,177	$230,306	$2,577,703

Investment Income:
Dividends	11,425	—	54,637	—
Investment Expenses:
Mortality and expense risk and other charges	44,176	133,386	17,334	33,631

Net investment income (loss)	(32,751)	(133,386)	37,303	(33,631)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	135,447
Realized gain (loss) on investments	26,801	1,601,034	35,360	409,479

Net realized capital gains (losses) on investments	26,801	1,601,034	35,360	544,926
Net change in unrealized appreciation/depreciation	(96,861)	1,287,436	353,864	17,443

Net Gain (Loss) on Investment	(70,060)	2,888,470	389,224	562,369
Increase (decrease) in net assets from operations	(102,811)	2,755,084	426,527	528,738

Increase (decrease) in net assets from contract transactions	150,283	661,791	1,398,614	798,856

Total increase (decrease) in net assets	47,472	3,416,875	1,825,141	1,327,594

Net Assets as of December 31, 2010	$2,237,141	$11,446,052	$2,055,447	$3,905,297

Investment Income:
Dividends	—	—	64,221	—
Investment Expenses:
Mortality and expense risk and other charges	28,479	143,761	24,612	40,416

Net investment income (loss)	(28,479)	(143,761)	39,609	(40,416)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	149,552	—	812,681
Realized gain (loss) on investments	(150,363)	851,286	352,441	(271,585)

Net realized capital gains (losses) on investments	(150,363)	1,000,838	352,441	541,096
Net change in unrealized appreciation/depreciation	(260,480)	(3,140,559)	(366,834)	(213,708)

Net Gain (Loss) on Investment	(410,843)	(2,139,721)	(14,393)	327,388
Increase (decrease) in net assets from operations	(439,322)	(2,283,482)	25,216	286,972

Increase (decrease) in net assets from contract transactions	(580,381)	(594,615)	(1,765,949)	(2,005,913)

Total increase (decrease) in net assets	(1,019,703)	(2,878,097)	(1,740,733)	(1,718,941)

Net Assets as of December 31, 2011	$1,217,438	$8,567,955	$314,714	$2,186,356

See accompanying notes.

50

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	ProFund VP Short Emerging Markets	ProFund VP Short International	Fidelity VIP Contrafund® - SC II	Fidelity VIP Equity- Income - SC II
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$290,588	$856,218	$29,369,358	$13,263,253

Investment Income:
Dividends	—	—	267,401	192,781
Investment Expenses:
Mortality and expense risk and other charges	7,148	7,143	380,146	172,804

Net investment income (loss)	(7,148)	(7,143)	(112,745)	19,977
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	12,092	—
Realized gain (loss) on investments	(167,673)	(369,002)	(1,766,653)	(1,166,372)

Net realized capital gains (losses) on investments	(167,673)	(369,002)	(1,754,561)	(1,166,372)
Net change in unrealized appreciation/depreciation	18,281	280,019	5,804,323	2,696,309

Net Gain (Loss) on Investment	(149,392)	(88,983)	4,049,762	1,529,937
Increase (decrease) in net assets from operations	(156,540)	(96,126)	3,937,017	1,549,914

Increase (decrease) in net assets from contract transactions	268,484	(450,712)	(4,705,874)	(2,220,805)

Total increase (decrease) in net assets	111,944	(546,838)	(768,857)	(670,891)

Net Assets as of December 31, 2010	$402,532	$309,380	$28,600,501	$12,592,362

Investment Income:
Dividends	—	—	205,628	250,547
Investment Expenses:
Mortality and expense risk and other charges	5,006	4,359	374,070	163,341

Net investment income (loss)	(5,006)	(4,359)	(168,442)	87,206
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(36,204)	(50,921)	(693,507)	(996,083)

Net realized capital gains (losses) on investments	(36,204)	(50,921)	(693,507)	(996,083)
Net change in unrealized appreciation/depreciation	66,722	54,268	(194,303)	855,152

Net Gain (Loss) on Investment	30,518	3,347	(887,810)	(140,931)
Increase (decrease) in net assets from operations	25,512	(1,012)	(1,056,252)	(53,725)

Increase (decrease) in net assets from contract transactions	(91,583)	51,987	(2,963,747)	(2,100,187)

Total increase (decrease) in net assets	(66,071)	50,975	(4,019,999)	(2,153,912)

Net Assets as of December 31, 2011	$336,461	$360,355	$24,580,502	$10,438,450

See accompanying notes.

51

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Fidelity VIP Growth Opportunities - SC II	Fidelity VIP Index 500 - SC II
	Subaccount	Subaccount
Net Assets as of January 1, 2010	$4,058,057	$241,815

Investment Income:
Dividends	—	3,992
Investment Expenses:
Mortality and expense risk and other charges	48,725	4,204

Net investment income (loss)	(48,725)	(212)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	4,615
Realized gain (loss) on investments	(505,750)	(1,870)

Net realized capital gains (losses) on investments	(505,750)	2,745
Net change in unrealized appreciation/depreciation	1,274,209	26,641

Net Gain (Loss) on Investment	768,459	29,386
Increase (decrease) in net assets from operations	719,734	29,174

Increase (decrease) in net assets from contract transactions	(1,210,597)	(22,293)

Total increase (decrease) in net assets	(490,863)	6,881

Net Assets as of December 31, 2010	$3,567,194	$248,696

Investment Income:
Dividends	—	3,886
Investment Expenses:
Mortality and expense risk and other charges	51,594	4,121

Net investment income (loss)	(51,594)	(235)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	5,829
Realized gain (loss) on investments	51,826	888

Net realized capital gains (losses) on investments	51,826	6,717
Net change in unrealized appreciation/depreciation	5,772	(5,106)

Net Gain (Loss) on Investment	57,598	1,611
Increase (decrease) in net assets from operations	6,004	1,376

Increase (decrease) in net assets from contract transactions	(305,934)	(31,329)

Total increase (decrease) in net assets	(299,930)	(29,953)

Net Assets as of December 31, 2011	$3,267,264	$218,743

See accompanying notes.

52

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies

Organization

WRL Series Annuity Account (the Separate Account) is a segregated investment account of Western Reserve Life Assurance Co. of Ohio (WRL), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Freedom Attainer®, WRL Freedon Premier®, WRL Freedom Conqueror®, WRL Freedom Wealth Creator®, WRL Freedom Access®, WRL Freedom Enhancer®, WRL Freedom Bellwether®, and WRL Freedom Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Transamerica Series Trust - Initial	Transamerica Series Trust - Initial
TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP
TA International Moderate Growth	Transamerica International Moderate Growth VP
TA MFS International Equity	Transamerica MFS International Equity VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP
TA JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP
TA AEGON High Yield Bond	Transamerica AEGON High Yield Bond VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
TA Third Avenue Value	Transamerica Third Avenue Value VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA AllianceBernstein Dynamic Allocation	Transamerica AllianceBernstein Dynamic Allocation VP
TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP
TA AEGON Money Market	Transamerica AEGON Money Market VP
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP
TA AEGON U.S. Government Securities	Transamerica AEGON U.S. Government Securities VP
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP
TA Multi Managed Large-Cap Core	Transamerica Multi Managed Large-Cap Core VP
TA Jennison Growth	Transamerica Jennison Growth VP

53

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund

Transamerica Series Trust - Service	Transamerica Series Trust - Service
TA JPMorgan Core Bond - SC	Transamerica JPMorgan Core Bond VP
TA Asset Allocation - Conservative - SC	Transamerica Asset Allocation - Conservative VP
TA Asset Allocation - Growth - SC	Transamerica Asset Allocation - Growth VP
TA Asset Allocation - Moderate Growth - SC	Transamerica Asset Allocation - Moderate Growth VP
TA Asset Allocation - Moderate - SC	Transamerica Asset Allocation - Moderate VP
TA International Moderate Growth - SC	Transamerica International Moderate Growth VP
TA MFS International Equity - SC	Transamerica MFS International Equity VP
TA Clarion Global Real Estate Securities - SC	Transamerica Clarion Global Real Estate Securities VP
TA JPMorgan Tactical Allocation - SC	Transamerica JPMorgan Tactical Allocation VP
TA JPMorgan Mid Cap Value - SC	Transamerica JPMorgan Mid Cap Value VP
TA JPMorgan Enhanced Index - SC	Transamerica JPMorgan Enhanced Index VP
TA BlackRock Large Cap Value - SC	Transamerica BlackRock Large Cap Value VP
TA AEGON High Yield Bond - SC	Transamerica AEGON High Yield Bond VP
TA PIMCO Total Return - SC	Transamerica PIMCO Total Return VP
TA Morgan Stanley Capital Growth - SC	Transamerica Morgan Stanley Capital Growth VP
TA T. Rowe Price Small Cap - SC	Transamerica T. Rowe Price Small Cap VP
TA Third Avenue Value - SC	Transamerica Third Avenue Value VP
TA Multi-Managed Balanced - SC	Transamerica Multi-Managed Balanced VP
TA AllianceBernstein Dynamic Allocation - SC	Transamerica AllianceBernstein Dynamic Allocation VP
TA WMC Diversified Growth - SC	Transamerica WMC Diversified Growth VP
TA AEGON Money Market - SC	Transamerica AEGON Money Market VP
TA Systematic Small/Mid Cap Value - SC	Transamerica Systematic Small/Mid Cap Value VP
TA AEGON U.S. Government Securities - SC	Transamerica AEGON U.S. Government Securities VP
TA Morgan Stanley Mid-Cap Growth - SC	Transamerica Morgan Stanley Mid-Cap Growth VP
TA Vanguard ETF Index - Balanced - SC	Transamerica Index 50 VP
TA Vanguard ETF Index - Growth - SC	Transamerica Index 75 VP
TA Multi Managed Large-Cap Core - SC	Transamerica Multi Managed Large-Cap Core VP
TA Jennison Growth - SC	Transamerica Jennison Growth VP
TA Janus Balanced - SC	Transamerica Janus Balanced VP
TA Hanlon Balanced - SC	Transamerica Hanlon Balanced VP
TA Hanlon Growth - SC	Transamerica Hanlon Growth VP
TA Hanlon Growth and Income - SC	Transamerica Hanlon Growth and Income VP
TA Hanlon Income - SC	Transamerica Hanlon Income VP
TA AEGON Tactical Vanguard EFT Growth - SC	Transamerica AEGON Active Asset Allocation Moderate Growth
TA AEGON Tactical Vanguard EFT Conservative - SC	Transamerica AEGON Active Asset Allocation Conservative

54

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund

Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield

ProFunds	ProFunds
ProFund VP Bull	ProFund VP Bull
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Falling US Dollar	ProFund VP Falling US Dollar
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP International	ProFund VP International
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Japan	ProFund VP Japan
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Financials	ProFund VP Financials
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International

Fidelity® Variable Insurance Products Fund – Service Class 2	Fidelity® Variable Insurance Products Fund – Service Class 2
Fidelity VIP Contrafund® - SC II	Fidelity VIP Contrafund®
Fidelity VIP Equity-Income - SC II	Fidelity VIP Equity-Income
Fidelity VIP Growth Opportunities - SC II	Fidelity VIP Growth Opportunities
Fidelity VIP Index 500 - SC II	Fidelity VIP Index 500

55

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date

TA AEGON Tactical Vanguard EFT Growth - SC	December 9, 2011

TA AEGON Tactical Vanguard EFT Conservative - SC	December 9, 2011

TA Jennison Growth	April 30, 2010

TA Janus Balanced - SC	November 19, 2009

TA Hanlon Balanced - SC	November 19, 2009

TA Hanlon Growth - SC	November 19, 2009

TA Hanlon Growth and Income - SC	November 19, 2009

TA Hanlon Income - SC	November 19, 2009

TA Multi Managed Large-Cap Core	April 30, 2009

TA Vanguard ETF Index - Balanced - SC	May 1, 2008

TA Vanguard ETF Index - Growth - SC	May 1, 2008

Access VP High Yield	August 31, 2007

ProFund VP Europe 30	August 31, 2007

ProFund VP Oil & Gas	August 31, 2007

ProFund VP UltraSmall-Cap	August 31, 2007

ProFund VP Utilities	August 31, 2007

ProFund VP Consumer Services	August 31, 2007

ProFund VP Pharmaceuticals	August 31, 2007

ProFund VP Small-Cap Value	August 31, 2007

ProFund VP Falling US Dollar	August 31, 2007

ProFund VP Emerging Markets	August 31, 2007

ProFund VP International	August 31, 2007

ProFund VP Asia 30	August 31, 2007

ProFund VP Japan	August 31, 2007

ProFund VP Short NASDAQ-100	August 31, 2007

ProFund VP U.S. Government Plus	August 31, 2007

ProFund VP Basic Materials	August 31, 2007

ProFund VP Financials	August 31, 2007

ProFund VP Precious Metals	August 31, 2007

ProFund VP Telecommunications	August 31, 2007

ProFund VP Mid-Cap	August 31, 2007

ProFund VP Short Emerging Markets	August 31, 2007

ProFund VP Short International	August 31, 2007

56

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

The following Mutual Fund name changes were made effective during the fiscal year ended December 31, 2011:

Mutual Fund	Formerly

Transamerica JPMorgan Tactical Allocation VP	Transamerica Federated Market Opportunity VP

Transamerica Morgan Stanley Capital Growth VP	Transamerica Focus VP

Transamerica Multi-Managed Balanced VP	Transamerica Balanced VP

Transamerica AEGON Money Market VP	Transamerica Money Market VP

Transamerica Systematic Small/Mid Cap Value VP	Transamerica Small/Mid Cap Value VP

Transamerica AEGON U.S. Government Securities VP	Transamerica U.S. Government Securities VP

Transamerica Janus Balanced VP	Transamerica Foxhall Global Hard Asset VP

Transamerica Hanlon Income VP	Transamerica Hanlon Managed Income VP

Effective December 12, 2011, “Transamerica” has been changed to “TA” and “VP” has been removed from the Subaccount names.

The following Subaccount name changes were made effective during the fiscal year ended December 31, 2011:

Subaccount	Formerly
TA Vanguard ETF Index - Balanced	TA Index 50
TA Vanguard ETF Index - Growth	TA Index 75

The following Mutual Fund Mergers were made effective during the fiscal year ended December 31, 2011:

Mutual Fund	Formerly

Transamerica AEGON Active Asset Allocation Conservative	Transamerica Foxhall Global Conservative VP

Transamerica AEGON Active Asset Allocation Moderate Growth	Transamerica Foxhall Emerging Markets/Pacific Rim VP

Transamerica AEGON Active Asset Allocation Moderate Growth	Transamerica Foxhall Global Growth VP

Transamerica WMC Diversified Growth VP	Transamerica Diversified Equity VP

Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Growth Opportunities VP

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2011.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

57

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity

Notes to Financial Statements

December 31, 2011

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2011 were as follows:

Subaccount	Purchases	Sales
TA JPMorgan Core Bond	$24,169,493	$21,713,948
TA Asset Allocation - Conservative	16,365,805	30,698,164
TA Asset Allocation - Growth	9,660,359	30,295,690
TA Asset Allocation - Moderate Growth	11,657,179	41,925,470
TA Asset Allocation - Moderate	15,109,550	56,979,108
TA International Moderate Growth	1,365,201	1,994,965
TA MFS International Equity	6,721,669	14,643,469
TA Clarion Global Real Estate Securities	9,844,706	11,947,883
TA JPMorgan Tactical Allocation	3,702,061	16,409,895
TA JPMorgan Mid Cap Value	327,216	3,094,385
TA JPMorgan Enhanced Index	6,402,954	5,271,465
TA BlackRock Large Cap Value	5,466,658	18,378,526
TA AEGON High Yield Bond	20,860,986	26,052,395
TA PIMCO Total Return	22,133,012	27,181,555
TA Morgan Stanley Capital Growth	3,157,704	9,064,632
TA T. Rowe Price Small Cap	7,648,184	12,534,425
TA Third Avenue Value	8,787,577	17,557,395
TA Multi-Managed Balanced	6,600,101	22,665,194
TA AllianceBernstein Dynamic Allocation	2,978,009	5,260,035
TA WMC Diversified Growth	110,607,396	42,765,465
TA AEGON Money Market	55,759,030	54,393,704
TA Systematic Small/Mid Cap Value	11,233,102	14,271,935
TA AEGON U.S. Government Securities	10,934,679	11,343,904
TA Morgan Stanley Mid - Cap Growth	40,513,373	26,097,070
TA Vanguard ETF Index - Balanced - SC	125,575	54,914
TA Vanguard ETF Index - Growth - SC	321,624	396,894
TA Multi Managed Large - Cap Core	4,223,274	2,847,417
TA Jennison Growth	8,569,759	7,388,425
TA Janus Balanced - SC	749,143	875,236
TA Hanlon Balanced - SC	1,027,601	1,121,242
TA Hanlon Growth - SC	299,947	459,828
TA Hanlon Growth and Income - SC	1,158,528	581,162
TA Hanlon Income - SC	3,628,066	3,177,583
TA AEGON Tactical Vanguard EFT Growth - SC	2,812,307	198,443
TA AEGON Tactical Vanguard EFT Conservative - SC	553,208	1,271
Access VP High Yield	3,189,608	2,598,834
ProFund VP Bull	15,116,168	16,087,296

58

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity

Notes to Financial Statements

December 31, 2011

2. Investments (continued)

Subaccount	Purchases	Sales
ProFund VP Money Market	$88,183,163	$79,655,960
ProFund VP NASDAQ - 100	19,234,179	20,024,394
ProFund VP Short Small - Cap	1,516,672	1,366,858
ProFund VP Small - Cap	17,853,598	21,564,628
ProFund VP Europe 30	7,639,371	7,468,955
ProFund VP Oil & Gas	7,132,130	10,767,974
ProFund VP UltraSmall - Cap	8,540,824	7,130,219
ProFund VP Utilities	15,707,875	8,482,533
ProFund VP Consumer Services	10,167,742	7,685,214
ProFund VP Pharmaceuticals	10,334,737	4,696,091
ProFund VP Small - Cap Value	9,966,556	9,019,191
ProFund VP Falling US Dollar	919,985	891,855
ProFund VP Emerging Markets	2,901,043	9,868,947
ProFund VP International	5,057,800	7,632,673
ProFund VP Asia 30	1,872,660	3,866,021
ProFund VP Japan	434,439	194,327
ProFund VP Short NASDAQ-100	1,928,901	1,885,615
ProFund VP U.S. Government Plus	4,760,053	3,568,275
ProFund VP Basic Materials	4,715,300	7,367,210
ProFund VP Financials	1,195,829	1,804,688
ProFund VP Precious Metals	9,369,364	9,958,186
ProFund VP Telecommunications	4,511,884	6,238,222
ProFund VP Mid - Cap	17,054,559	18,288,206
ProFund VP Short Emerging Markets	382,310	478,901
ProFund VP Short International	578,863	531,238
Fidelity VIP Contrafund® - SC II	1,160,959	4,293,157
Fidelity VIP Equity-Income - SC II	851,063	2,864,041
Fidelity VIP Growth Opportunities - SC II	474,505	832,012
Fidelity VIP Index 500 - SC II	9,715	35,450

59

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Core Bond	262,386	(254,626)	7,760	31,189	(419,949)	(388,760)
TA Asset Allocation - Conservative	—	(1,065,513)	(1,065,513)	120,516	(1,429,089)	(1,308,573)
TA Asset Allocation - Growth	—	(1,502,949)	(1,502,949)	208,165	(2,182,208)	(1,974,043)
TA Asset Allocation - Moderate Growth	—	(2,202,081)	(2,202,081)	349,518	(3,154,505)	(2,804,987)
TA Asset Allocation - Moderate	—	(2,950,158)	(2,950,158)	266,752	(2,830,131)	(2,563,379)
TA International Moderate Growth	—	(75,733)	(75,733)	11,194	(31,033)	(19,839)
TA MFS International Equity	—	(638,535)	(638,535)	66,892	(590,084)	(523,192)
TA Clarion Global Real Estate Securities	—	(189,230)	(189,230)	33,377	(283,164)	(249,787)
TA JPMorgan Tactical Allocation	—	(474,027)	(474,027)	48,140	(754,764)	(706,624)
TA JPMorgan Mid Cap Value	—	(152,572)	(152,572)	263	(182,655)	(182,392)
TA JPMorgan Enhanced Index	122,326	(33,179)	89,147	11,819	173,207	185,026
TA BlackRock Large Cap Value	—	(643,673)	(643,673)	135,437	841,809	977,246
TA AEGON High Yield Bond	—	(381,613)	(381,613)	8,220	323,124	331,344
TA PIMCO Total Return	296,687	(823,411)	(526,724)	119,086	76,020	195,106
TA Morgan Stanley Capital Growth	—	(310,314)	(310,314)	43,470	(249,508)	(206,038)
TA T. Rowe Price Small Cap	—	(272,195)	(272,195)	31,617	(53,648)	(22,031)
TA Third Avenue Value	—	(444,214)	(444,214)	90,446	(1,130,603)	(1,040,157)
TA Multi-Managed Balanced	—	(1,121,493)	(1,121,493)	137,637	7,981,996	8,119,633
TA AllianceBernstein Dynamic Allocation	—	(152,610)	(152,610)	12,371	21,585	33,956
TA WMC Diversified Growth	6,631,354	(1,195,342)	5,436,012	429,625	(3,642,572)	(3,212,947)
TA AEGON Money Market	1,205,357	(980,144)	225,213	279,810	(1,359,973)	(1,080,163)
TA Systematic Small/Mid Cap Value	—	(120,377)	(120,377)	25,712	(306,863)	(281,151)
TA AEGON U.S. Government Securities	391,134	(479,835)	(88,701)	30,184	(93,100)	(62,916)
TA Morgan Stanley Mid-Cap Growth	982,892	(57,932)	924,960	56,422	(417,589)	(361,167)
TA Vanguard ETF Index - Balanced - SC	1,694	4,613	6,307	—	27,679	27,679

60

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units (continued)

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Vanguard ETF Index - Growth - SC	—	(11,303)	(11,303)	10,462	14,213	24,675
TA Multi Managed Large - Cap Core	—	88,891	88,891	7,341	(28,884)	(21,543)
TA Jennison Growth	153,945	(71,949)	81,996	13,146	1,566,823	1,579,969
TA Janus Balanced - SC	—	(155,826)	(155,826)	38,149	1,046,291	1,084,440
TA Hanlon Balanced - SC	36,953	(116,291)	(79,338)	56,660	3,089,599	3,146,259
TA Hanlon Growth - SC	—	(158,694)	(158,694)	33,214	625,195	658,409
TA Hanlon Growth and Income - SC	62,379	528,912	591,291	131,922	1,923,805	2,055,727
TA Hanlon Income - SC	1,418,870	(1,051,952)	366,918	438,844	7,116,280	7,555,124
TA AEGON Tactical Vanguard EFT Growth - SC	261,139	(5)	261,134	—	—	—
TA AEGON Tactical Vanguard EFT Conservative - SC	55,246	(5)	55,241	—	—	—
Access VP High Yield	—	34,471	34,471	3,626	(439,221)	(435,595)
ProFund VP Bull	—	(95,774)	(95,774)	9,328	(474,239)	(464,911)
ProFund VP Money Market	780,182	90,977	871,159	48,038	(914,734)	(866,696)
ProFund VP NASDAQ-100	95,659	(173,768)	(78,109)	4,421	120,553	124,974
ProFund VP Short Small-Cap	31,733	(1,463)	30,270	347	(77,423)	(77,076)
ProFund VP Small-Cap	43,368	(350,139)	(306,771)	2,693	367,019	369,712
ProFund VP Europe 30	—	(16,284)	(16,284)	1,484	(27,044)	(25,560)
ProFund VP Oil & Gas	—	(406,320)	(406,320)	12,595	313,929	326,524
ProFund VP UltraSmall-Cap	—	4,518	4,518	10,541	30,735	41,276
ProFund VP Utilities	777,820	(32,589)	745,231	9,887	(383,446)	(373,559)
ProFund VP Consumer Services	553,718	(295,486)	258,232	2,700	368,086	370,786
ProFund VP Pharmaceuticals	202,376	352,760	555,136	1,812	(7,887)	(6,075)
ProFund VP Small-Cap Value	72,246	62,796	135,042	315	(136,525)	(136,210)
ProFund VP Falling US Dollar	—	1,305	1,305	1,037	(26,431)	(25,394)
ProFund VP Emerging Markets	—	(774,111)	(774,111)	20,316	(33,024)	(12,708)
ProFund VP International	—	(409,743)	(409,743)	5,246	68,197	73,443
ProFund VP Asia 30	—	(309,705)	(309,705)	6,835	(821)	6,014

61

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units (continued)	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Japan	42,179	10,119	52,298	19	(11,086)	(11,067)
ProFund VP Short NASDAQ-100	12,071	(10,806)	1,265	1,373	47,546	48,919
ProFund VP U.S. Government Plus	83,222	16,716	99,938	916	36,246	37,162
ProFund VP Basic Materials	—	(246,377)	(246,377)	5,691	256,970	262,661
ProFund VP Financials	—	(153,875)	(153,875)	11,424	(41,463)	(30,039)
ProFund VP Precious Metals	50,956	(99,623)	(48,667)	8,588	56,914	65,502
ProFund VP Telecommunications	—	(235,600)	(235,600)	624	240,604	241,228
ProFund VP Mid-Cap	—	(167,542)	(167,542)	4,411	75,153	79,564
ProFund VP Short Emerging Markets	—	(21,534)	(21,534)	834	37,568	38,402
ProFund VP Short International	8,803	(2,427)	6,376	1,194	(54,208)	(53,014)
Fidelity VIP Contrafund® - SC II	—	(222,870)	(222,870)	59,296	(460,715)	(401,419)
Fidelity VIP Equity-Income - SC II	—	(174,394)	(174,394)	75,811	(282,158)	(206,347)
Fidelity VIP Growth Opportunities - SC II	—	(41,606)	(41,606)	6,778	(183,902)	(177,124)
Fidelity VIP Index 500 - SC II	—	(2,643)	(2,643)	—	(2,103)	(2,103)

62

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA JPMorgan Core Bond
	12/31/2011	2,890,656	$38.26	to	$10.19	$78,456,004	4.42%	1.25%	to	2.50%	6.20%	to	5.35%
	12/31/2010	2,882,896	36.03	to	12.97	73,961,537	6.39	1.25	to	1.80	6.91	to	6.09
	12/31/2009	3,271,656	33.70	to	12.23	80,164,420	4.59	1.25	to	1.80	8.23	to	7.45
	12/31/2008	3,317,022	31.14	to	11.38	75,963,034	4.18	1.25	to	1.80	4.28	to	3.39
	12/31/2007	3,930,379	29.86	to	11.01	85,872,561	5.05	1.25	to	1.80	5.62	to	4.72
TA Asset Allocation - Conservative
	12/31/2011	7,050,729	15.27	to	9.95	101,516,755	2.67	1.25	to	2.50	1.39	to	0.16
	12/31/2010	8,116,242	15.11	to	10.49	115,743,648	3.16	1.25	to	2.50	7.59	to	4.85
	12/31/2009	9,424,815	14.07	to	12.91	125,197,975	4.11	1.25	to	1.80	23.68	to	22.70
	12/31/2008	11,419,153	11.41	to	10.50	122,941,127	3.10	1.25	to	1.80	(22.16)	to	(22.80)
	12/31/2007	9,934,381	14.70	to	13.56	137,735,465	2.89	1.25	to	1.80	5.06	to	4.26
TA Asset Allocation - Growth
	12/31/2011	8,537,312	15.10	to	9.75	108,703,798	1.18	1.25	to	2.50	(6.58)	to	(7.72)
	12/31/2010	10,040,261	16.21	to	11.83	137,184,616	1.06	1.25	to	2.50	13.53	to	18.31
	12/31/2009	12,014,304	14.31	to	11.65	144,796,048	2.71	1.25	to	1.80	28.22	to	27.25
	12/31/2008	13,652,800	11.19	to	9.14	128,509,780	2.82	1.25	to	1.80	(40.38)	to	(40.83)
	12/31/2007	17,304,976	18.80	to	15.41	273,992,480	2.18	1.25	to	1.80	6.42	to	5.62
TA Asset Allocation - Moderate Growth
	12/31/2011	16,173,856	15.65	to	9.98	223,372,449	2.01	1.25	to	2.50	(3.22)	to	(4.40)
	12/31/2010	18,375,937	16.22	to	10.67	262,881,345	2.16	1.25	to	2.50	11.34	to	6.70
	12/31/2009	21,180,924	14.61	to	12.46	272,762,010	3.31	1.25	to	1.80	26.58	to	25.61
	12/31/2008	24,847,661	11.57	to	9.90	253,209,304	2.85	1.25	to	1.80	(33.60)	to	(34.11)
	12/31/2007	33,517,719	17.46	to	14.99	515,310,475	2.31	1.25	to	1.80	6.47	to	5.65
TA Asset Allocation - Moderate
	12/31/2011	13,065,083	15.70	to	10.31	187,495,633	2.17	1.25	to	2.50	(0.65)	to	(1.86)
	12/31/2010	16,015,241	15.85	to	10.51	231,982,474	2.88	1.25	to	2.50	9.01	to	5.06
	12/31/2009	18,578,620	14.57	to	12.92	247,388,006	4.21	1.25	to	1.80	24.84	to	23.97
	12/31/2008	21,402,354	11.69	to	10.41	228,797,389	3.21	1.25	to	1.80	(26.88)	to	(27.50)
	12/31/2007	29,569,754	16.04	to	14.31	433,193,070	2.90	1.25	to	1.80	6.62	to	5.82
TA International Moderate Growth
	12/31/2011	775,779	8.96	to	9.10	6,888,289	2.12	1.25	to	2.50	(8.51)	to	(9.63)
	12/31/2010	851,512	9.79	to	10.07	8,274,495	2.64	1.25	to	2.50	9.14	to	0.70
	12/31/2009	871,351	8.97	to	8.71	7,769,103	2.66	1.25	to	1.80	28.09	to	27.04
	12/31/2008	931,372	7.00	to	6.86	6,492,700	2.22	1.25	to	1.80	(36.91)	to	(37.45)
	12/31/2007	1,256,678	11.10	to	10.96	13,915,831	1.25	1.25	to	1.80	7.34	to	6.56

63

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA MFS International Equity
	12/31/2011	3,610,163	$16.57	to	$8.90	$40,396,012	1.19%	1.25%	to	2.50%	(11.17)%	to	(12.25)%
	12/31/2010	4,248,698	18.68	to	10.14	53,557,578	1.40	1.25	to	2.50	9.13	to	1.38
	12/31/2009	4,771,890	17.15	to	15.67	54,905,876	2.68	1.25	to	2.50	31.05	to	52.14
	12/31/2008	5,924,547	13.13	to	6.85	51,864,041	5.03	1.25	to	1.80	(36.09)	to	(36.69)
	12/31/2007	7,787,933	20.63	to	10.77	107,503,153	0.92	1.25	to	1.80	7.80	to	6.93
TA Clarion Global Real Estate Securities
	12/31/2011	1,577,448	23.43	to	8.70	37,436,830	6.91	1.25	to	2.50	(6.90)	to	(8.03)
	12/31/2010	1,766,678	25.17	to	10.83	45,292,655	6.17	1.25	to	2.50	14.24	to	8.32
	12/31/2009	2,016,465	22.03	to	17.45	45,224,219	—	1.25	to	2.50	31.77	to	76.90
	12/31/2008	2,395,666	16.72	to	13.26	40,789,132	6.38	1.25	to	1.80	(43.09)	to	(43.52)
	12/31/2007	3,606,487	29.38	to	23.48	107,689,791	5.75	1.25	to	1.80	(7.86)	to	(8.56)
TA JPMorgan Tactical Allocation
	12/31/2011	2,402,896	30.35	to	10.03	65,489,970	1.74	1.25	to	2.50	2.35	to	1.11
	12/31/2010	2,876,923	29.65	to	9.92	76,889,231	3.62	1.25	to	2.50	(1.34)	to	(0.78)
	12/31/2009	3,583,547	30.05	to	12.33	97,393,233	3.15	1.25	to	1.80	2.91	to	2.11
	12/31/2008	4,212,670	29.20	to	12.08	111,800,809	4.28	1.25	to	1.80	(5.71)	to	(6.34)
	12/31/2007	5,522,141	30.97	to	12.90	156,409,561	3.57	1.25	to	1.80	(1.71)	to	(2.46)
TA JPMorgan Mid Cap Value
	12/31/2011	917,491	18.28	to	16.99	16,430,870	1.10	1.25	to	1.80	0.76	to	(0.07)
	12/31/2010	1,070,063	18.14	to	16.95	19,044,078	1.84	1.25	to	1.80	21.47	to	20.65
	12/31/2009	1,252,455	14.94	to	14.03	18,374,400	1.79	1.25	to	1.80	24.85	to	23.89
	12/31/2008	1,528,377	11.96	to	11.30	17,992,062	1.35	1.25	to	1.80	(33.71)	to	(34.27)
	12/31/2007	2,194,173	18.05	to	17.14	39,024,524	0.95	1.25	to	1.80	1.56	to	0.71
TA JPMorgan Enhanced Index
	12/31/2011	796,459	14.07	to	11.78	9,519,222	1.29	1.25	to	2.50	(0.50)	to	(1.71)
	12/31/2010	707,312	14.18	to	11.99	8,551,726	1.55	1.25	to	2.50	13.75	to	19.86
	12/31/2009	522,286	12.50	to	10.31	5,566,176	2.06	1.25	to	1.80	27.99	to	27.03
	12/31/2008	599,631	9.79	to	8.10	5,007,335	5.61	1.25	to	1.80	(38.13)	to	(38.63)
	12/31/2007	736,654	15.86	to	13.16	9,960,369	1.16	1.25	to	1.80	3.24	to	2.45
TA BlackRock Large Cap Value
	12/31/2011	3,695,139	21.63	to	9.46	74,019,936	1.70	1.25	to	2.50	1.47	to	0.23
	12/31/2010	4,338,812	21.32	to	9.85	85,757,038	0.80	1.25	to	2.50	9.08	to	(1.47)
	12/31/2009	3,361,566	19.54	to	13.92	61,049,942	1.41	1.25	to	1.80	12.58	to	11.70
	12/31/2008	2,853,522	17.36	to	12.44	46,114,915	0.89	1.25	to	1.80	(34.71)	to	(35.23)
	12/31/2007	4,006,872	26.58	to	19.15	99,666,557	0.91	1.25	to	1.80	3.34	to	2.49

64

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA AEGON High Yield Bond
	12/31/2011	1,526,653	$16.13	to	$9.84	$24,226,221	4.68%	1.25%	to	2.50%	3.48%	to	2.22%
	12/31/2010	1,908,266	15.59	to	10.79	29,324,512	14.64	1.25	to	2.50	11.05	to	7.91
	12/31/2009	1,576,922	14.04	to	13.33	21,867,223	10.41	1.25	to	1.80	45.42	to	44.26
	12/31/2008	592,015	9.65	to	9.24	5,664,853	8.97	1.25	to	1.80	(26.13)	to	(26.79)
	12/31/2007	796,540	13.07	to	12.62	10,333,130	4.91	1.25	to	1.80	0.59	to	(0.08)
TA PIMCO Total Return
	12/31/2011	4,475,369	15.41	to	10.02	67,758,698	2.46	1.25	to	2.50	4.96	to	3.68
	12/31/2010	5,002,093	14.68	to	10.27	72,299,683	4.36	1.25	to	2.50	5.87	to	2.70
	12/31/2009	4,806,987	13.86	to	12.22	65,766,057	6.58	1.25	to	1.80	14.60	to	13.70
	12/31/2008	4,148,652	12.10	to	10.75	49,578,177	5.89	1.25	to	1.80	(4.00)	to	(4.79)
	12/31/2007	3,598,331	12.60	to	11.29	44,839,900	2.62	1.25	to	1.80	7.60	to	6.87
TA Morgan Stanley Capital Growth
	12/31/2011	1,911,474	16.12	to	11.54	29,856,679	—	1.25	to	2.50	(6.97)	to	(8.10)
	12/31/2010	2,221,788	17.33	to	12.55	37,461,696	0.87	1.25	to	2.50	25.86	to	25.54
	12/31/2009	2,427,826	13.77	to	11.94	32,581,427	2.56	1.25	to	1.80	26.33	to	25.31
	12/31/2008	2,949,693	10.90	to	9.50	31,384,109	1.99	1.25	to	1.80	(37.15)	to	(37.67)
	12/31/2007	4,266,611	17.34	to	15.20	72,439,739	1.28	1.25	to	1.80	(0.22)	to	(1.03)
TA T. Rowe Price Small Cap
	12/31/2011	1,668,889	19.83	to	9.35	25,808,636	—	1.25	to	2.50	0.44	to	(0.28)
	12/31/2010	1,941,084	19.78	to	13.04	30,361,027	—	1.25	to	1.80	32.77	to	31.69
	12/31/2009	1,963,115	14.94	to	9.88	23,170,122	—	1.25	to	1.80	36.99	to	35.88
	12/31/2008	2,106,610	10.93	to	7.25	18,131,232	1.60	1.25	to	1.80	(37.04)	to	(37.53)
	12/31/2007	2,815,438	17.41	to	11.58	38,755,508	—	1.25	to	1.80	8.25	to	7.33
TA Third Avenue Value
	12/31/2011	3,170,211	21.53	to	8.05	65,645,695	4.88	1.25	to	2.50	(15.39)	to	(16.42)
	12/31/2010	3,614,425	25.45	to	10.71	90,067,111	2.78	1.25	to	2.50	14.01	to	7.08
	12/31/2009	4,654,582	22.32	to	15.59	102,001,543	—	1.25	to	2.50	33.21	to	55.54
	12/31/2008	5,600,526	16.76	to	12.42	92,217,261	4.81	1.25	to	1.80	(41.88)	to	(42.33)
	12/31/2007	7,826,949	28.83	to	21.54	221,933,368	3.73	1.25	to	1.80	(0.05)	to	(0.85)
TA Multi-Managed Balanced
	12/31/2011	8,048,331	16.01	to	10.98	125,130,584	2.24	1.25	to	2.50	2.75	to	1.50
	12/31/2010	9,169,824	15.63	to	10.82	138,903,915	0.68	1.25	to	2.50	22.59	to	8.21
	12/31/2009	1,050,191	12.77	to	11.96	12,942,351	1.88	1.25	to	1.80	24.74	to	23.71
	12/31/2008	1,035,974	10.27	to	9.64	10,259,932	1.56	1.25	to	1.80	(33.24)	to	(33.77)
	12/31/2007	2,388,002	15.42	to	14.52	35,498,397	1.08	1.25	to	1.80	12.20	to	11.36

65

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA AllianceBernstein Dynamic Allocation
	12/31/2011	717,276	$14.71	to	$9.95	$10,270,574	0.73%	1.25%	to	2.50%	0.56%	to	(0.66)%
	12/31/2010	869,886	14.65	to	10.01	12,413,613	5.31	1.25	to	2.50	7.94	to	0.12
	12/31/2009	835,930	13.59	to	12.88	11,075,967	3.67	1.25	to	1.80	29.68	to	28.85
	12/31/2008	764,428	10.49	to	9.98	7,827,396	5.36	1.25	to	1.80	(37.66)	to	(38.12)
	12/31/2007	1,132,087	16.86	to	16.10	18,635,643	1.89	1.25	to	1.80	17.16	to	16.19
TA WMC Diversified Growth
	12/31/2011	27,865,517	14.56	to	10.19	372,337,794	0.36	1.25	to	2.50	(4.92)	to	(6.08)
	12/31/2010	22,429,505	15.35	to	10.85	315,556,696	0.53	1.25	to	2.50	16.36	to	8.54
	12/31/2009	25,642,452	13.23	to	14.42	310,379,271	0.94	1.25	to	2.50	27.60	to	47.62
	12/31/2008	29,517,281	10.39	to	9.20	280,216,434	0.22	1.25	to	1.80	(46.68)	to	(47.13)
	12/31/2007	37,063,810	19.55	to	17.35	660,343,939	—	1.25	to	1.80	14.84	to	13.98
TA AEGON Money Market
	12/31/2011	5,762,675	16.94	to	9.56	79,653,243	0.01	1.25	to	2.50	(1.23)	to	(2.43)
	12/31/2010	5,537,462	17.15	to	9.80	78,286,740	0.01	1.25	to	2.50	(1.23)	to	(1.97)
	12/31/2009	6,617,625	17.37	to	10.29	95,663,650	0.15	1.25	to	1.80	(1.11)	to	(1.76)
	12/31/2008	11,494,806	17.56	to	10.48	168,188,934	2.31	1.25	to	1.80	1.13	to	0.35
	12/31/2007	7,219,470	17.36	to	10.44	104,097,020	4.93	1.25	to	1.80	3.73	to	2.90
TA Systematic Small/Mid Cap Value
	12/31/2011	1,728,354	18.47	to	10.33	31,509,499	0.13	1.25	to	2.50	(3.86)	to	(5.03)
	12/31/2010	1,848,731	19.25	to	11.70	35,198,639	0.65	1.25	to	2.50	28.80	to	17.03
	12/31/2009	2,129,882	14.99	to	16.22	31,539,154	3.21	1.25	to	2.50	41.45	to	62.46
	12/31/2008	2,357,643	10.62	to	10.10	24,662,462	1.91	1.25	to	1.80	(41.60)	to	(42.10)
	12/31/2007	2,563,485	18.24	to	17.39	45,983,475	0.93	1.25	to	1.80	23.19	to	22.18
TA AEGON U.S. Government Securities
	12/31/2011	1,616,733	14.04	to	10.52	22,289,153	2.84	1.25	to	2.50	6.28	to	5.39
	12/31/2010	1,705,434	13.21	to	11.71	22,180,202	3.17	1.25	to	1.80	3.11	to	2.38
	12/31/2009	1,768,350	12.81	to	11.44	22,271,277	2.32	1.25	to	1.80	3.18	to	2.36
	12/31/2008	2,653,938	12.42	to	11.17	32,450,382	2.25	1.25	to	1.80	6.33	to	5.51
	12/31/2007	751,617	11.68	to	10.59	8,660,322	5.19	1.25	to	1.80	4.73	to	3.90
TA Morgan Stanley Mid-Cap Growth
	12/31/2011	4,477,906	46.10	to	8.35	147,146,965	0.30	1.25	to	2.50	(7.86)	to	(8.98)
	12/31/2010	3,552,946	50.03	to	11.98	141,463,327	0.12	1.25	to	2.50	32.25	to	19.83
	12/31/2009	3,914,113	37.83	to	6.86	120,275,016	—	1.25	to	1.80	58.58	to	57.29
	12/31/2008	4,277,629	23.86	to	4.35	84,496,097	2.00	1.25	to	1.80	(46.96)	to	(47.39)
	12/31/2007	5,504,109	44.97	to	8.24	203,269,191	—	1.25	to	1.80	21.01	to	20.07

66

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

				Unit FairValue					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Vanguard ETF Index - Balanced - SC
	12/31/2011		50,717	$10.33	to	$10.13	$520,892	1.12%	1.25%	to	1.80%	0.22%	to	(0.32)%
	12/31/2010		44,410	10.31	to	10.16	455,799	0.85	1.25	to	1.80	9.33	to	8.74
	12/31/2009		16,731	9.43	to	9.34	157,399	0.29	1.25	to	1.80	15.09	to	14.47
	12/31/2008	(1)	1,028	8.19	to	8.16	8,422	—	1.25	to	1.80	(18.08)	to	(18.38)
TA Vanguard ETF Index - Growth - SC
	12/31/2011		253,066	9.59	to	9.40	2,413,614	1.37	1.25	to	1.80	(2.35)	to	(2.88)
	12/31/2010		264,369	9.82	to	9.68	2,585,108	1.14	1.25	to	1.80	11.61	to	11.01
	12/31/2009		239,694	8.80	to	8.72	2,102,979	0.41	1.25	to	1.80	21.66	to	21.00
	12/31/2008	(1)	149,334	7.23	to	7.20	1,078,727	—	1.25	to	1.80	(27.70)	to	(27.97)
TA Multi Managed Large-Cap Core
	12/31/2011		1,048,556	14.95	to	9.93	15,604,894	0.73	1.25	to	2.50	(3.47)	to	(4.25)
	12/31/2010		959,665	15.49	to	15.29	14,824,716	0.68	1.25	to	1.80	17.70	to	16.77
	12/31/2009	(1)	981,208	13.16	to	13.09	12,900,942	0.84	1.25	to	1.80	31.61	to	30.94
TA Jennison Growth
	12/31/2011		1,661,965	10.34	to	9.04	17,156,339	0.12	1.25	to	2.50	(1.85)%	to	(3.05)
	12/31/2010	(1)	1,579,969	10.54	to	10.45	16,637,818	0.04	1.25	to	2.50	5.37	to	4.50
TA Janus Balanced - SC
	12/31/2011		1,497,927	0.88	to	0.88	1,321,648	0.16	1.25	to	1.65	(11.91)	to	(12.26)
	12/31/2010		1,653,753	1.00	to	1.00	1,658,369	0.15	1.25	to	1.65	1.83	to	1.43
	12/31/2009	(1)	569,313	0.99	to	0.99	561,332	—	1.25	to	1.65	(0.05)	to	(0.09)
TA Hanlon Balanced - SC
	12/31/2011		3,563,010	0.93	to	0.92	3,299,946	1.19	1.25	to	1.65	(4.60)	to	(4.97)
	12/31/2010		3,642,348	0.97	to	0.97	3,540,922	0.41	1.25	to	1.65	(4.66)	to	(5.03)
	12/31/2009	(1)	496,089	1.02	to	1.02	506,447	—	1.25	to	1.65	2.28	to	2.24
TA Hanlon Growth - SC
	12/31/2011		659,108	0.87	to	0.87	575,105	1.31	1.25	to	1.65	(12.70)	to	(13.05)
	12/31/2010		817,802	1.00	to	1.00	818,222	1.05	1.25	to	1.65	(1.93)	to	(2.32)
	12/31/2009	(1)	159,393	1.02	to	1.02	162,819	—	1.25	to	1.65	2.53	to	2.49
TA Hanlon Growth and Income - SC
	12/31/2011		2,979,836	0.90	to	0.90	2,681,447	1.30	1.25	to	1.65	(8.60)	to	(8.96)
	12/31/2010		2,388,545	0.99	to	0.98	2,356,550	0.76	1.25	to	1.65	(3.32)	to	(3.70)
	12/31/2009	(1)	332,818	1.02	to	1.02	340,353	—	1.25	to	1.65	2.55	to	2.50

67

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

				Unit FairValue					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Hanlon Income - SC
	12/31/2011		10,674,237	$1.01	to	$9.87	$10,751,432	1.60%	1.25%	to	2.50%	1.66%	to	0.42%
	12/31/2010		10,307,319	0.99	to	9.83	10,224,117	0.22	1.25	to	2.50	(1.12)	to	(1.68)
	12/31/2009	(1)	2,752,195	1.00	to	1.00	2,762,759	—	1.25	to	1.65	0.40	to	0.36
TA AEGON Tactical Vanguard EFT Growth - SC
	12/31/2011	(1)	261,134	9.89	to	9.88	2,581,513	—	1.25	to	1.65	(1.14)	to	(1.16)
TA AEGON Tactical Vanguard EFT Conservative - SC
	12/31/2011	(1)	55,241	10.05	to	10.05	555,299	—	1.25	to	1.65	0.54	to	0.52
Access VP High Yield
	12/31/2011		332,477	13.08	to	12.78	4,315,511	1.00	1.25	to	1.80	1.48	to	0.93
	12/31/2010		298,006	12.89	to	12.66	3,821,747	8.72	1.25	to	1.80	14.94	to	14.32
	12/31/2009		733,601	11.21	to	11.07	8,198,167	8.70	1.25	to	1.80	15.47	to	14.85
	12/31/2008		923,483	9.71	to	9.64	8,951,400	6.62	1.25	to	1.80	(5.83)	to	(6.34)
	12/31/2007	(1)	1,348	10.31	to	10.29	13,899	7.22	1.25	to	1.80	3.12	to	2.94
ProFund VP Bull
	12/31/2011		314,676	9.70	to	9.42	3,025,920	—	1.25	to	1.80	(1.23)	to	(1.76)
	12/31/2010		410,450	9.83	to	9.59	4,006,999	0.14	1.25	to	1.80	11.19	to	10.59
	12/31/2009		875,361	8.84	to	8.67	7,696,051	1.16	1.25	to	1.80	22.81	to	22.15
	12/31/2008		143,219	7.20	to	7.10	1,026,748	—	1.25	to	1.80	(38.44)	to	(38.78)
	12/31/2007		151,656	11.69	to	11.59	1,769,490	0.12	1.25	to	1.80	2.27	to	1.71
ProFund VP Money Market
	12/31/2011		1,852,773	9.99	to	9.69	18,340,831	0.02	1.25	to	1.80	(1.21)	to	(1.74)
	12/31/2010		981,614	10.11	to	9.87	9,813,635	0.02	1.25	to	1.80	(1.21)	to	(1.75)
	12/31/2009		1,848,310	10.24	to	10.04	18,791,752	0.04	1.25	to	1.80	(1.20)	to	(1.74)
	12/31/2008		2,720,907	10.36	to	10.22	28,083,995	0.88	1.25	to	1.80	(0.41)	to	(0.95)
	12/31/2007		3,552,708	10.40	to	10.32	36,882,114	3.81	1.25	to	1.80	2.48	to	1.92
ProFund VP NASDAQ-100
	12/31/2011		361,901	13.23	to	9.49	4,720,266	—	1.25	to	2.50	0.21	to	(0.34)
	12/31/2010		440,010	13.20	to	12.88	5,769,428	—	1.25	to	1.80	16.79	to	16.15
	12/31/2009		315,036	11.30	to	11.09	3,536,691	—	1.25	to	1.80	50.13	to	49.32
	12/31/2008		103,820	7.53	to	7.42	778,224	—	1.25	to	1.80	(43.20)	to	(43.50)
	12/31/2007		125,823	13.25	to	13.14	1,663,440	—	1.25	to	1.80	16.17	to	15.53

68

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

				Unit FairValue					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Short Small-Cap
	12/31/2011		84,872	$4.68	to	$6.85	$394,397	—%	1.25%	to	2.50%	(10.21)%	to	(11.30)%
	12/31/2010		54,602	5.21	to	7.72	283,165	—	1.25	to	2.50	(29.82)	to	(22.77)
	12/31/2009		131,678	7.43	to	7.29	972,429	0.45	1.25	to	1.80	(33.21)	to	(33.57)
	12/31/2008		142,501	11.12	to	10.97	1,578,659	2.94	1.25	to	1.80	22.55	to	21.88
	12/31/2007		68,537	9.08	to	9.00	621,651	7.15	1.25	to	1.80	3.24	to	2.67
ProFund VP Small-Cap
	12/31/2011		253,634	9.89	to	9.94	2,487,644	—	1.25	to	2.50	(6.82)	to	(7.32)
	12/31/2010		560,405	10.61	to	10.35	5,905,131	—	1.25	to	1.80	23.25	to	22.58
	12/31/2009		190,693	8.61	to	8.45	1,631,864	—	1.25	to	1.80	24.51	to	23.84
	12/31/2008		165,623	6.91	to	6.82	1,140,193	0.22	1.25	to	1.80	(36.20)	to	(36.55)
	12/31/2007		138,369	10.84	to	10.75	1,496,525	0.19	1.25	to	1.80	(3.43)	to	(3.95)
ProFund VP Europe 30
	12/31/2011		29,119	6.79	to	10.65	196,452	0.32	1.25	to	2.50	(10.01)	to	(10.49)
	12/31/2010		45,403	7.54	to	7.41	340,241	1.81	1.25	to	1.80	1.37	to	0.82
	12/31/2009		70,963	7.44	to	7.35	525,522	2.68	1.25	to	1.80	30.66	to	29.95
	12/31/2008		97,285	5.69	to	5.65	552,784	3.45	1.25	to	1.80	(44.70)	to	(45.00)
	12/31/2007	(1)	439,481	10.30	to	10.28	4,524,080	—	1.25	to	1.80	2.98	to	2.80
ProFund VP Oil & Gas
	12/31/2011		901,111	9.11	to	10.94	8,133,363	0.14	1.25	to	2.50	0.99	to	(0.24)
	12/31/2010		1,307,431	9.02	to	10.96	11,724,883	0.40	1.25	to	2.50	16.31	to	9.65
	12/31/2009		980,907	7.75	to	7.66	7,577,975	—	1.25	to	1.80	14.07	to	13.46
	12/31/2008		637,145	6.80	to	6.75	4,321,341	—	1.25	to	1.80	(37.73)	to	(38.07)
	12/31/2007	(1)	185,596	10.92	to	10.90	2,024,736	—	1.25	to	1.80	9.16	to	8.97
ProFund VP UltraSmall-Cap
	12/31/2011		479,678	4.82	to	8.44	2,299,496	—	1.25	to	2.50	(19.83)	to	(20.81)
	12/31/2010		475,160	6.01	to	10.66	2,854,196	—	1.25	to	2.50	46.61	to	6.62
	12/31/2009		433,884	4.10	to	4.05	1,772,706	0.16	1.25	to	1.80	38.45	to	37.70
	12/31/2008		236,609	2.96	to	2.94	698,011	1.09	1.25	to	1.80	(66.61)	to	(66.79)
	12/31/2007	(1)	23,466	8.87	to	8.85	208,045	0.07	1.25	to	1.80	(11.30)	to	(11.46)
ProFund VP Utilities
	12/31/2011		1,248,577	9.77	to	10.66	12,125,437	1.76	1.25	to	2.50	16.06	to	15.44
	12/31/2010		503,346	8.42	to	8.27	4,213,909	2.47	1.25	to	1.80	4.64	to	4.08
	12/31/2009		876,905	8.05	to	7.95	7,033,307	3.62	1.25	to	1.80	9.37	to	8.78
	12/31/2008		235,976	7.36	to	7.30	1,732,913	2.63	1.25	to	1.80	(31.56)	to	(31.93)
	12/31/2007	(1)	566,692	10.75	to	10.73	6,089,835	—	1.25	to	1.80	7.50	to	7.31

69

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

				Unit FairValue					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Consumer Services
	12/31/2011		641,277	$10.02	to	$9.70	$6,392,237	—%	1.25%	to	2.50%	4.20%	to	2.93%
	12/31/2010		383,045	9.61	to	11.19	3,668,029	—	1.25	to	2.50	19.89	to	11.86
	12/31/2009		12,259	8.02	to	7.92	97,962	—	1.25	to	1.80	29.19	to	28.49
	12/31/2008		7,061	6.21	to	6.16	43,755	—	1.25	to	1.80	(32.23)	to	(32.60)
	12/31/2007	(1)	822	9.16	to	9.14	7,522	—	1.25	to	1.80	(8.41)	to	(8.57)
ProFund VP Pharmaceuticals
	12/31/2011		642,771	10.45	to	10.33	6,680,073	0.80	1.25	to	2.50	14.70	to	13.31
	12/31/2010		87,635	9.11	to	9.79	794,819	5.61	1.25	to	2.50	(0.76)	to	(2.11)
	12/31/2009		93,710	9.18	to	9.06	857,334	2.84	1.25	to	1.80	15.45	to	14.83
	12/31/2008		304,928	7.95	to	7.89	2,419,534	3.35	1.25	to	1.80	(20.51)	to	(20.94)
	12/31/2007	(1)	5,369	10.00	to	9.98	53,681	0.14	1.25	to	1.80	0.01	to	(0.17)
ProFund VP Small-Cap Value
	12/31/2011		221,864	8.52	to	8.32	1,877,903	—	1.25	to	1.80	(5.28)	to	(5.80)
	12/31/2010		86,822	9.00	to	8.84	777,227	0.08	1.25	to	1.80	20.60	to	19.94
	12/31/2009		223,032	7.46	to	7.37	1,657,473	0.28	1.25	to	1.80	18.92	to	18.27
	12/31/2008		93,620	6.27	to	6.23	586,584	—	1.25	to	1.80	(31.54)	to	(31.92)
	12/31/2007	(1)	982	9.17	to	9.15	9,000	—	1.25	to	1.80	(8.34)	to	(8.51)
ProFund VP Falling US Dollar
	12/31/2011		41,450	9.36	to	9.14	384,496	—	1.25	to	1.80	(3.92)	to	(4.44)
	12/31/2010		40,145	9.74	to	9.56	388,976	—	1.25	to	1.80	(3.79)	to	(4.31)
	12/31/2009		65,539	10.12	to	9.99	661,187	3.06	1.25	to	1.80	2.04	to	1.49
	12/31/2008		82,371	9.92	to	9.85	815,953	0.07	1.25	to	1.80	(6.29)	to	(6.80)
	12/31/2007	(1)	15,608	10.58	to	10.57	165,176	—	1.25	to	1.80	5.85	to	5.66
ProFund VP Emerging Markets
	12/31/2011		733,340	7.80	to	8.40	5,679,386	—	1.25	to	2.50	(20.69)	to	(21.66)
	12/31/2010		1,507,451	9.84	to	10.72	14,751,885	—	1.25	to	2.50	8.41	to	7.24
	12/31/2009		1,520,159	9.07	to	8.96	13,741,556	0.12	1.25	to	1.80	60.35	to	59.49
	12/31/2008		417,469	5.66	to	5.62	2,355,960	1.04	1.25	to	1.80	(50.71)	to	(50.98)
	12/31/2007	(1)	126,444	11.48	to	11.46	1,450,846	—	1.25	to	1.80	14.80	to	14.60
ProFund VP International
	12/31/2011		187,761	6.15	to	6.01	1,147,807	—	1.25	to	1.80	(15.40)	to	(15.85)
	12/31/2010		597,504	7.27	to	7.14	4,326,839	—	1.25	to	1.80	6.47	to	5.90
	12/31/2009		524,061	6.83	to	6.75	3,569,383	0.03	1.25	to	1.80	23.11	to	22.44
	12/31/2008		70,161	5.55	to	5.51	388,536	1.54	1.25	to	1.80	(45.09)	to	(45.39)
	12/31/2007	(1)	15,962	10.11	to	10.09	161,327	—	1.25	to	1.80	1.08	to	0.90

70

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

				Unit FairValue					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Asia 30
	12/31/2011		353,753	$7.02	to	$9.16	$2,458,400	0.04%	1.25%	to	2.50%	(27.90	)%to		(28.29)
	12/31/2010		663,458	9.73	to	9.56	6,414,341	0.07	1.25	to	1.80	12.50		to	11.89
	12/31/2009		657,444	8.65	to	8.54	5,665,586	1.06	1.25	to	1.80	52.30		to	51.47
	12/31/2008		397,727	5.68	to	5.64	2,252,926	0.87	1.25	to	1.80	(51.43)		to	(51.70)
	12/31/2007	(1)	309,540	11.70	to	11.67	3,617,425	0.04	1.25	to	1.80	16.95		to	16.75
ProFund VP Japan
	12/31/2011		58,644	4.32	to	4.22	251,863	—	1.25	to	1.80	(19.54)		to	(19.98)
	12/31/2010		6,346	5.37	to	5.27	33,989	—	1.25	to	1.80	(7.69)		to	(8.19)
	12/31/2009		17,413	5.81	to	5.74	101,037	0.19	1.25	to	1.80	8.97		to	8.38
	12/31/2008		7,409	5.33	to	5.30	39,463	16.02	1.25	to	1.80	(41.58)		to	(41.89)
	12/31/2007	(1)	1,358	9.13	to	9.11	12,400	0.07	1.25	to	1.80	(8.69)		to	(8.85)
ProFund VP Short NASDAQ-100
	12/31/2011		124,574	5.75	to	7.05	709,959	—	1.25	to	2.50	(11.58)		to	(12.66)
	12/31/2010		123,309	6.50	to	8.08	797,131	—	1.25	to	2.50	(22.16)		to	(19.24)
	12/31/2009		74,390	8.35	to	8.25	618,831	0.24	1.25	to	1.80	(41.39)		to	(41.71)
	12/31/2008		104,349	14.25	to	14.15	1,483,965	3.14	1.25	to	1.80	46.33		to	45.54
	12/31/2007	(1)	2,649	9.74	to	9.72	25,796	17.32	1.25	to	1.80	(2.64)		to	(2.81)
ProFund VP U.S. Government Plus
	12/31/2011		261,027	16.43	to	16.05	4,257,423	0.14	1.25	to	1.80	41.75		to	40.99
	12/31/2010		161,089	11.59	to	11.38	1,858,207	0.46	1.25	to	1.80	8.76		to	8.17
	12/31/2009		123,927	10.65	to	10.52	1,315,086	0.06	1.25	to	1.80	(33.45)		to	(33.81)
	12/31/2008		459,921	16.01	to	15.90	7,347,939	1.53	1.25	to	1.80	47.91		to	47.11
	12/31/2007	(1)	133,467	10.82	to	10.81	1,444,104	1.39	1.25	to	1.80	8.24		to	8.06
ProFund VP Basic Materials
	12/31/2011		665,971	9.08	to	10.22	6,002,319	0.13	1.25	to	2.50	(17.19)		to	(17.63)
	12/31/2010		912,348	10.97	to	10.77	9,958,354	0.54	1.25	to	1.80	28.10		to	27.40
	12/31/2009		649,687	8.56	to	8.45	5,545,293	0.75	1.25	to	1.80	60.37		to	59.50
	12/31/2008		350,346	5.34	to	5.30	1,866,525	0.40	1.25	to	1.80	(52.03)		to	(52.29)
	12/31/2007	(1)	384,152	11.13	to	11.11	4,272,903	—	1.25	to	1.80	11.29		to	11.09
ProFund VP Financials
	12/31/2011		274,194	4.47	to	8.49	1,217,438	—	1.25	to	2.50	(14.89)		to	(15.93)
	12/31/2010		428,069	5.26	to	10.10	2,237,141	0.39	1.25	to	2.50	9.56		to	1.01
	12/31/2009		458,108	4.80	to	4.74	2,189,669	2.19	1.25	to	1.80	13.59		to	12.97
	12/31/2008		245,506	4.22	to	4.19	1,034,389	1.39	1.25	to	1.80	(51.16)		to	(51.42)
	12/31/2007	(1)	5,201	8.65	to	8.63	44,957	0.02	1.25	to	1.80	(13.55)		to	(13.70)

71

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

				Unit FairValue					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Precious Metals
	12/31/2011		764,840	$11.28	to	$11.02	$8,567,955	—%	1.25%	to	1.80%	(20.21)%	to	(20.64)%
	12/31/2010		813,507	14.14	to	13.89	11,446,052	—	1.25	to	1.80	31.29	to	30.58
	12/31/2009		748,005	10.77	to	10.64	8,029,177	0.85	1.25	to	1.80	33.66	to	32.93
	12/31/2008		588,936	8.06	to	8.00	4,737,751	2.71	1.25	to	1.80	(31.62)	to	(31.99)
	12/31/2007	(1)	234,605	11.79	to	11.76	2,763,300	0.27	1.25	to	1.80	17.85	to	17.64
ProFund VP Telecommunications
	12/31/2011		40,912	7.53	to	9.47	314,714	4.26	1.25	to	2.50	0.61	to	0.07
	12/31/2010		276,512	7.49	to	7.35	2,055,447	4.52	1.25	to	1.80	14.26	to	13.64
	12/31/2009		35,284	6.55	to	6.47	230,306	5.06	1.25	to	1.80	6.00	to	5.42
	12/31/2008		96,602	6.18	to	6.14	596,382	6.04	1.25	to	1.80	(35.23)	to	(35.58)
	12/31/2007	(1)	2,276	9.55	to	9.53	21,720	0.18	1.25	to	1.80	(4.55)	to	(4.72)
ProFund VP Mid-Cap
	12/31/2011		243,641	9.04	to	8.83	2,186,356	—	1.25	to	1.80	(5.36)	to	(5.87)
	12/31/2010		411,183	9.55	to	9.38	3,905,297	—	1.25	to	1.80	22.52	to	21.86
	12/31/2009		331,619	7.80	to	7.70	2,577,703	—	1.25	to	1.80	31.24	to	30.53
	12/31/2008		104,994	5.94	to	5.90	622,450	0.47	1.25	to	1.80	(39.13)	to	(39.46)
	12/31/2007	(1)	1,582	9.76	to	9.74	15,440	—	1.25	to	1.80	(2.41)	to	(2.58)
ProFund VP Short Emerging Markets
	12/31/2011		70,337	4.80	to	8.77	336,461	—	1.25	to	2.50	9.30	to	7.97
	12/31/2010		91,871	4.39	to	8.12	402,532	—	1.25	to	2.50	(19.43)	to	(18.81)
	12/31/2009		53,469	5.45	to	5.39	290,588	—	1.25	to	1.80	(49.35)	to	(49.62)
	12/31/2008		132,684	10.77	to	10.69	1,426,172	0.14	1.25	to	1.80	30.59	to	29.88
	12/31/2007	(1)	—	8.25	to	8.23	—	—	1.25	to	1.80	(17.54)	to	(17.68)
ProFund VP Short International
	12/31/2011		46,276	7.83	to	7.65	360,355	—	1.25	to	1.80	0.55	to	0.01
	12/31/2010		39,900	7.79	to	7.65	309,380	—	1.25	to	1.80	(15.75)	to	(16.21)
	12/31/2009		92,914	9.25	to	9.13	856,218	—	1.25	to	1.80	(31.14)	to	(31.52)
	12/31/2008		163,996	13.43	to	13.33	2,197,624	0.11	1.25	to	1.80	36.52	to	35.78
	12/31/2007	(1)	—	9.84	to	9.82	—	—	1.25	to	1.80	(1.64)	to	(1.81)
Fidelity VIP Contrafund® - SC II
	12/31/2011		1,951,278	12.83	to	9.03	24,580,502	0.75	1.25	to	2.50	(3.98)	to	(5.15)
	12/31/2010		2,174,148	13.36	to	11.08	28,600,501	0.98	1.25	to	2.50	15.48	to	10.79
	12/31/2009		2,575,567	11.57	to	10.97	29,369,358	1.16	1.25	to	1.80	33.80	to	33.07
	12/31/2008		2,886,068	8.65	to	8.25	24,626,115	0.73	1.25	to	1.80	(43.40)	to	(43.71)
	12/31/2007		3,635,311	15.28	to	14.65	54,886,003	0.72	1.25	to	1.80	15.85	to	15.22

72

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Fidelity VIP Equity-Income - SC II
	12/31/2011	889,565	$11.96	to	$11.01	$10,438,450	2.12%	1.25%	to	2.50%	(0.59)%	to	(1.80)%
	12/31/2010	1,063,959	12.03	to	11.21	12,592,362	1.57	1.25	to	2.50	13.50	to	12.14
	12/31/2009	1,270,306	10.60	to	10.05	13,263,253	2.05	1.25	to	1.80	28.28	to	27.59
	12/31/2008	1,458,089	8.26	to	7.88	11,890,200	1.98	1.25	to	1.80	(43.52)	to	(43.83)
	12/31/2007	2,022,483	14.63	to	14.03	29,241,838	1.49	1.25	to	1.80	0.02	to	(0.53)
Fidelity VIP Growth Opportunities - SC II
	12/31/2011	419,786	7.91	to	9.47	3,267,264	—	1.25	to	2.50	0.71	to	0.17
	12/31/2010	461,392	7.86	to	7.41	3,567,194	—	1.25	to	1.80	21.95	to	21.29
	12/31/2009	638,516	6.44	to	6.11	4,058,057	0.25	1.25	to	1.80	43.67	to	42.89
	12/31/2008	622,570	4.48	to	4.28	2,756,771	0.11	1.25	to	1.80	(55.69)	to	(55.93)
	12/31/2007	986,360	10.12	to	9.70	9,884,259	—	1.25	to	1.80	21.38	to	20.72
Fidelity VIP Index 500 - SC II
	12/31/2011	19,303	11.68	to	11.32	218,743	1.66	1.40	to	1.80	0.38	to	(0.01)
	12/31/2010	21,946	11.63	to	11.33	248,696	1.70	1.40	to	1.80	13.15	to	12.70
	12/31/2009	24,049	10.28	to	10.05	241,815	2.32	1.40	to	1.80	24.56	to	24.07
	12/31/2008	24,960	8.25	to	8.10	202,216	1.82	1.40	to	1.80	(38.03)	to	(38.28)
	12/31/2007	27,559	13.32	to	13.12	361,985	3.18	1.40	to	1.80	3.72	to	3.31

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective for 2011, total return is shown for expense ratios that represent a full year only. When new expense ratios are added, the total returns shown correspond to the prior year high/low expense ratio.

73

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

There are subaccounts that have total return ranges outside of the range indicated above. Following is the list of the subaccounts and their corresponding lowest total return and highest total return.

Subaccount	2011 Total Return Range
TA JPMorgan Core Bond - SC	1.89% to 6.20%
TA Asset Allocation - Conservative - SC	(.45)% to 1.39%
TA Asset Allocation - Growth - SC	(7.72)% to (2.47)%
TA Asset Allocation - Moderate Growth - SC	(4.4)% to (0.2)%
TA Clarion Global Real Estate Securities - SC	(12.98)% to (6.9)%
TA JPMorgan Tactical Allocation - SC	.57% to 2.35%
TA BlackRock Large Cap Value - SC	(5.38)% to 1.47%
TA AEGON High Yield Bond - SC	(1.65)% to 3.48%
TA PIMCO Total Return - SC	.20% to 4.96%
TA Morgan Stanley Capital Growth - SC	(8.94)% to (6.97)%
TA T. Rowe Price Small Cap - SC	(6.54)% to 2.91%
TA Third Avenue - SC	(19.48)% to (15.39)%
TA WMC Diversified Growth - SC	(7.88)% to (4.92)%
TA Systematic Small/Mid Cap Value - SC	(5.03)% to (3.27)%
TA AEGON U.S. Government Securities - SC	5.24% to 6.28%
TA Morgan Stanley Mid-Cap Growth - SC	(16.55)% to (7.86)%
TA Multi Managed Large-Cap Core - SC	(4.25)% to (0.72)%
TA Jennison Growth - SC	(9.56)% to (1.85)%
ProFund VP NASDAQ-100	(5.12)% to .21%
ProFund VP Small-Cap	(7.32)% to (0.57)%
ProFund VP Europe 30	(10.49)% to 6.48%
ProFund VP Utilities	6.62% to 16.06%
ProFund VP Consumer Services	(2.96)% to 4.2%
ProFund VP Pharmaceuticals	3.31% to 14.7%
ProFund VP Asia 30	(28.29)% to (8.36)%
ProFund VP Basic Materials	(17.63)% to 2.2%
ProFund VP Telecommunications	(5.29)% to 5.99%
Fidelity VIP Contrafund® - SCII	(9.69)% to (3.98)%
Fidelity VIP Equity Income - SCII	(4.95)% to (.59)%
Fidelity VIP Contrafund® - SCII	(5.25)% to (.71)%

Subaccount	2010 Total Return Range
TA Asset Allocation - Growth - SC	12.62% to 18.31%
TA JPMorgan Tactical Allocation	(2.18)% to (0.78)%
TA JPMorgan Enhanced Index	12.82% to 19.86%
TA Morgan Stanley Mid-Cap Growth - SC	24.84% to 25.86%
TA Jennison Growth	4.50% to 14.82%
ProFund VP Short Small-Cap	(30.22)% to (22.77)%
ProFund VP Short NASDAQ-100	(22.58)% to (19.24)%
ProFund VP Short Emerging Markets	(19.86)% to (18.81)%

74

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

5. Administrative and Mortality and Expense Risk Charges

WRL deducts a daily administrative charge equal to an annual rate ranging from 0% to .40% of the contract owner’s account for administrative expenses. WRL deducts an annual charge, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from .85% to 2.50% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for WRL’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the Separate Account. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Taxes

Operations of the Separate Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Separate Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

75

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2011

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™(ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

76

WRL Series Annuity Account

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

The financial statements for the WRL Series Annuity Account and for Western Reserve Life Assurance Co. of Ohio (“Western Reserve”) are included in Part B.

(b)	Exhibits

(1)	Resolution of the Board of Directors of Western Reserve establishing the separate account 1/

(2)	Not Applicable

(3)	Distribution of Contracts

(a)	Master Service and Distribution Compliance Agreement 1/

(b)	Amendment to Master Service and Distribution Compliance Agreement 2/

(c)	Form of Broker/Dealer Supervisory and Service Agreement 2/

(d)	Principal Underwriting Agreement 2/

(e)	First Amendment to Principal Underwriting Agreement 2/

(f)	Second Amendment to Principal Underwriting Agreement. 3/

(g)	Third Amendment to Principal Underwriting Agreement. 4/

(h)	Amended and Reinstated Principal Underwriting Agreement between WRL and AFSG. Note 25

(i)	First Amendment to Amended and Reinstated Principal Underwriting Agreement. Note 25

(j)	Amendment No. 2 to Amended and Reinstated Principal Underwriting Agreement. Note 26

(k)	Form of Life Insurance Company Product Sales Agreement Note 30

(l)	Principal Underwriting Agreement. Note 32.

(m)	Amendment No. 1 to Principal Underwriting Agreement. Note 32.

(n)	Amended and Restated Principal Underwriting Agreement between TCI and WRL. Note 36

(4)	(a) Specimen Flexible Payment Variable Accumulation Deferred Annuity Contract (WL18) 5/

(b)	Specimen Flexible Payment Variable Accumulation Deferred Annuity Contract (VA30) 6/

(c)	Death Benefit Riders

(i)	Annual Step-Up Death Benefit (GDB10) 6/

(ii)	Compounding Minimum Death Benefit (GDB11) 6/

(d)	Guaranteed Minimum Income Benefit Rider (GIB01) 5/

(e)	Guaranteed Minimum Income Benefit Rider (GIB02) 7/

(f)	Terminal Illness Rider (EA132) 5/

(g)	Nursing Care Facility Waiver Endorsement (EA133) 5/

(h)	Tax-Sheltered Annuity Endorsement (EA125) 8/

(i)	Endorsement - Contract Loan Provisions (EA126) 8/

(j)	Endorsement - Dollar Cost Averaging (EA134) 8/

(k)	Endorsement - Asset Rebalancing Program (EA135) 8/

(l)	Additional Earnings Rider (AER01) 7/

(m)	Additional Earnings Rider (AER02) 9/

(n)	Split Contract Endorsement (EA141) 9/

(o)	Guaranteed Minimum Death Benefit Endorsements

(i)	(EA138A, EA139, EA139B, EA140) 7/

(ii)	(EA142, EA145) 9/

(5)	(a) Application for Flexible Payment Variable Accumulation Deferred Annuity Contract (APP00500) 10/

(b)	Application for Flexible Payment Variable Accumulation Deferred Annuity Contract (APP00601) 9/

(6)	(a) Second Amended Articles of Incorporation of Western Reserve 1/

(b)	Certificate of First Amendment to Second Amended Articles of Incorporation of Western Reserve 11/

(c)	Amended Code of Regulations of Western Reserve 1/

(7)	(a) Reinsurance Agreement (TIRe) 9/

(b)	Reinsurance Agreement (GPHRe) 12/

(c)	Reinsurance Agreement (TIRe). Note 33

(8)	(a)	Participation Agreements Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 13/

(a)(1)	Amendment No. 1 dated March 15, 2000 to Participation Agreement -Variable Insurance Products Fund 8/

(a)(2)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund 14/
(a)(3)	Amendment No. 4 to Participation Agreement (Fidelity VIP and VIP V). Note 37.

(8)	(b)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 13/

(b)(1)	Amendment No. 1 dated March 15, 2000 to Participation Agreement -Variable Insurance Products Fund II 8/

(b)(2)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund II 14/

(b)(3)	Third Amendment dated September 1, 2003 to Participation Agreement – Variable Insurance Products Fund II 15/

(b)(4)	Fourth Amendment dated December 1, 2003 to Participation Agreement – Variable Insurance Products Fund II 3/
(b)(5)	Amendment No. 8 to Participation Agreement (Fidelity VIP II and VIP V). Note 37.

(8)	(c)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 13/

(c)(1)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund 8/

(c)(2)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund III 14
(c)(3)	Amendment No. 3 to Participation Agreement (Fidelity VIP III). Note 37.

(8)	(d)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto 15/

(d)(1)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 3/

(d)(2)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 16/

(d)(3)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004. 4/

(d)(4)	Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004. Note 22

(d)(5)	Amendment No. 25 to Participation Agreement (ATST) Note 22

(d)(6)	Amendment No. 26 to Participation Agreement (ATST) Note 24

(d)(7)	Amendment No. 29 to Participation Agreement (TST) Note 31

(d)(8)	Amendment No. 34 to Participation Agreement (TST) Note 34

(d)(9)	Amendment No. 35 to Participation Agreement (TST) Note 35

(d)(10)	Amendment No. 36 to Participation Agreement (TST) Note 36

(8)	(e)	Amended and Restated Fund Participation Agreement between Access Variable Insurance Trust and Western Reserve dated May 1, 2004 4/

(8)	(f)	Participation Agreement Among ProFunds and Western Reserve. Note 27

(f)(1)	Amendment No. 2 to Participation Agreement (ProFunds) Note 28

(9)	Opinion and Consent of Counsel. Note 37.

(10)	(a) Consent of Counsel. Note 37.

(b)	Consent of Independent Registered Public Accounting Firm. Note 37.

(c)	Opinion and Consent of Actuary. Note 24

(11)	Not Applicable

(12)	Not Applicable

(13)	Schedules for Computation of Performance Quotations. Note 17

(14)	Not Applicable

(15)	Powers of Attorney (Arthur C. Schneider, Brenda K. Clancy, Charles T. Boswell, Darryl D. Button, John Hunter, Karen R. Wright, and Eric J. Martin.) Note 36

1/	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

2/	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

3/	This exhibit was previously filed on Pre-Effective Amendment No. 1 for Form N-6 dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.

4/	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-4 dated April 19, 2004 (File No. 333-84773) and is incorporated herein by reference.

5/	This exhibit was previously filed on the Initial Registration Statement on Form N-4 dated July 12, 1999 (File No. 333-82705) and is incorporated herein by reference.

6/	This exhibit was previously filed on Post-Effective Amendment No. 7 to Form N-4 dated February 19, 2003 (File No. 333-82705) and is incorporated herein by reference.

7/	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-4 dated February 19, 2002 (File No. 333-82705) and is incorporated herein by reference.

8/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.

9/	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-4 dated April 14, 2003 (File No. 333-93169) and is incorporated herein by reference.

10/	This exhibit was previously filed on Post-Effective Amendment No. 15 to Form N-4 dated April 23, 2002 (File No. 33-49556) and is incorporated herein by reference.

11/	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 dated April 21, 2000 (File No. 333-82705) and is incorporated herein by reference.

12/	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-4 dated April 15, 2003 (File No. 333-82705) and is incorporated herein by reference.

13/	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.

14/	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.

15/	This exhibit was previously filed on the Initial Registration Statement to Form N-4 dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.

16/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.

17/	This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997 (File No. 33-507) and is incorporated herein by reference.

18/	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-4 dated November 1, 2002 (File No. 333-82705) and is incorporated herein by reference.

19	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-108525) filed on September 5, 2003.

20	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-108525) on April 29, 2004.

21	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333 -108525) filed on January 7, 2005.

22	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-82705) Filed on April 28, 2005.

23	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-108525) dated December 13, 2005.

24	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-82705) dated April 26, 2006.

25	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) dated February 13, 2007.

26	Filed with Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333-82705) dated April 26, 2007.

27	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) on February 13, 2007.

28	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement (File No. 333-145461) on October 23, 2007.

29	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-145461) on August 15, 2007

30	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 registration statement (File No. 333-125817) on February 15, 2008.

31	Filed with Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-82705) dated April 28, 2008.

32	Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-108525) on November 6, 2008.

33	Filed with Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 333-82705) dated April 27, 2009.

34	Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 333-108525) dated November 19, 2009.

35	Filed with Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-82705) dated April 21, 2010.

36	Filed with Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 333-82705) dated April 27, 2011.

37	Filed herewith.

Item 25.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Charles T. Boswell	(2)	Director and Chief Executive Officer
Arthur Schneider	(1)	Director and Senior Vice President, and Chief Tax Officer
Brenda K. Clancy	(1)	Director, Chairman of the Board and President
Darryl D. Button	(1)	Director and Executive Vice President
Eric J. Martin	(1)	Senior Vice President and Corporate Controller
John Hunter	(1)	Director and Division Chief Operating Officer—Life and Protection
Karen R. Wright	(3)	Treasurer and Vice President

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, Florida 33716

(3)	100 Light Street, Floor B1, Baltimore, MD 21202-1098

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	AEGON USA Realty Advisors, LLC is the non-owner Manager	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	General Partner - AEGON-CMF GP, LLC	Investment in mortgages

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.4675%) ; Monumental Life Insurance Company (8.5325%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency

Clark, LLC	Delaware	Sole Member - Diverisified Investment Advisors, Inc.	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Diversified Retirement Corporation	Delaware	100% AUSA Holding Company	Registered investment advisor

Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, LLC	New York	100% Transamerica Life Insurance Company	Broadway production

FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments XXVI, LLC	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member - Garnet Community Investments XXX, LLC	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

IWA Commercial Venture, LLC	Georgia	Sole Member - Investors Waranty of America, Inc.	Maintain property tax abatement

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund 1, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member – PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member – PSL Acquisitions Operating, LLC	Irrigation company

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant

Transamerica Distribution Finance – Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Advisors, Inc.	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments

Yarra Rapids Management, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Company organized for the intention of real estate investments but no business at this time

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of, February 29, 2012 there were 18,257 Contract owners for the WRL Freedom Premier and 1,068 Contract owners for the WRL Freedom Premier II.

Item 28.	Indemnification

Provisions exist under the Ohio General Corporation Law (see, e.g., Section 1701.13), the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA M, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA N, Separate Account VA BNY, Separate Account VA HNY, Separate Account VA PP, Separate Account VA QNY, Separate Account VA QQ, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Margaret A. Cullem-Fiore	(5)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Shelley A. Mossman	(1)	Assistant Vice President

Christy Post-Rissin	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Karen R. Wright	(3)	Treasurer

Karen D. Heburn	(5)	Vice President

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$8,351,288	0	0	0

(1)	Fiscal Year 2011

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Manager Regulatory Filing Unit, Western Reserve Life Assurance Co. of Ohio at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services

Not Applicable

Item 32.	Undertakings

Western Reserve hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33.	Section 403(b)(11) Representation

Registrant represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, Registrant is relying on the no-action letter issued by the Office of Insurance Products and Legal Compliance, Division of Investment Management, to the American Council of Life Insurance dated November 28, 1988 (Ref. No. IP-6-88), and that the provisions of paragraphs (1)—(4) thereof have been complied with.

Texas ORP Representation

The Registrant intends to offer Contracts to participants in the Texas Optional Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) - (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 12th day of April, 2012.

WRL SERIES ANNUITY ACCOUNT

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO Depositor

*
Brenda K. Clancy President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	Director and Executive Vice President	, 2012
Darryl D. Button

*	Director and Chief Executive Officer	, 2012
Charles T. Boswell

*	Director, Chairman of the Board and President	, 2012
Brenda K. Clancy

*	Director and Division Chief Operating Officer – Life & Protection	, 2012
John R. Hunter

*	Director, Senior Vice President, and Chief Tax Officer	, 2012
Arthur C. Schneider

*	Treasurer and Vice President	, 2012
Karen R. Wright

*	Corporate Controller and Senior Vice President	, 2012
Eric J. Martin

/S/ DARIN D. SMITH	Assistant Vice President, and Assistant Secretary General Counsel	April 12, 2012
*By Darin D. Smith

*By:	Darin D. Smith - Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No. 333-82705

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

WRL SERIES ANNUITY ACCOUNT

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(8)(a)(3)	Amendment No. 4 to Participation Agreement (Fidelity VIP and VIP V)

(8)(b)(5)	Amendment No. 8 to Participation Agreement (Fidelity VIP II and VIP V)

(8)(c)(3)	Amendment No. 3 to Participation Agreement (Fidelity VIP III)

(9)	Opinion and Consent of Counsel

(10)(a)	Consent of Counsel

(10)(b)	Consent of Independent Registered Public Accounting Firm

*	Page numbers included only in manually executed original.